File Nos. 333-185837
811-03859

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 13	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 13	[X]
(Check Appropriate Box or Boxes)

Variable Separate Account
(Exact Name of Registrant)
AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Depositor)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (800) 871-2000
American Home Assurance Company
(Name of Guarantor)
1271 Avenue of the Americas, FL37, New York, NY 10020-1304
(Address of Guarantor’s Principal Executive Offices) (Zip Code)
Guarantor’s Telephone Number, including Area Code: (212) 770-7000
Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Units of interest in flexible premium deferred variable annuity contracts.

Prospectus
May 1, 2023
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
American General Life Insurance Company
in all states except New York
in connection with
VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed in Appendix A to this prospectus.
This contract is no longer available for purchase by new contract Owners.
Please read this prospectus carefully and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs, and investment options offered at different fees and expenses. You should carefully consider among other things, whether the features of this contract and the related fees provide the most appropriate solution to help you meet your retirement savings goals.
These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.corebridgefinancial.com/annuities).
Please see ALLOCATION OF PURCHASE PAYMENTS in this prospectus for the address to which you must send Purchase Payments.

2

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company (“AGL”). The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed form(s) and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday or tenth contract anniversary, whichever is later.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $1,500,000.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.
3

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
You may be subject to charges for early withdrawals. Withdrawal charges do not apply to certain withdrawals including the withdrawal up to the annual penalty-free withdrawal amount which equals 10% of your Purchase Payments not yet withdrawn.
If you withdraw money from your contract within 3 years following each Purchase Payment, you may be assessed a withdrawal charge of up to 7%, as a percentage of each Purchase
Payment withdrawn.
				Expenses – Withdrawal Charges
Transaction Charges
In addition to withdrawal charges, you may be charged for other transactions. You will be charged for each transfer after 15 transfers in any contract year during the Accumulation
Phase. There may also be taxes on Purchase Payments.
				Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Investment Options[2] (Underlying Fund fees and expenses)	0.45%	1.54%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.10%[3]	0.80%[4]
1 As a percentage of the value in the Separate Account (includes a percentage attributable to the contract maintenance fee).
2 As a percentage of Underlying Fund net assets.
3 As a percentage of the Income Benefit Base used to calculate the guaranteed benefit.
4 As a percentage of the MAV Benefit Base used to calculate the guaranteed benefit. This represents the maximum charge for the most expensive optional benefit.
Because your contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,750	Highest Annual Cost: $3,428
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive Underlying Fund fees
and expenses
•No optional benefits
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of optional
benefits and Underlying Fund fees and
expenses
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

4

	RISKS	Location in Prospectus
Risk of Loss	You can gain or lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.
•Charges may apply to withdrawals. Withdrawal charges could significantly reduce the value of your investment or the amount that you receive upon taking a withdrawal.
Withdrawals may also reduce or terminate contract guarantees.
•The benefits of tax deferral, long-term income, and optional Living Benefit guarantees mean that this contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
•Each investment option (including each Fixed Account option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the contract is subject to the risks related to us, American General Life
Insurance Company. Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. More information about us is available upon request by calling the Annuity Service Center at (800) 445-7862 or visiting www.corebridgefinancial.com/annuities.

RESTRICTIONS
Investments
•Certain investment options may not be available under your contract.
•You may transfer funds between the investment options, subject to certain restrictions.
•Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
•The minimum transfer amount is $100. If less than $100 would remain in an investment option after a transfer, the entire amount must be transferred.
•Your ability to transfer amounts to a Fixed Account option may be restricted.
•We reserve the right to remove or substitute Underlying Funds as investment options.
Investment Options
Optional Benefits
•Additional restrictions and limitations apply under the contract’s optional benefits.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.
Optional Living Benefits Death Benefits
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account
(IRA), there is no additional tax benefit under the contract.
•Earnings under your contract are taxed at ordinary income tax rates when withdrawn.
You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
Your financial representative may receive compensation for selling this contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation.
Payments in Connection with Distribution of the Contract
Exchanges
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

5

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death. Optional Living Benefits may also be available under the contract, which are designed to help you achieve your financial goals and protect against certain financial risks.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.
Additional information about each Underlying Fund is provided in an appendix to this prospectus. Please see APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit and any optional Living Benefits, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase. If you own an optional Living Benefit at the time that you annuitize the contract, you may choose to take annuity income payments in accordance with that Living Benefit. Otherwise, your optional Living Benefit terminates at the beginning of the Income Phase.
Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Withdrawals may negatively impact the value of your contract’s benefits, and may cause an optional Living Benefit to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Optional Living Benefits. You may have elected one of the optional Living Benefits under the contract for an additional fee at the time the contract was purchased. Each Living Benefit is designed to provide limited protection from unfavorable investment performance during the Accumulation Phase, and can also provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries. The contract includes a Standard Death
6

Benefit equal to the value of the contract at no additional charge. If you elect an optional death benefit (either the Maximum Anniversary Value Death Benefit or Purchase Payment Accumulation Death Benefit) for an additional fee, a greater amount may be payable upon death.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•
Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•
Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•
Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced so that the resulting allocations are consistent with your current investment instructions. Automatic rebalances do not count towards the number of free transfers per contract year.
•
Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•
Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.
7

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)[1]	7%

Transfer Fee (Per transfer after 15 transfers in any contract year)	$25

The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Contract Maintenance Fee[2]	$35
Base Contract Expense[3] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.52%
Optional Death Benefits Fee
Maximum Anniversary Value Death Benefit	0.20%
Purchase Payment Accumulation Death Benefit	0.20%
EstatePlus Fee[4]	0.25%

Optional Living Benefits Fee
MarketLock Fee
(calculated as a percentage of the MAV Benefit Base)5
Annualized Fee
All years in which the feature is in effect	0.65%
MarketLock For Two Fee
(calculated as a percentage of the MAV Benefit Base)5
All years in which the feature is in effect	Annualized Fee
Prior to Any Withdrawal	0.40%
After the First Withdrawal	0.80%
Polaris Income Rewards Fee
(calculated as a percentage of the Withdrawal Benefit Base)6
Contract Year	Annualized Fee
0-7	0.65%
8-10	0.45%
11+	none
Capital Protector Fee
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)7
Contract Year	Annualized Fee
0-5	0.65%
6-10	0.45%
11+	none
Income Protector Fee
(calculated as a percentage of your Income Benefit Base)8
All Contract Years	0.10%
Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.45%	1.54%
8

Footnotes to the Fee Table:
1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 3 years as follows:
Years since receipt:	1	2	3	4+
	7%	6%	5%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.
2 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.
3 Base Contract Expense includes 0.15% distribution expense fee.
Beneficiary Expenses if Extended Legacy is Elected if your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS below.
4 EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if an optional death benefit is also elected. This feature is not available on contracts issued in Washington.
5 MarketLock and MarketLock for Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.
6 Polaris Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.
7 Capital Protector is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued prior to May 3, 2004, the fee is as follows: 0.55% for Years 0-5, 0.35% for Years 6-10 (0.55% for Years 0-7, 0.20% for Years 8-10 in Washington and Oregon), no fee for Years 11+. For contracts issued in Washington or Oregon after May 3, 2004, the fee is as follows: 0.65% for Years 0-7, 0.30% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.
8 Income Protector is optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.
9

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses.
The expense examples below assume that you invest $100,000 in the contract for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges  (including additional charges for optional benefits). Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.

Maximum Expense Examples
(assuming annual contract expenses of 1.97% (including the optional Maximum Anniversary Value Death Benefit and the optional EstatePlus feature), the optional MarketLock For Two feature (0.80%) and investment in an Underlying Fund with total expenses of 1.54%*)
(1)
If you surrender your contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$11,207	$17,957	$21,828	$44,547
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$4,207	$12,957	$21,828	$44,547
Minimum Expense Examples
(assuming annual contract expenses of 1.52%, no election of optional features and investment in an Underlying Fund with total expenses of 0.45%**)
(1)
If you surrender your contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$8,980	$11,164	$10,605	$22,942
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,980	$6,164	$10,605	$22,942
Additional Expense Example Information
1.
In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
2.
If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The Maximum Expense Examples assume that the MAV Benefit Base, which is used to calculate the MarketLock For Two fee, includes the higher fee which is applied after the first withdrawal is taken during the stated period.
3.
If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
*
The 1 year Maximum Expense Example reflects the SunAmerica Series Trust 0.12% fee waiver.
**
The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.02% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
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Principal Risks Of Investing In The Contract

Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and Living Benefit protections mean that this contract is more beneficial to investors with a long investment time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to significant withdrawal charges. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the death benefit. In addition, a withdrawal could reduce the value of an optional Living Benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract. We may defer payment of withdrawals from a Fixed Account option for up to six months when permitted by law.
Variable Portfolio Risk. Amounts that you invest in the Variable Portfolios are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in these Variable Portfolios. Each Variable Portfolio’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio. You are responsible for allocating Purchase Payments to the Variable Portfolios that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that you may not use or benefit from.
Managed Volatility Fund Risk. Certain Underlying Funds, utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits. Certain Underlying Funds advised by our affiliate employ such risk management strategies, which may help us manage our financial risks.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to certain restrictions. We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice based on age as shown below and election of optional benefit(s), and may require our prior approval before accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. There is no guarantee that you will always be permitted to make Purchase Payments.
Minimum Contract Value Risk. Where permitted by state law, we may terminate your contract if your contract value is less than $500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability.
Business Disruption. Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Accumulation Unit Values (“AUVs”) or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our
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service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the affected Underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Purchasing a Polaris ChoiceII
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as Spousal Continuation of the death benefit.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•
Estate planning,
•
Tax consequences, and
•
The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
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Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•
Your rights and those of any other person with rights under this contract will be subject to the assignment.
•
We are not responsible for the validity, tax or other legal consequences of any assignment.
•
An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment (1)	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(2)	$2,000	$250	$100
Non-Qualified(2)	$10,000	$500	$100
(1)
If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.
(2)
These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We reserve the right to refuse any Purchase Payment. We will not accept subsequent Purchase Payments from contract Owners age 86 or older.
We will not accept subsequent Purchase Payments on or after the first contract anniversary if you have elected an optional Living Benefit feature. If you send a subsequent Purchase Payment after the first contract anniversary, the Purchase Payment will not be considered to be received by us and we will return the Purchase Payment. As a result, the Income Base of the Living Benefit may not be increased by adding Purchase Payments. We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•
For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•
Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address may result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company Premium Processing Center P.O. Box 100330 Pasadena, CA 91189-0330

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
JPM Chase-AGL 100330 Premium Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

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Receipt of Purchase Payments:
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
We allocate your Purchase Payment to your contract as of the date such Purchase Payment is priced. Initial Purchase Payments received at the Annuity Service Center in Good Order before Market Close will be priced within two NYSE business days after it is received. Initial Purchase Payments received at the Annuity Service Center in Good Order after Market Close will be priced within two NYSE business days after the next NYSE business day.
If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds.
Any subsequent Purchase Payment will be priced as of the day it is received by the Annuity Service Center in Good Order before Market Close. If the subsequent Purchase Payment is received at the Annuity Service Center in Good Order after Market Close, it will be priced as of the next NYSE business day.
We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file.
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment
Plan that allows you to make subsequent Purchase Payments , if you have not elected a Living Benefit feature.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.
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If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the next NYSE business day. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. If we place your money in a money market or similar portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and Fixed Accounts, as may be available under your contract:
•
Variable Portfolios
•
Fixed Accounts
•
Dollar Cost Averaging Fixed Account
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.
Information regarding each Underlying Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling (855) 421-2692 or visiting our website at www.corebridgefinancial.com/ProductProspectuses.
You may also obtain information about the Underlying Funds by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
All Variable Portfolios may not be available through the broker-dealer with which your financial representative is affiliated. Such portfolios are identified in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT. Please check with your financial representative for availability.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same advisor or subadvisor.
During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of a money market or similar portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in a money market or similar portfolio will lose value.
You can gain or lose money if you invest in these Variable
Portfolios. You are responsible for allocating Purchase
Payments to the Variable Portfolios as appropriate for your
own individual circumstances, investment goals, financial
situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit
your needs. You bear the risk of any decline in contract
value resulting from the performance of the Variable
Portfolio you have selected. In making your investment
selections, you should investigate all information available to you including the Underlying Fund’s prospectus,
statement of additional information and annual and
semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
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You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
•
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series II Shares
•
American Funds Insurance Series® – Class 2 Shares
•
Columbia Funds Variable Insurance Trust I and Columbia Funds Variable Series Trust II – Class 1 Shares
•
Goldman Sachs Variable Insurance Trust – Class Service Shares
•
Lord Abbett Series Fund, Inc. – Class VC Shares
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
•
Seasons Series Trust — Class 3 Shares
•
SunAmerica Series Trust – Class 2 Shares (for contracts issued prior to September 30, 2002)
•
SunAmerica Series Trust – Class 3 Shares
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your Fixed Account interest crediting rates are guaranteed for amounts allocated to each Fixed Account for up to 1 year. Thereafter, for Fixed Accounts other than Dollar Cost Averaging Fixed Account options (as described below), we will declare annual Fixed Account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared Fixed Account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract
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was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•
Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•
Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•
Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
If your contract offered Fixed Accounts subject to a market value adjustment, please see APPENDIX D – MARKET VALUE ADJUSTMENT (“MVA”) in this prospectus for additional information.
Dollar Cost Averaging Fixed Accounts
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
•
The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•
You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less
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than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
•
Transfers occur on a monthly periodic schedule.
•
The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•
You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•
At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•
Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default
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Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes, we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•
Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•
You must transfer at least $100 per transfer.
•
If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities
United States Postal Service (first-class mail): Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570
Facsimile: (818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on the investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These
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circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Effective August 6, 2012, the Short-Term Trading policy applicable to your prospectus changed as follows:
Trading Policy Before Change	Trading Policy After Change
5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of Transfer	15th transfer in 12-Month Rolling Period triggers the U.S. Mail method of Transfer.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•
While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•
Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•
All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•
Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•
We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 21, 2023 and within the previous twelve months (from August 22, 2022 forward) you made 15 transfers including the August 21st transfer, then all transfers made for twelve months after August 21, 2023 must be submitted by U.S. Mail (from August 22, 2023 through August 21, 2024).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.
impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.
impose minimum holding periods;
3.
reject any Purchase Payment or transfer request;
4.
terminate your transfer privileges; and/or
5.
request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•
the number of transfers made in a defined period;
•
the dollar amount of the transfer;
•
the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•
the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•
whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•
the history of transfer activity in the contract or in other contracts we may offer; and/or
•
other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However,
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such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•
We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•
We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Return Plus Program
The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.
Example of Return Plus Program:
Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the
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3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.
We reserve the right to modify, suspend or terminate the Return Plus program at any time.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•
Partial Withdrawal;
•
Systematic Withdrawal;
•
Total Withdrawal (also known as surrender); or
•
Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$500 (2)
Systematic Withdrawal	$100	$500(2)
(1)
The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)
The total contract value must be at least $500 after a withdrawal.
Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
To determine your penalty-free withdrawal amount and your withdrawal charge, we refer to two special terms: “penalty-free earnings” and “total invested amount.”
Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:
•
Penalty-free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and
•
Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.
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If you elected an optional Living Benefit that offers Maximum Annual Withdrawal Amounts, below describes your annual penalty-free withdrawal amount:
During the first contract year, your maximum annual penalty-free withdrawal amount is the greatest of:
(1)Your penalty-free earnings; or
(2)If you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or
(3)the Maximum Annual Withdrawal Amount allowed under the Living Benefit you elected.
After the first contract year, your maximum annual penalty-free withdrawal amount is the greatest of:
(1)your penalty-free earnings; or
(2)10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or
(3)the Maximum Annual Withdrawal amount allowed under the Living Benefit you elected.
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
If you do not elect an optional Living Benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your annual penalty-free withdrawal amount.
During the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount
After the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Penalty-Free Withdrawal Amount and the Living Benefit
If you elect a Living Benefit and if you withdraw an amount that is under the 10% penalty-free withdrawal amount as described above, but exceed the Maximum Annual Withdrawal Amount, it will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base, if applicable, and future income payments under the Living Benefit even though you are not assessed a withdrawal charge. Please see OPTIONAL LIVING BENEFITS below.
For example, if you elected a Living Benefit and your Maximum Annual Withdrawal Amount (MAWA) is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty-free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty-free withdrawal amount. You may also take up to an additional $4,000 that contract year as a penalty-free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the Living Benefit which reduces the Income Base, the Income Credit Base if applicable, and future Maximum Annual Withdrawal Amounts.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charges or higher withdrawal charges.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required
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minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum penalty-free withdrawal of $10,000. After that penalty-free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:
A–(B × C)=D, where:
A=
Your contract value at the time of your request for withdrawal ($90,000)
B=
The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=
The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 5% is the applicable percentage) [B × C=$5,000]
D=
Your full contract value ($85,000) available for total withdrawal
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
If you elect a Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program, you must request withdrawals on the appropriate Living Benefit enrollment form. If we receive your request on another
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form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the same contract year and may permanently reduce future guaranteed withdrawal amounts. The systematic withdrawal program will be re-established in the following contract year after such withdrawals, and the annualized systematic withdrawals will be adjusted to account for the new Maximum Annual Withdrawal Amount. If you must take Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center. You may establish a systematic withdrawal program to take your RMD, which will ensure the amount taken does not exceed either the Maximum Annual Withdrawal Amount under the Living Benefit or RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•
You cannot use this waiver during the first 90 days after your contract is issued.
•
The confinement period for which you seek the waiver must begin after you purchase your contract.
•
We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)
a doctor’s note recommending admittance to a nursing home;
2)
an admittance form which shows the type of facility you entered; and
3)
the bill from the nursing home which shows that you met the 60 day confinement requirement.
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Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit equal to the contract value	•Withdrawals may significantly reduce the benefit •Death benefit calculated differently depending on age and date of contract issuance
Dollar Cost Averaging (DCA) Fixed Accounts
Interest is credited to
amounts allocated to a DCA
Fixed Account and your
money is systematically
transferred from the DCA
Fixed Account to one or
more investment options
over a specified period of
time

•Must be funded with an initial and subsequent Purchase Payment, not transferred contract value
•Minimum funding requirements apply
•Only 6-month and 12-month may be available
•Transfers may only occur on a monthly basis
•Availability may be restricted based on date of contract issuance and election of optional benefits
•Fixed Account options are not eligible to receive DCA transfers
•The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contrat.

Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options
•Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
•Minimum per transfer is $100 regardless of source account
•Fixed Account options are not eligible to receive DCA transfers
•Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file

Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages
•Rebalancing may occur on a quarterly, semi-annual, or annual basis
•Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
•Upon notification of your death, we will terminate the Automatic Asset
Rebalancing Program unless your Beneficiary instructs us otherwise

Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	•Minimum withdrawal amount is $100 •Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis •Participation in program may be restricted if optional Living Benefit elected
Automatic Payment Plan	Allows you to make automatic Purchase Payments	•Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply •May not be available with election of certain Living Benefit features
Return Plus Program	Allows you to allocate your investment strategically between the Fixed Accounts and Variable Portfolios	•May only be available if multi-year Fixed Accounts are offered
Optional Benefits No Longer Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Polaris Income Rewards	A guaranteed minimum withdrawal benefit with a step-up opportunity	0.65% (as a percentage of the Withdrawal Benefit Base)
•Withdrawals may significantly reduce the benefit
•May not be canceled once elected. However, there is no
charge for this benefit after the 10th contract anniversary
•The benefit is based on the Purchase Payments received
within first 90 days of the contract issue
•For contracts issued in Washington, the entire fee will be
deducted from the portion of your contract value allocated to the Variable Portfolios.

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Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Capital Protector	Provides a one-time adjustment to your contract value on the 10th contract anniversary	Purchased on or after May 3, 2004: 0.65% Purchased prior to May 3, 2004: 0.55% (as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)
•Withdrawals may significantly reduce the benefit
•The benefit is based on the Purchase Payments received
within 90 days of the contract issue
•Cannot be canceled prior to the 10th contract anniversary
•The feature will no longer be available if a death benefit is paid or if the contract is fully surrendered or annuitized
before the 10th contract anniversary
•Fee may vary depending on what state your contract was
issued in.

Income Protector	A guaranteed minimum income benefit that can offer ability to receive fixed income payments during Income Phase	0.10% (as a percentage of the Income Benefit Base)
•Withdrawals may significantly reduce the benefit
•May not begin income for at least 10 years after election of benefit
•May not elect this feature if the required waiting period
before beginning the Income Phase would occur later than
your Latest Annuity Date
•May only elect to begin the Income Phase using the benefit
within the 30 days after the 10th or later contract
anniversary following the effective date of electing the
benefit or Re-Set if applicable.
•Qualified contracts may limit the benefit, given qualified
contracts generally require selection of an annuity income
option that does not exceed life expectancy.

MarketLock Living Benefit	A guaranteed minimum withdrawal benefit with step-up opportunities	0.65% (as a percentage of the MAV Benefit Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•The benefit is based Purchase Payments received during the
first 2 contract years
•Ineligible for step-up period extension if age requirements are not satisfied
•The fee may change if you elect a step-up period extension
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected after termination
•Benefit may vary depending on when you purchased your
contract
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

MarketLock For Two Living Benefit	A guaranteed minimum withdrawal benefit for two covered persons with step-up opportunities	0.80% (as a percentage of the MAV Benefit Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•The benefit is based Purchase Payments received during the
first 2 contract years
•The fee may change if you elect a step-up period extension
•Ineligible for step-up period extension if age requirements are not satisfied
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected after termination
•Benefit may vary depending on when you purchased your
contract
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

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Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Purchase Payment Accumulation Death Benefit	Provides a death benefit based on the greatest of contract value, Net Purchase Payments accumulated at an annual growth rate, or the contract value on the seventh contract anniversary	0.20% (average daily net asset value allocated to the Variable Portfolios)	•Withdrawals may significantly reduce the benefit •Death benefit calculated differently depending on age and date of contract issuance •Death benefit election cannot be changed
Maximum Anniversary Value Death Benefit	Provides a death benefit based on the greatest of contract value, Net Purchase Payments, or maximum anniversary value on an eligible contract anniversary	0.20% (average daily net asset value allocated to the Variable Portfolios)
•Withdrawals may significantly reduce the benefit
•Death benefit calculated differently depending on age and
date of contract issuance
•If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death
benefit will be equal to the contract value.

EstatePlus Benefit	Increases the death benefit amount if there are earnings in the contract at the time of death	0.25% (as a percentage of average daily ending net asset value allocated to the Variable Portfolios)
•Withdrawals may significantly reduce the benefit
•Can only be elected with the Maximum Anniversary Value or
the Purchase Payment Accumulation death benefit at
contract issue
•Not available if age 81 or older at the time of contract issue
•May not be terminated
•Not available after Latest Annuity Date
•The contract year of owner’s death and age at issue
determines the Estate Plus Percentage and the Maximum
EstatePlus Benefit
•Purchase Payments received after the 5th contract
anniversary must remain in the contract for at least 6 full
months to be included as part of Net Purchase Payments for
the death benefit calculation
•Not available in Washington

Optional Living Benefits

Only one living benefit feature can be elected. None of the living benefit features described below can currently be elected.
Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 2nd contract anniversary from your contract issue date. You may not establish an automatic subsequent purchase payment plan with election of the living benefit and any current payment plan has been terminated.
Marketlock and Marketlock For Two
MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA’s or tax-qualified plans.
Withdrawals under the features are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, penalty-free withdrawal amounts and all other benefits, features and conditions of your contract.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 ½ at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
MarketLock
For contracts issued prior to May 1, 2006, MarketLock guarantees the Maximum Anniversary Value (MAV) that can be taken during the first 10 years of the contract through a series of withdrawals. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the annual withdrawal amount is guaranteed to last for life.
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MarketLock Summary Table:
Time of First Withdrawal	Maximum Annual Withdrawal Percentage* prior to any Extension	Initial Minimum Withdrawal Period prior to any Extension	Maximum Annual Withdrawal Percentage if Extension is Elected
Before 5th Benefit Year anniversary	5%	20 years	5%
On or after 5th Benefit Year anniversary	7%	14.28 years	7%
On or after 10th Benefit Year anniversary	10%	10 years	7%
On or after 20th Benefit Year anniversary	10%	10 years	10%
On or after the older contract Owner’s 65th birthday**	5%	Life of the older contract Owner	5%
*
For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions (“RMD”) from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of a RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals will not permanently reduce future withdrawal amounts, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see “How are the components for MarketLock and MarketLock For Two Calculated?” below.
**
For contracts issued on or after May 1, 2006, lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.
MarketLock For Two Summary Table:
Age of the Younger Spouse at Time of First Withdrawal	Maximum Annual Withdrawal Percentage*
At least age 55 but prior to 63rd birthday	4%
At least age 63 but prior to 76th birthday	5%
On or after 76th birthday	6%
*
If you are taking required minimum distributions (“RMD”) from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see “What are the effects of withdrawals on MarketLock and MarketLock For Two?” below.
How are the components for MarketLock and MarketLock For Two calculated?
First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered Ineligible Purchase Payments. We will not accept subsequent Purchase Payments after the 2nd contract year. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions, if applicable; however, spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.
Second, we consider the MAV Evaluation Period, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.
Third, we determine the Anniversary Value which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.
Fourth, we determine the MAV Benefit Base. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year’s Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.
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If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.
Finally, for MarketLock only, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.
Can I extend the MAV Evaluation Period beyond 10 years?
Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older Owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. In order to extend the MAV Evaluation Period, you must contact us no later than 30 days after the end of the current MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see “How are the Components of MarketLock and MarketLock For Two calculated?” above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.
If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.
What are the fees for MarketLock and MarketLock For Two?
The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The entire fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.
The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.
An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.
For contracts issued in Washington, the entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.
What are the effects of withdrawals on MarketLock and MarketLock For Two?
MarketLock
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.
In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older Owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older Owner’s 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base
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increases due to additional Eligible Purchase Payments or MAV Benefit Base Step-Up Anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under “How are the components for MarketLock and MarketLock For Two calculated?” above, based on when you took your first withdrawal and adjusted for withdrawals already taken.
Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:
MAV Benefit Base: Withdrawals reduce the MAV Benefit Base as follows:
(1)
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;
(2)
Excess Withdrawals as described above reduce the MAV Benefit Base as follows:
If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:
(a)
is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;
(b)
is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.
Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.
Minimum Withdrawal Period: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.
The Amount Withdrawn in a Benefit Year	Effect on Minimum Withdrawal Period
Amounts up to the Maximum Annual Withdrawal Amount	New Minimum Withdrawal Period = the MAV Benefit Base (which includes a deduction for any previous withdrawal), divided by the current Maximum Annual Withdrawal Amount
Amounts in excess of the Maximum Annual Withdrawal Amount	New Minimum Withdrawal Period = the Minimum Withdrawal Period as of the prior contract anniversary minus one year
MarketLock For Two
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse’s
31

lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:
MAV Benefit Base: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:
For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under “How are the components for MarketLock and MarketLock For Two Calculated?”). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.
What happens if my contract value is reduced to zero?
MarketLock
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract’s other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.
When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal
Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract Owner; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any payment option mutually agreeable between you and us.
MarketLock For Two
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if your contract value is reduced to zero due to an Excess Withdrawal; no Benefit remains.
The contract’s other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.
Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any payment option mutually agreeable between you and us.
If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.
What happens to MarketLock and MarketLock For Two upon a spousal continuation?
MarketLock
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older Owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may
32

continue to receive lifetime withdrawals because they are based on the older Owner’s life.
If the contract Owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (1) the original Owner did not previously extend the MAV Evaluation Period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.
MarketLock For Two
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.
If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see “Can I extend the MAV Evaluation Period beyond 10 years?” above.
Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?
For contracts issued on or after May 1, 2006, upon the death of the older contract Owner, lifetime withdrawals will no longer be available.
If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.
Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?
No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.
What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?
Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.
MarketLock
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:
1.
Annuitize the contract value under the contract’s annuity provisions; or
2.
For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or
3.
Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or
4.
Any payment option mutually agreeable between you and us.
MarketLock For Two
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:
1.
Annuitize the contract value under the contract’s annuity provisions; or
2.
Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or
33

annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or
3.
Any payment option mutually agreeable between you and us.
Can MarketLock and MarketLock For Two be cancelled?
MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.
Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?
MarketLock
MarketLock automatically terminates upon the occurrence of one of the following:
1.
The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or
2.
Annuitization of the contract; or
3.
Full surrender of the contract; or
4.
Death benefit is paid.
5.
Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.
For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:
1.
An ownership change which results in a change of the older Owner;* or
2.
Withdrawals prior to the 65th birthday of the older Owner; or
3.
Death of the older Owner; or
4.
A Spousal Continuation (upon the death of the older Owner); or
5.
A withdrawal in excess of 5% of MAV Benefit Base.**
*
If a change of ownership occurs from a natural person to a non-natural entity, the original natural older Owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
**
If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.
MarketLock For Two
MarketLock For Two automatically terminates upon the occurrence of one of the following:
1.
Annuitization of the contract; or
2.
Full surrender of the contract; or
3.
A death benefit is paid and the contract is not continued by the spouse; or
4.
Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or
5.
Death of surviving original spouse; or
6.
A change in ownership that involves the original Owner(s) except as noted below and under “Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?”*
*
If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?
Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:
1.
One of the two original Owners is removed from the contract; or
2.
The original spousal beneficiary is removed or replaced; or
3.
The original spousal joint Owner or spousal beneficiary is removed or replaced upon divorce; or
4.
The original spousal joint Owners or spousal beneficiary are no longer married at the time of death of the first spouse.
Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under “Can MarketLock For Two be cancelled?”
Polaris Income Rewards
Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the “Benefit”). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made
34

after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.
In order to determine the Benefit, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you chose. Option 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.
Polaris Income Rewards Summary:
Option	Maximum Election Age	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Percentage***	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)
1	Age 80 or younger on the contract issue date	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years
2	Age 80 or younger on the contract issue date	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years
3	Age 70 or younger on the contract issue date	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years
*
If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.
**
If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.
***
For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.
How are the components for Polaris Income Rewards calculated?
First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.
Second, we determine the Withdrawal Benefit Base. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.
Third, we determine the Step-Up Amount, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.
Fourth, we determine the Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.
Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.
Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.
What is the fee for Polaris Income Rewards?
The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.
For contracts issued in Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.
The fee is as follows:
Contract Year	Annualized Fee
0-7 years	0.65%
8-10 years	0.45%
11+	None
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What are the effects of withdrawals on Polaris Income Rewards?
Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:
Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
(1)
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or
(2)
If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:
(a)
is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;
(b)
is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.
Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the
Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.
After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:
(a)
is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;
(b)
is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.
Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.
Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.
During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.
What happens if my contract value is reduced to zero with Polaris Income Rewards?
If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once
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the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.
To receive your remaining Benefit, you may select one of the following options:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any payment option mutually agreeable between you and us.
If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.
What happens to Polaris Income Rewards upon a spousal continuation?
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.
Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?
If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.
Can Polaris Income Rewards be cancelled?
Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.
Additionally, the feature automatically terminates upon the occurrence of one of the following:
1.
The Stepped-Up Benefit Base is equal to zero; or
2.
Annuitization of the contract; or
3.
Full surrender of the contract; or
4.
Death benefit is paid; or
5.
Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.
6.
For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.
What happens to Polaris Income Rewards upon the Latest Annuity Date?
If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.
Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, penalty-free withdrawal amounts and all other benefits, features and conditions of your contract.
If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 ½ at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.
Capital Protector
Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment (“Benefit”) to your contract in the event that your contract value on the 10th contract anniversary (“Benefit Date”) is less than the Purchase Payments made in the contract’s first 90 days.
Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.
The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.
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Your Benefit Base is equal to (a) minus (b) where:
(a)
is the Purchase Payments received on or after the contract issue date in the contract’s first 90 days, and;
(b)
is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.
Spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.
The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The entire fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.
For contracts issued in Washington, the fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter through the first 10 full contract years.
For contracts issued after May 3, 2004, the fee is as follows:
Contract Year	Annualized Fee
0-5	0.65%
6-10	0.45%
11+	none
For contracts issued in Oregon and Washington after May 3, 2004, the fee is as follows:
Contract Year	Annualized Fee
0-7	0.65%
8-10	0.30%
11+	none
For contracts issued prior to May 3, 2004, the fee is as follows:
Contract Year	Annualized Fee
0-5	0.55%
6-10	0.35%
11+	none
For contracts issued in Oregon and Washington prior to May 3, 2004, the fee is as follows:
Contract Year	Annualized Fee
0-7	0.55%
8-10	0.20%
11+	none
If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.
Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.
Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.
We will allocate the Benefit, if any, on the Benefit Date to the Ultra Short Bond Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.
Income Protector
Income Protector is an optional minimum income benefit, available for an additional charge and provides a future “safety net” which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.
The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.
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How We Determine the Amount of Your Minimum Guaranteed Income
If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.
The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.
Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:
(a)
is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;
(b)
is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;
(c)
is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.
In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 10 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.
Re-Set of Your Income Protector Benefit
You may also have the opportunity to “Re-Set” your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.
Electing to Receive Income Payments
You may elect to begin the Income Phase of your contract using the Income Protector Program only within the 30 days after the 10th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.
The Income Benefit Date is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:
(a)
is your Income Benefit Base as of your Income Benefit Date, and;
(b)
is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.
The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:
•
Life Annuity with 10 Year Period Certain, or
•
Joint and 100% Survivor Annuity with 20 Year Period Certain
At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.
You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.
Fees Associated with the Income Protector Program
The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.
It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up
39

to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.
Note to Qualified Contract Holders
Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. Annuity income options may be limited to a 10 year guarantee. If you own a Qualified contract to which these restrictions apply and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.
You should consult your tax advisor for information concerning your particular circumstances.

MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION parameters

The information below is important to you if you purchased a contract between August 31, 2005 and May 1, 2009 and you elected the MarketLock Living Benefit or if you purchased a contract between July 10, 2006 and April 30, 2008 and you elected MarketLock For Two Living Benefit. As described in the prospectus, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the “Extension”) for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.
If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.
As with all important financial decisions, we recommend that you discuss this with your financial representative.
For information on the MarketLock or MarketLock For Two Living Benefit you elected at the time of purchase, please see the MarketLock or MarketLock For Two section under OPTIONAL LIVING BENEFITS in the prospectus.
How do I elect the Extension?
To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.
What is the fee if I elect the Extension?
If you elect the MarketLock Extension, the fee for the Living Benefit will be increased by 0.25% as follows:
Current Annualized Fee	Annualized Fee After Extension
0.65%	0.90%
If you elect the MarketLock For Two Extension, the fee for the Living Benefit will be increased by 0.25% as follows:
Current Annualized Fee	Annualized Fee After Extension
0.40% prior to your 1st withdrawal	0.65% prior to your 1st withdrawal
0.80% after your 1st withdrawal	1.05% after your 1st withdrawal
As a reminder, you also have the option to cancel your MarketLock or MarketLock For Two Living Benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your Living Benefit, you will no longer receive the guarantees of the MarketLock or MarketLock For Two benefit and you will no longer be charged the fee.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
We do not pay a death benefit if:
•
your contract value is reduced to zero; or
•
you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
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Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•
If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)A certified copy of the death certificate; or
(2)A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•
All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the transfer.
If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.
•
Lump sum payment; or
•
Annuity Income Option; or
•
Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•
Payment option that is mutually agreeable between you and us
After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•
The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•
The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•
The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under
41

(1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner of the contract.
Note:  If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•
Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•
Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of death for IRAs.
Note: for IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary or a Non-Spousal Beneficiary who is less than 10 years younger than the IRA Owner. Other Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•Death Claim form electing Extended Legacy Program; and
•Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010.
Restrictions on Extended Legacy Program
•
The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•
No Purchase Payments are permitted.
•
Living Benefits and optional Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•
In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
•
Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Base Contract Expense of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Base Contract Expense as described below under BASE CONTRACT EXPENSES.
Investment Options
•
The Beneficiary may transfer funds among the available Variable Portfolios;
•
Variable Portfolios may differ from those available to the original Owner;
•
Variable Portfolios may be of a different share class subject to higher 12b-1 fees; and
•
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be offered the same Variable Portfolios as the original Owner.
Death Benefit Defined Terms
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by
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dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.
To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. We will not accept subsequent Purchase Payments on or after the 2nd contract anniversary if you have elected a Living Benefit feature.
Standard Death Benefit
If the contract was issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
Net Purchase Payments received prior to the 86th birthday.
If the contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
1.
Contract Value; or
2.
The lesser of:
a.
Net Purchase Payments received prior to the 86th birthday; or
b.
125% of Contract Value.
For contracts issued prior to June 1, 2004, the following is a description of the Standard Death Benefit:
If the contract is issued prior to your 86th birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
Net Purchase Payments.
Please see APPENDIX E – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.
Optional Enhanced Death Benefits
For an additional fee, you may elect one of the optional death benefits described below which can provide greater protection for your beneficiaries. If you elect an optional death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.20% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase.
Option 1 – Purchase Payment Accumulation Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or
3.
Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary.
The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.
For contracts issued prior to June 1, 2004, the following is a description of the Option 1 — Purchase Payment Accumulation Option:
Option 1 – Purchase Payment Accumulation Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or
3.
Contract value on the seventh contract anniversary, plus Purchase Payments, since the seventh contract anniversary; and reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of
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death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.
Purchase Payment Accumulation is not available in New York and Washington.
Option 2 – Maximum Anniversary Value Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that anniversary.
The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.
Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 83 or older at the time of contract issue or age 90 or older at the time of death.
If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option.
For contracts issued prior to June 1, 2004, the following is a description of the Option 2 — Maximum Anniversary Value Option:
Option 2 – Maximum Anniversary Value Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.
If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 81 or older at the time of contract issue; or you are age 90 or older at the time of your death.
Please see APPENDIX E – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.
Optional EstatePlus Benefit
EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issued your contract. This benefit is not available for election in Washington.
In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above.
You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.
We will add a percentage of your contract earnings (the “EstatePlus Percentage”), subject to a maximum dollar amount (the “Maximum EstatePlus Benefit”), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.
The table below applies to contracts issued prior to your 70th birthday:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
Years 0 – 4	25% of Earnings	40% of Net Purchase Payments
Years 5 – 9	40% of Earnings	65% of Net Purchase Payments*
Years 10+	50% of Earnings	75% of Net Purchase Payments*
The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
All Contract Years	25% of Earnings	40% of Net Purchase Payments*
*
Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.
What is the Contract Year of Death?
Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used
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to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.
What is the EstatePlus Percentage?
We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.
What is the Maximum EstatePlus Benefit?
The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.
A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse’s Beneficiary. Please see SPOUSAL CONTINUATION below.
We reserve the right to modify, suspend or terminate EstatePlus (in its entirety or any component) at any time for prospectively issued contracts.
Please see APPENDIX E – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•
Generally, the contract, its benefits and elected features, if any, remain the same.
•
Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•
If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse’s Beneficiary.
•
Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•Death Claim form; and
•Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. Please see APPENDIX B – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see OPTIONAL LIVING BENEFITS above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•
Base Contract Expenses
•
Withdrawal Charges
•
Underlying Fund Expenses
•
Contract Maintenance Fee
•
Transfer Fee
•
Optional Living Benefit Fee
•
Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Base Contract Expense or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
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We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Base Contact Expenses
The Base Contract Expense (also referred to as Separate Account Charge) is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for three complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:
Year Since Receipt	1	2	3	4+
Withdrawal Charge	7%	6%	5%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit or when you annuitize your contract.
Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds’ own board of directors.
12b-1 Fees
Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
There is an annualized 0.25% fee applicable to Class 3 shares of Seasons Series Trust and SunAmerica Series
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Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Class Service Shares of Goldman Sachs Variable Insurance Trust, and Class 2 shares of American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25
We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Optional Living Benefit Fees
Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.
Optional Death Benefit Fees
Please see FEE TABLE above for a description of the optional death benefit fees offered over time in this contract.
Premium Tax
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your contract value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We
47

pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. Please see REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED above.
We provide a list of firms to whom we paid annual amounts greater than $15,000 under these revenue sharing arrangements in 2022 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your Separate Account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on
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assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a living benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a living benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. Please see OPTIONAL LIVING BENEFITS and DEATH BENEFITS above.
Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a
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new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Base Contract Expense which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we
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distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•
for life income options, your age when annuity income payments begin; and
•
the contract value attributable to the Variable Portfolios on the Annuity Date; and
•
the 3.5% assumed investment rate used in the annuity table for the contract; and
•
the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•
Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•
Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•
Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.
Employer-sponsored plans/arrangements include:
•
Tax-Sheltered Annuities (also referred to as 403(b) annuities)
•
Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•
Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the
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contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act was signed into law as part of larger appropriations legislation. Additionally, The SECURE 2.0 Act OF 2022 (“SECURE 2.0”) was passed on December 29, 2022. SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 73 if you were born January 1, 1951, or later.
○
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
○
Age 70 ½ if you were born before July 1, 1949.
○
the RMD eligible age is due to increase to age 75 after December 31, 2032.
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020;
•
elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event for terminal illnesses, and for eligible distributions for domestic abuse victims;
•
expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs; and
•
reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts. Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023, including, that effective for taxable years beginning after December 31, 2023, the minimum distribution requirements no longer apply to Roth Accounts for participants in qualified plans during their lifetime.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and IRA and may not be available with your annuity. You should consult with your financial professional or personal tax advisor if you are impacted by these changes.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.
Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be
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subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•
after attaining age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
under an immediate annuity contract;
•
when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI based on type of filer. Further information may be found on www.irs.gov. An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•
after attainment of age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
after you become terminally ill;
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•
payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
•
for payment of health insurance if you are unemployed and meet certain requirements;
•
distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
•
payments to certain individuals called up for active duty after September 11, 2001;
•
payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
•
amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan
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to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•
distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
Non-IRA contracts:
•
payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•
payments from a tax-qualified plan or section 403(b) plan made after you separate from service if you provided firefighting services and you (1) will be at least age 50 in the year of the separation or (2) have at least 25 years of service under the Plan (does not apply to IRAs); and
•
transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
a required minimum distribution,
(b)
a hardship withdrawal, or
(c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity
(TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•
reaches age 59½;
•
severs employment with the employer;
•
dies;
•
birth or adoption of child (subject to limitations);
•
becomes disabled (as defined in the IRC); or
•
experiences a financial hardship (as defined in the IRC).*
*
In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply.Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum
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distributions by April 1 of the calendar year following the calendar year in which you reach age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
If you choose to delay your first distribution until the year after the year in which you reach the applicable RMD age or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this
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treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if you directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, you may be able to avoid withholding on a transfer into the Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•
a citizen or resident of the United States
•
a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•
any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY), is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.
Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
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This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•
the plan is not an unfunded deferred compensation plan; and
•
the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.
Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas. Its home office is 2727-A Allen Parkway, Houston, Texas 77019-2191.
Contracts are issued by AGL in all states, except New York.
AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily
57

uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Variable Separate Account is a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Guarantee of Insurance Obligations
The Company’s insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the “Guarantee”) by American Home Assurance Company (“American Home” or “Guarantor”).
As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, Living Benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract Owners, individual certificate holders and group unallocated contract Owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.
58

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas, FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly-owned subsidiary of American International Group, Inc.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company, the Separate Account and the Guarantor
The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. Please see GUARANTEE OF INSURANCE OBLIGATIONS above.
Instructions to Obtain Financial Statements
The financial statements of the Company, Separate Account and Guarantor are included in the Statement of Additional Information and available on the Company’s website at www.corebridgefinancial.com/ProductProspectuses and on SEC’s website at www.sec.gov. You may also request a free copy of the Statement of Additional Information by following the instructions on the back page or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of April 24, 2023, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.
59

Appendix A – Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	SA JPMorgan Diversified Balanced Portfolio – Class 2[1] SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.86%	-16.07%	3.21%	6.63%
	SA JPMorgan Diversified Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.96%	-16.14%	3.11%	6.53%
	SA MFS Total Return Portfolio – Class 2[1] SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.86%	-9.81%	4.92%	7.09%
	SA MFS Total Return Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.96%	-9.90%	4.80%	6.98%
Bond	Columbia VP - Income Opportunities Fund – Class 1 Columbia Management Investment Advisers, LLC	0.64%*	-10.01%	2.22%	3.63%
	SA American Century Inflation Protection Portfolio – Class 3 SunAmerica Asset Management, LLC American Century Investment Management, Inc.	0.89%	-11.14%	0.82%	0.45%
	SA DFA Ultra Short Bond Portfolio – Class 2[1] SunAmerica Asset Management, LLC Dimensional Fund Advisors LP	0.66%	-1.65%	0.25%	0.03%
	SA DFA Ultra Short Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Dimensional Fund Advisors LP	0.76%	-1.86%	0.14%	-0.07%
	SA Federated Hermes Corporate Bond Portfolio – Class 2[1] SunAmerica Asset Management, LLC Federated Investment Management Company	0.70%	-14.39%	0.82%	2.42%
	SA Federated Hermes Corporate Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Federated Investment Management Company	0.80%	-14.50%	0.71%	2.32%
	SA Goldman Sachs Global Bond Portfolio – Class 2[1] SunAmerica Asset Management, LLC Goldman Sachs Asset Management International	1.03%	-19.12%	-2.76%	-1.37%
	SA Goldman Sachs Global Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Goldman Sachs Asset Management International	1.14%	-19.18%	-2.86%	-1.46%
	SA JPMorgan MFS Core Bond Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.78%*	-13.46%	0.05%	0.71%
	SA PineBridge High-Yield Bond Portfolio – Class 2[1] SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.86%	-9.93%	2.53%	4.27%
	SA PineBridge High-Yield Bond Portfolio – Class 3 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.96%	-9.77%	2.44%	4.18%
A-1

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Bond (continued)	SA Wellington Government and Quality Bond Portfolio – Class 2[1] SunAmerica Asset Management, LLC Wellington Management Company LLP	0.71%	-13.54%	-0.61%	0.41%
	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.81%	-13.67%	-0.72%	0.31%
Cash	Goldman Sachs VIT Government Money Market Fund – Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	1.37%	0.99%	0.55%
Stock	American Funds Global Growth Fund[2] – Class 2 Capital Research and Management Company	0.66%*	-24.74%	7.06%	10.15%
	American Funds Growth Fund[2] – Class 2 Capital Research and Management Company	0.59%	-29.94%	11.14%	13.64%
	American Funds Growth-Income Fund[2] – Class 2 Capital Research and Management Company	0.53%	-16.49%	7.83%	11.54%
	Columbia VP - Large Cap Growth Fund – Class 1 Columbia Management Investment Advisers, LLC	0.70%*	-31.38%	9.21%	12.60%
	Invesco V.I. American Franchise Fund – Series II Invesco Advisers, Inc.	1.11%	-31.30%	7.39%	11.35%
	Invesco V.I. Comstock Fund – Series II Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
	Invesco V.I. Growth and Income Fund – Series II Invesco Advisers, Inc.	1.00%	-6.00%	5.77%	9.88%
	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.94%	-9.43%	6.19%	9.80%
	SA AB Growth Portfolio – Class 2[1] SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.78%	-28.72%	11.30%	14.92%
	SA AB Growth Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.88%	-28.78%	11.19%	14.80%
	SA AB Small & Mid Cap Value Portfolio – Class 2[1] SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.07%*	-15.86%	3.91%	9.17%
	SA AB Small & Mid Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.17%*	-15.97%	3.81%	9.06%
	SA Fidelity Institutional AM® Real Estate Portfolio – Class 2[1] SunAmerica Asset Management, LLC FIAM LLC	0.98%	-27.07%	3.34%	5.65%
	SA Fidelity Institutional AM® Real Estate Portfolio – Class 3 SunAmerica Asset Management, LLC FIAM LLC	1.08%	-27.16%	3.23%	5.54%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 2[1] SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.85%*	-1.52%	7.59%	11.07%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.95%*	-1.60%	7.48%	10.96%
	SA Franklin Small Company Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.23%*	-10.68%	5.16%	8.63%
	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 2[1] SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.80%	-7.82%	8.73%	12.56%
A-2

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Stock (continued)	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.90%	-7.90%	8.63%	12.45%
	SA Invesco Growth Opportunities Portfolio – Class 2[1] SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.95%	-35.49%	5.68%	9.19%
	SA Invesco Growth Opportunities Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	1.05%	-35.61%	5.54%	9.08%
	SA Invesco Main Street Large Cap Portfolio – Class 2[1] SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.88%*	-20.27%	6.90%	10.43%
	SA Invesco Main Street Large Cap Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.98%*	-20.39%	6.78%	10.32%
	SA Janus Focused Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Janus Capital Management, LLC	1.04%*	-33.70%	9.20%	11.44%
	SA JPMorgan Emerging Markets Portfolio – Class 2[1] SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.31%*	-25.56%	-3.19%	0.36%
	SA JPMorgan Emerging Markets Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.42%*	-25.66%	-3.29%	0.26%
	SA JPMorgan Equity-Income Portfolio – Class 2[1] SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.72%	-2.00%	8.97%	11.86%
	SA JPMorgan Equity-Income Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.82%	-2.07%	8.87%	11.74%
	SA JPMorgan Global Equities Portfolio – Class 2[1] SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.97%	-15.91%	3.82%	7.41%
	SA JPMorgan Global Equities Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.07%	-16.02%	3.71%	7.29%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 2[1] SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.94%*	-27.16%	9.61%	12.78%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.04%*	-27.25%	9.51%	12.67%
	SA MFS Blue Chip Growth Portfolio – Class 2[1] SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.84%	-29.94%	8.02%	11.93%
	SA MFS Blue Chip Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.95%	-30.04%	7.90%	11.80%
	SA MFS Massachusetts Investors Trust Portfolio – Class 2[1] SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.82%*	-16.45%	8.48%	11.35%
	SA MFS Massachusetts Investors Trust Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.92%*	-16.52%	8.38%	11.24%
A-3

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Stock (continued)	SA Morgan Stanley International Equities Portfolio – Class 2[1] SunAmerica Asset Management, LLC Morgan Stanley Investment Management Inc.	1.01%*	-14.17%	0.59%	3.32%
	SA Morgan Stanley International Equities Portfolio – Class 3 SunAmerica Asset Management, LLC Morgan Stanley Investment Management Inc.	1.11%*	-14.18%	0.52%	3.24%
	SA PIMCO RAE International Value Portfolio – Class 2[1] SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	0.98%*	-8.26%	-2.03%	1.95%
	SA PIMCO RAE International Value Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.08%*	-8.41%	-2.14%	1.84%
	SA Putnam International Growth and Income Portfolio – Class 2[1] SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.16%	-6.82%	1.83%	4.09%
	SA Putnam International Growth and Income Portfolio – Class 3 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.26%	-6.97%	1.72%	3.98%
	SA Wellington Capital Appreciation Portfolio – Class 2[1] SunAmerica Asset Management, LLC Wellington Management Company LLP	0.89%	-36.42%	7.42%	12.58%
	SA Wellington Capital Appreciation Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.99%	-36.48%	7.31%	12.47%
Volatility Control	SA VCP Dynamic Allocation Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.00%	-17.15%	2.82%	5.25%
	SA VCP Dynamic Strategy Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.03%	-14.53%	2.83%	5.19%

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.
1
Available for investment if you purchased your contract prior to September 30, 2002.
2
These Underlying Funds are not available for investment if you purchased your contract prior to September 30, 2002.
A-4

POLARIS PORTFOLIO ALLOCATOR PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017
Effective on February 6, 2017, the Polaris Allocator Program is no longer offered.
If you invested in a Polaris Portfolio Allocator Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.
Allocations (effective February 6, 2017)
Variable Portfolios	Allocation 1	Allocation 2	Allocation 3	Allocation 4
Invesco V.I. Comstock Fund	5.00%	5.00%	6.00%	8.00%
Invesco V.I. Growth and Income Fund	6.00%	7.00%	8.00%	8.00%
SA AB Growth	3.00%	4.00%	4.00%	6.00%
SA AB Small & Mid Cap Value	1.00%	1.00%	1.00%	2.00%
SA American Century Inflation Protection Portfolio	5.00%	3.00%	2.00%	0.00%
SA American Funds Global Growth	2.00%	3.00%	4.00%	6.00%
SA American Funds Growth-Income	0.00%	0.00%	1.00%	4.00%
SA DFA Ultra Short Bond	2.00%	1.00%	0.00%	0.00%
SA Federated Hermes Corporate Bond	10.00%	8.00%	7.00%	1.00%
SA Fidelity Institutional AMSM Real Estate	0.00%	0.00%	0.00%	1.00%
SA Franklin BW U.S. Large Cap Value	4.00%	4.00%	4.00%	5.00%
SA Franklin Small Company Value	0.00%	2.00%	2.00%	1.00%
SA Franklin Systematic U.S. Large Cap Value	3.00%	3.00%	3.00%	5.00%
SA Goldman Sachs Global Bond	4.00%	4.00%	2.00%	2.00%
SA Janus Focused Growth	0.00%	1.00%	1.00%	2.00%
SA JPMorgan Emerging Markets	0.00%	1.00%	2.00%	2.00%
SA JPMorgan Equity-Income	6.00%	7.00%	8.00%	8.00%
SA JPMorgan MFS Core Bond	17.00%	13.00%	10.00%	5.00%
SA MFS Blue Chip Growth	2.00%	3.00%	4.00%	4.00%
SA MFS Massachusetts Investors Trust	6.00%	6.00%	7.00%	8.00%
SA Morgan Stanley International Equities	3.00%	3.00%	4.00%	5.00%
SA Oppenheimer Main Street Large Cap	3.00%	4.00%	4.00%	6.00%
SA PIMCO RAE International Value	3.00%	3.00%	3.00%	4.00%
SA PineBridge High-Yield Bond	4.00%	3.00%	2.00%	0.00%
SA Wellington Capital Appreciation	3.00%	3.00%	4.00%	5.00%
SA Wellington Government and Quality Bond	8.00%	8.00%	7.00%	2.00%
Total	100%	100%	100%	100%
A-5

Appendix B - Death Benefits Following Spousal Continuation

The following details the death benefit options payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any. Continuation Purchase Payments will not be accepted on or after the 2nd contract anniversary if a Living Benefit was elected.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
A.
Death Benefit Payable Upon Continuing Spouse’s Death:
1.
Standard Death Benefit
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Net Purchase Payments.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
The lesser of:
(1)
Continuation Net Purchase Payments; or
(2)
125% of the contract value.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
For contracts issued prior to June 1, 2004, the following is a description of the Standard Death Benefit:
1.
Standard Death Benefit:
If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:
a.
Continuation Net Purchase Payments; or
b.
Contract value.
If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:
a.
Net Purchase Payments; or
b.
Contract value.
2.
Purchase Payment Accumulation Option
If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse’s 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received after the Continuing Spouse’s 75th birthday; or
c.
Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.
If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments; or
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse’s 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received since that anniversary date.
If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.
For contracts issued prior to June 1, 2004, the following is a description of the Purchase Payment Accumulation Option:
2.
Purchase Payment Accumulation Option
If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:
a.
Contract value; or
b.
Contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments; and reduced for any withdrawals made since the Continuation Date all compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced for withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or
c.
Contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.
If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:
a.
Contract value; or
b.
Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal; or
c.
Contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments since the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the contract value was reduced on the date of such withdrawal.
3.
Maximum Anniversary Value Option
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments; or
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse’s 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received since that anniversary date.

For contracts issued prior to June 1, 2004, the following is a description of the Maximum Anniversary Value Option:
3.
Maximum Anniversary Value Option – if the Continuing Spouse is younger than age 90 at the time of death, and:
If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:
a.
Contract value; or
b.
Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or
c.
Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse’s 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.
If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:
a.
Contract value; or
b.
Net Purchase Payments received since the original issue date; or
c.
Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse’s 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.
If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional enhanced death benefit fee will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older on the date of death, the death benefit is equal to contract value and the optional enhanced death benefit fee will no longer be deducted as of the Continuation Date.
B.
The EstatePlus Benefit Payable Upon Continuing Spouse’s Death:
The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.
If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the “EstatePlus Percentage”), subject to a maximum dollar amount (the “Maximum EstatePlus Percentage”), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.
On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
Years 0-4	25% of Earnings	40% of Continuation Net Purchase Payments*
Years 5-9	40% of Earnings	65% of Continuation Net Purchase Payments*
Years 10+	50% of Earnings	75% of Continuation Net Purchase Payments*
On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
All Contract Years	25% of Earnings	40% of Continuation Net Purchase Payments*
*
Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.
What is the Contract Year of Death?
Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse’s date of death. The Contract Year of

Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.
What is the EstatePlus benefit?
We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse’s death. For the purpose of this calculation, earnings equals (1) minus (2) where
(1)
equals the contract value on the Continuing Spouse’s date of death;
(2)
equals the Continuation Net Purchase Payment(s).
What is the Maximum EstatePlus amount?
The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.
We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

Appendix C – State Contract Availability and/OR Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico North Dakota
Administration Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Capital Protector, Polaris Income Rewards, MarketLock, MarketLock For Two	Charge will be deducted pro-rata from Variable Portfolios only.	Washington
Death Benefits
The standard death benefit is only available to contract owners or Continuing
Spouses who are age 82 and younger. The Purchase Payment Accumulation Option and EstatePlus death benefit are not available.
Washington
Systematic Withdrawal	Minimum withdrawal amount is $250 per withdrawal.	Oregon
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Texas
C-1

Appendix D – Market Value Adjustment (“MVA”)

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment (“MVA”). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.
Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.
The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.
We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.
Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.
The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
[(1+I/(1+J+L)]N/12 – 1
where:
I is the interest rate you are earning on the money invested in the Fixed Account;
J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;
N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and
L is 0.005 (Some states require a different value. Please see your contract.)
We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:
•
If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;
•
If a withdrawal or transfer is made within 30 days after the end of a guarantee period;
•
If a withdrawal or transfer is made to pay contract fees and charges;
•
To pay a death benefit; and
•
Upon beginning an income option, if occurring on the Latest Annuity Date.
Examples of the MVA
The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
Guarantee Periods available or withdrawal charges applicable under your contract.
The examples below assume the following:
(1)
You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;
(2)
You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);
(3)
You have not made any other transfers, additional Purchase Payments, or withdrawals; and
D-1

(4)
Your contract was issued in a state where L = 0.005.
Positive Adjustment, No Withdrawal Charge Applies
Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the penalty-free withdrawal amount.
The MVA factor is = [(1+I/(1+J+0.005)]N/12 – 1
= [(1.05)/(1.04+0.005)]18/12 – 1
= (1.004785)1.5 – 1
= 1.007186 – 1
= + 0.007186
The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
$4,000 × (+0.007186) = +$28.74
$28.74 represents the positive MVA that would be added to the withdrawal.
Positive Adjustment, Withdrawal Charge Applies
Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the penalty-free withdrawal amount.
The MVA factor is = [(1+I)/(1+J+0.005)]N/12 – 1
= [(1.05)/(1.04+0.005)]18/12 – 1
= (1.004785)1.5 – 1
= 1.007186 – 1
= + 0.007186
The requested withdrawal amount, less the withdrawal charge ($4,000 – 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
$3,760 × (+0.007186) = +$27.02
$27.02 represents the positive MVA that would be added to the withdrawal.
D-2

APPENDIX E – DEATH BENEFIT EXAMPLES

The following examples assume your contract was issued on or after June 1, 2004 and demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the death benefit.
The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 3 below assume election of Standard Death Benefit
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Standard Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Net Purchase Payments	Standard Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
Year 1	$60,000	$165,000	$160,000	$165,000
1st Anniversary	–	$155,000	$160,000	$160,000
Year 2	$90,000	$245,000	$250,000	$250,000
2nd Anniversary	–	$260,000	$250,000	$260,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is being calculated.
•
The Net Purchase Payments is recalculated at the time each subsequent Purchase Payment is received.
Example 3: Impact of withdrawals on Net Purchase Payments
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
•
A withdrawal of $23,000 was taken in the fourth Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Contract Value After Withdrawal	Net Purchase Payments	Standard Death Benefit
Year 3	$300,000	$15,000	$285,000	$237,500	$285,000
3rd Anniversary	$265,000	–	$265,000	$237,500	$265,000
Year 4	$230,000	$23,000	$207,000	$213,750	$213,750
4th Anniversary	$220,000	–	$220,000	$213,750	$220,000
•
The Net Purchase Payments reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced NPP was $237,500 [$250,000 × (1 – 5.0%)]. The ROP death benefit was $285,000.
E-1

○
In year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced NPP was $213,750 [$237,500 × (1 – 10.0%)]. The ROP death benefit was $213,750.
Note: In year 3 the reduction proportion of 5.0% has less impact to the Net Purchase Payments because Contract Value was greater than NPP: The $15,000 withdrawal reduced NPP by $12,500. Compared to year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the NPP: The $23,000 withdrawal reduced NPP by $23,750.
Examples 4 through 8 below assume election of Purchase Payment Accumulation Option
Example 4: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Purchase Payment Accumulation Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 5: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 4 above, in addition to the following:
•
Subsequent Purchase Payment invested in the second Contract Year = $25,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Purchase Payment Accumulation @3%	Purchase Payment Accumulation Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
1st Anniversary	–	$115,000	$103,000	$115,000
Year 2 – Day 200	$25,000	$127,000	$129,682	$129,682
2nd Anniversary	–	$145,000	$131,426	$145,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is calculated.
•
At 1st anniversary, Purchase Payment Accumulation (“PPA”) increased 3% to $103,000 [$100,000 × (1 + 3%)], however Contract Value was greater; therefore, the death benefit was $115,000.
•
At year 2 day 200 Purchase Payment Accumulation increased by 3% for 200 days before adding the Subsequent Purchase Payment.
○
Purchase Payment Accumulation increased to $129,682 [$103,000 × (1 + 3%)^(200/365) + $25,000]
•
At 2nd anniversary, Purchase Payment Accumulation increased by 3% for another 165 days to $131,426 [$129,682 × (1 + 3%)^(165/365)], however Contract Value was greater; therefore, the death benefit was $145,000.
Example 6: Impact of withdrawals on Purchase Payment Accumulation Option
The values shown below are based on the assumptions stated in Examples 4 and 5 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Purchase Payment Accumulation @3%	Purchase Payment Accumulation Option Death Benefit
2nd Anniversary	$145,000	–	$131,426	$145,000
Year 3 – Day 100	$156,000	$15,000	$119,755	$141,000
3rd Anniversary	$144,000	–	$122,353	$144,000
E-2

•
The Purchase Payment Accumulation reduced in the same proportion by which the Contract Value is reduced by withdrawal amount.
○
In year 3 – day 100, the reduction proportion was 9.6154% ($15,000/$156,000); the PPA reduced to $119,755 [$131,426 × (1 + 3%)^(100/365) × (1 – 9.6154%)]; PPA was less than the Contract Value; therefore, the death benefit was $141,000 ($156,000 – $15,000).
○
At 3rd anniversary, PPA increased by 3% for the remainder of the contract year to $122,353 [$119,755 × (1 + 3%)^(265/365)], however the Contract Value was greater; therefore, the death benefit was $144,000.
Example 7: Purchase Payment Accumulation Option and 7th Contract Anniversary Value
The values shown below are based on the assumptions stated in Examples 4, 5, and 6 above, in addition to the following:
•
The Purchase Payment Accumulation increases each year by 3%
•
7th year Anniversary Value is locked in for the Purchase Payment Accumulation Option
Values as of	Assumed Contract Value	Anniversary Value	Purchase Payment Accumulation @3%	7th Anniversary Value Purchase Payment Accumulation	Purchase Payment Accumulation Option Death Benefit
3rd Anniversary	$144,000	$144,000	$122,353	–	$144,000
4th Anniversary	$178,000	$178,000	$126,023	–	$178,000
5th Anniversary	$190,000	$190,000	$129,804	–	$190,000
6th Anniversary	$150,000	$150,000	$133,698	–	$150,000
7th Anniversary	$146,000	$146,000	$137,709	$146,000	$146,000
•
At 4th anniversary, Purchase Payment Accumulation increased by 3% to $126,023 [$122,353 × (1 + 3%)]
•
At 5th anniversary, Purchase Payment Accumulation increased by 3% to $129,804 [$126,023 × (1 + 3%)]
•
At 6th anniversary, Purchase Payment Accumulation increased by 3% to $133,698 [$129,804 × (1 + 3%)]
•
At 7th anniversary, Purchase Payment Accumulation increased by 3% to $137,709 [$133,698 × (1 + 3%)], however the 7th Anniversary Value of $146,000 was greater ; therefore, the death benefit was $146,000.
Example 8: Impact of withdrawals after 7th Contract Anniversary Lock In
The values shown below are based on the assumptions stated in Examples 4, 5, 6, and 7 above, in addition to the following:
•
A withdrawal of $10,000 was taken in year 8 and year 9
Values as of	Assumed Contract Value	Withdrawal Taken	Purchase Payment Accumulation @3%	7th Anniversary Value Purchase Payment Accumulation	Purchase Payment Accumulation Death Benefit
7th Anniversary	$146,000	–	$137,709	$146,000	$146,000
Year 8 – Day 20	$147,000	$10,000	$128,549	$136,068	$137,000
8th Anniversary	$122,000	–	$132,191	$136,068	$136,068
Year 9 – Day 40	$80,000	$10,000	$116,043	$119,060	$119,060
9th Anniversary	$82,000	–	$119,138	$119,060	$119,138
•
After 7th anniversary, the Purchase Payment Accumulation and 7th Anniversary lock in increase by the 3% compounding then reduce proportionately for withdrawals taken.
○
In year 8 – day 20, the reduction proportion was 6.8027% ($10,000/$147,000); the Purchase Payment Accumulation increased by 3% for 20 days and reduced for the withdrawal to $128,549 [$137,709 × (1 + 3%)^(20/365) × (1 – 6.8027%)]; the 7th Anniversary Purchase Payment Accumulation reduced to $136,068 [$146,000 × (1 – 6.8027%)]; the Contract Value was $137,000 ($147,000 – $10,000); therefore, the death benefit was $137,000.
E-3

○
At 8th anniversary, Purchase Payments Accumulation increased by 3% for the remainder of the year to $132,191 [$128,549 × (1 + 3%)^(345/365)], however the 7th Anniversary Value Purchase Payment Accumulation was greater than PPA and Contract Value; therefore, the death benefit was $136,068.
○
In year 9 – day 40, the reduction proportion was 12.50% ($10,000/$80,000); the Purchase Payment Accumulation increased by 3% for 40 days and reduced for the withdrawal to $116,043 [$132,191 × (1 + 3%)^(40/365) × (1 – 12.50%)]; the 7th Anniversary Purchase Payment Accumulation reduced to $119,060 [$136,068 × (1 – 12.50%)]; the death benefit was $119,060.
○
At 9th anniversary, Purchase Payment Accumulation increased by 3% for the remainder of the year to $119,138 [$116,043 × (1 + 3%)^(325/365)] and was greater than the 7th Anniversary Value Purchase Payment Accumulation value and Contract Value; therefore, the death benefit was $119,138.
Examples 9 through 11 below assume election of Maximum Anniversary Value Death Benefit Option with optional Estate Plus
Example 9: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Maximum Anniversary Value Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 10: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 9 above, in addition to the following:
•
Subsequent Purchase Payment invested in the second Contract Year = $25,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit	Estate Plus
Contract Date	$100,000	$100,000	–	$100,000	–	$100,000	$0
1st Anniversary	–	$115,000	$115,000	$100,000	$115,000	$115,000	$3,750
Year 2 – Day 200	$25,000	$127,000	–	$125,000	$140,000	$140,000	$500
2nd Anniversary	–	$145,000	$145,000	$125,000	$145,000	$145,000	$5,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and locking in the higher Anniversary Values as follows:
•
The Maximum Anniversary Value is increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Maximum Anniversary Value.
○
At 1st anniversary, the Contract Value increased and was locked in; the MAV death benefit was $115,000.
•
The Net Purchase Payments (“NPP”) and Maximum Anniversary Value (“MAV”) Death Benefit are recalculated at the time each subsequent Purchase Payment is received.
○
In year 2, the $25,000 subsequent Purchase Payment increased NPP to $125,000 ($100,000 + $25,000); MAV increased to $140,000 ($115,000 + $25,000); the MAV death benefit was $140,000.
○
At 2nd anniversary, the Contract Value increased and was locked in; the MAV death benefit was $145,000.
•
Estate Plus would provide and Earnings Enhancement if death were to occur at any of the following:
○
1st Anniversary: $3,750 [($115,000 – $100,000) × 25%]
○
Year 2 – Day 200: $500 [($127,000 – $125,000) × 25%]
○
2nd Anniversary: $5,000 [($145,000 – $125,000) × 25%]
E-4

Example 11: Impact of withdrawals on Net Purchase Payments and Maximum Anniversary Value
The values shown below are based on the assumptions stated in Examples 9 and 10 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit	Estate Plus
2nd Anniversary	$145,000	–	$145,000	$125,000	$145,000	$145,000	$5,000
Year 3 – Day 100	$156,000	$15,000	–	$112,981	$131,058	$141,000	$7,005
3rd Anniversary	$144,000	–	$144,000	$112,981	$144,000	$144,000	$7,755
•
The Net Purchase Payments and Maximum Anniversary Value are reduced in the same proportion by which the Contract Value is reduced by the withdrawal amount.
○
In year 3, the reduction proportion was 9.6154% ($15,000/$156,000); the NPP reduced to $112,981 [$125,000 × (1 – 9.6154%)]; the MAV reduced to $131,058 [$145,000 × (1 – 9.6154%)]; the MAV death benefit was $141,000 ($156,000 – $15,000).
•
Estate Plus would provide and Earnings Enhancement if death were to occur at any of the following:
○
Year 3 – Day 100: $7,005 [($141,000 – $112,981) × 25%]
○
3rd Anniversary: $7,755 [($144,000 – $112,981) × 25%]
E-5

Appendix F – OPTIONAL LIVING benefits examples

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the Capital Protector Living Benefit, and how the final benefit is determined. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Contract Value	Purchase Payment Invested	Contract Value	Benefit Base
Issue Date	$0	$100,000	$100,000	$10,000
Benefit Base is the initial Purchase Payment = $100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first 90 days = $50,000.
•
No withdrawals taken in the first Contract Year.
Values as of	Assumed Contract Value	Purchase Payment Invested	Contract Value	Benefit Base
Contract Date	$0	$100,000	$100,000	$100,000
Year 1 – Day 80	$105,000	$50,000	$155,000	$150,000
1st Anniversary	$160,000	–	$160,000	$150,000
The subsequent Purchase Payments made in the 1st 90 days increase the Benefit Base.
Example 3: Impact of withdrawals on Benefit Base
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $17,000 was taken in the third Contract Year
Value as of	Assumed Contract Value	Withdrawal Taken	Contract Value	Benefit Base
2nd Anniversary	$168,000	—	$168,000	$150,000
Year 3 – Day 100	$170,000	$17,000	$153,000	$135,000
3rd Anniversary	$144,000	—	$144,000	$135,000
•
Benefit Base reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 3 – day 100, the reduction proportion was 10% ($17,000/$170,000); the reduced Benefit Base was $135,000 ($150,000 x (1-10%)).
F-1

Example 4: Benefit Date evaluation
The values shown below are based on the assumptions stated in Example 3 above, in addition to the following:
•
No withdrawals or subsequent Purchase Payments are made
Values as of	Assumed Contract Value	Benefit Base	Contract Value
4th Anniversary	$178,000	$135,000	—
5th Anniversary	$190,000	$135,000	—
6th Anniversary	$150,000	$135,000	—
7th Anniversary	$146,000	$135,000	—
8th Anniversary	$130,000	$135,000	—
9th Anniversary	$120,000	$135,000	—
10th Anniversary	$110,000	$135,000	$135,000
•
At the Benefit Date of the 10th contract anniversary, a comparison is performed between the Contract Value and the Benefit Base. The Benefit Base of $135,000 is greater than the Contract Value of $110,000. So, the difference of $25,000 is added to the Contract Value as earnings. The Contract Value through the Capital Protector feature evaluation increases to $135,000.
•
This ends the Capital Protector Living Benefit feature.
F-2

The Statement of Additional Information (SAI) contains additional information about the contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570
•
Calling: (855) 421-2692
•
Visiting: www.corebridgefinancial.com/ProductProspectuses
You may also obtain other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000124745

Prospectus
May 1, 2023
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
American General Life Insurance Company
in all states except New York
in connection with
VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed in Appendix A to this prospectus.
This contract is no longer available for purchase by new contract Owners.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs, and investment options offered at different fees and expenses. You should carefully consider among other things, whether the features of this contract and the related fees provide the most appropriate solution to help you meet your retirement savings goals.
These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.corebridgefinancial.com/annuities).
Please see ALLOCATION OF PURCHASE PAYMENTS in this prospectus for the address to which you must send Purchase Payments.

2

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company (“AGL”). The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Feeder Funds - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds Global Growth, SA American Funds Growth, Growth-Income, and SA American Funds Asset Allocation.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death benefits and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed forms and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Master Funds - Funds of the American Funds Insurance Series in which the Feeder Funds invest.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $1,500,000.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., Principal Variable Contracts Funds, Inc., Seasons Series Trust and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.
3

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
You may be subject to charges for early withdrawals. Withdrawal charges do not apply to certain withdrawals including the withdrawal up to the annual penalty-free withdrawal amount which equals 10% of your Purchase Payments not yet withdrawn.
If you withdraw money from your contract within 4 years following each Purchase Payment, you may be assessed a withdrawal charge of up to 7%, as a percentage of each Purchase
Payment withdrawn.
For example, if you were to withdraw $100,000 during a withdrawal charge period, you could be assessed a withdrawal charge of up to $7,000 if your maximum withdrawal charge is 7%.
				Expenses – Withdrawal Charges
Transaction Charges
In addition to withdrawal charges, you may be charged for other transactions. You will be charged for each transfer after 15 transfers in any contract year during the Accumulation
Phase. There may also be taxes on Purchase Payments.
				Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Investment Options[2] (Underlying Fund fees and expenses)	0.45%	1.75%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.25%[3]	2.70%[4]
1 As a percentage of the value in the Separate Account (includes a percentage attributable to the contract maintenance fee).
2 As a percentage of Underlying Fund net assets.
3 As a percentage of the average daily ending net asset value allocated to the Variable
Portfolios.
4 As a percentage of the Income Base used to calculate the guaranteed benefit. This represents the maximum charge for the most expensive optional benefit.
Because your contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,750	Highest Annual Cost: $4,561
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive Underlying Fund fees
and expenses
•No optional benefits
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of optional
benefits and Underlying Fund fees and
expenses
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

4

	RISKS	Location in Prospectus
Risk of Loss	You can gain or lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.
•Charges may apply to withdrawals. Withdrawal charges could significantly reduce the value of your investment or the amount that you receive upon taking a withdrawal.
Withdrawals may also reduce or terminate contract guarantees.
•The benefits of tax deferral, long-term income, and optional Living Benefit guarantees mean that this contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
•Each investment option (including each Fixed Account option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the contract is subject to the risks related to us, American General Life
Insurance Company. Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. More information about us is available upon request by calling the Annuity Service Center at (800) 445-7862 or visiting www.corebridgefinancial.com/annuities.

RESTRICTIONS
Investments
•Certain investment options may not be available under your contract.
•You may transfer funds between the investment options, subject to certain restrictions.
•Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
•The minimum transfer amount is $100. If less than $100 would remain in an investment option after a transfer, the entire amount must be transferred.
•Your ability to transfer amounts to a Fixed Account option may be restricted.
•We reserve the right to remove or substitute Underlying Funds as investment options.
Investment Options
Optional Benefits
•Additional restrictions and limitations apply under the contract’s optional benefits.
•If you elected an optional Living Benefit:
○Not all investment options may be available and you must invest in accordance with the applicable investment requirements.
○We reserve the right to modify the investment requirement in the future.
○You may be required to invest a certain percentage of your contract value in a certain investment option, including the Secure Value Account which is only available with certain optional Living Benefits. Special transfer and withdrawal restrictions may apply.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.
Optional Living Benefits Death Benefits
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account
(IRA), there is no additional tax benefit under the contract.
•Earnings under your contract are taxed at ordinary income tax rates when withdrawn.
You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
5

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your financial representative may receive compensation for selling this contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation.
Payments in Connection with Distribution of the Contract
Exchanges
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death. Optional Living Benefits may also be available under the contract, which are designed to help you achieve your financial goals and protect against certain financial risks.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.
Additional information about each Underlying Fund is provided in an appendix to this prospectus. Please see APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit and any optional Living Benefits, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase. If you own an optional Living Benefit at the time that you annuitize the contract, you may choose to take annuity income payments in accordance with that Living Benefit. Otherwise, your optional Living Benefit terminates at the beginning of the Income Phase.
6

Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Withdrawals may negatively impact the value of your contract’s benefits, and may cause an optional Living Benefit to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Optional Living Benefits. You may have elected one of the optional Living Benefits under the contract for an additional fee. Certain Living Benefits are no longer available for election, and any Living Benefit that is available must be elected at the time that the contract is purchased. Each Living Benefit is designed to provide limited protection from unfavorable investment performance during the Accumulation Phase, and can also provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries. The contract includes a standard death benefit equal to greater of the contract value or Net Purchase Payments at no additional charge. If you elected an optional death benefit (either the Combination HV & Roll-Up or Maximum Anniversary Value death benefit) for an additional fee, a greater amount may be payable upon death.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•
Secure Value Account. Under certain optional Living Benefits, which include an additional charge, a certain percentage of your investment must be allocated to the Secure Value Account. As a Fixed Account option, amounts allocated to the Secure Value Account are guaranteed with respect to principal and a guaranteed rate of interest.
•
Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•
Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•
Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced so that the resulting allocations are consistent with your current investment instructions. Automatic rebalances do not count towards the number of free transfers per contract year.
•
Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•
Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.
•
The Return Plus Program. This program allows you to allocate your investment strategically between Fixed Accounts and Variable Portfolios for no additional charge and is available if we are offering multi-year Fixed Accounts.
7

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)[1]	7%

Transfer Fee (per transfer after the first 15 transfers in any contract year)	$25

The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Contract Maintenance Fee[2]	$35 per year
Base Contract Expenses[3] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.52%
Optional Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Combination HV & Roll-Up Death Benefit Fee[4]	0.65%
Maximum Anniversary Value Death Benefit Fee	0.25%
EstatePlus Fee[5]	0.25%
Optional Living Benefits
(calculated as a percentage of the Income Base)6
SunAmerica Income Plus and SunAmerica Income Builder Fee
Number of Covered Person	Initial Annual Fee Rate[7]	Maximum Annual Fee Rate[7]
For One Covered Person	1.10%	2.20%
For Two Covered Persons	1.35%	2.70%
MarketLock For Life Fee
Number of Covered Person	Annualized fee
For One Covered Person	0.70%
For Two Covered Persons	0.95%
Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.45%	1.75%

Footnotes to the Fee Table:
1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 4 years as follows:
Years Since Receipt:	1	2	3	4	5+
	7%	6%	6%	5%	0%
Your contract provides for a penalty free withdrawal amount each year. Please see PENALTY FREE WITHDRAWAL AMOUNT below.
2 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.
3 If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS below.
4 The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value death benefit and/or a Living Benefit.
8

5 EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value death benefit is also elected. This feature is not available on contracts issued in Washington.
6 The fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to January 19, 2010, please see APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010, for a description of the Living Benefit you may have elected.
7 Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX decreases or increases from the previous Benefit Quarter Anniversary, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. Please see APPENDIX B — FORMULA AND EXAMPLES OF CALCULATIONS OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.25%
Two Covered Persons	0.60%	±0.25%
*
The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
9

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses.
The expense examples below assume that you invest $100,000 in the contract for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges (including additional charges for optional benefits). Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.

Maximum Expense Examples
(assuming annual contract expenses of 2.02% (including the Maximum Anniversary Value death benefit and EstatePlus), the optional SunAmerica Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for the remaining years) and investment in an Underlying Fund with total expenses of 1.75%*)
(1)
If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$11,325	$23,163	$29,627	$59,218
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$4,325	$17,163	$29,627	$59,218
Minimum Expense Examples
(assuming annual contract expenses of 1.52%, no election of optional features and investment in an Underlying Fund with total expenses of 0.45%**)
(1)
If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$8,980	$12,164	$10,605	$22,942
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,980	$6,164	$10,605	$22,942
Additional Expense Example Information
1.
In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
2.
If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the SunAmerica Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.
3.
If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
4.
The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.17% maximum annual contract expenses because this death benefit cannot be elected with any optional Living Benefit.
*
The 1 year Maximum Expense Examples reflect the SunAmerica Series Trust 0.81% fee waiver.
**
The 1 year Minimum Expense Examples reflect the Goldman Sachs Variable Insurance Trust 0.02% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
10

Principal Risks Of Investing In The Contract

Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and Living Benefit protections mean that this contract is more beneficial to investors with a long investment time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to significant withdrawal charges. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the death benefit. In addition, a withdrawal could reduce the value of an optional Living Benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract. We may defer payment of withdrawals from a Fixed Account option (including the Secure Value Account) for up to six months when permitted by law.
Variable Portfolio Risk. Amounts that you invest in the Variable Portfolios are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in these Variable Portfolios. Each Variable Portfolio’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio. You are responsible for allocating Purchase Payments to the Variable Portfolios that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that you may not use or benefit from.
Investment Requirements Risk. If you elect an optional Living Benefit, you will be subject to investment requirements that limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits.
Managed Volatility Fund Risk. Certain Underlying Funds, including some Underlying Funds that are available under certain optional Living Benefits’ investment requirements, utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits. Certain Underlying Funds advised by our affiliate employ such risk management strategies, which may help us manage our financial risks.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to certain restrictions. We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice based on age as shown below and election of optional benefit(s), and may require our prior approval before accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. There is no guarantee that you will always be permitted to make Purchase Payments.
Minimum Contract Value Risk. Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability.
Business Disruption. Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly
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contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Accumulation Unit Values (“AUVs”) or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the affected Underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Purchasing a Polaris ChoiceIII
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefit, if applicable, and Spousal Continuation of the death benefit.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
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At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•
Estate planning,
•
Tax consequences, and
•
The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•
Your rights and those of any other person with rights under this contract will be subject to the assignment.
•
We are not responsible for the validity, tax or other legal consequences of any assignment.
•
An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment (1)	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(2)	$4,000	$500	$100
Non-Qualified(2)	$10,000	$500	$100
(1)
If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.
(2)
These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We reserve the right to refuse any Purchase Payment. We will not accept subsequent Purchase Payments from contract Owners age 86 or older.
We will not accept subsequent Purchase Payments on or after the first contract anniversary if you have elected an optional Living Benefit feature. If you send a subsequent Purchase Payment after the first contract anniversary, the Purchase Payment will not be considered to be received by us and we will return the Purchase Payment. As a result, the Income Base of the Living Benefit may not be increased by adding Purchase Payments. We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•
For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•
Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address may result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
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Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company Premium Processing Center P.O. Box 100330 Pasadena, CA 91189-0330

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
JPM Chase-AGL 100330 Premium Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

Receipt of Purchase Payments:
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
We allocate your Purchase Payment to your contract as of the date such Purchase Payment is priced. Initial Purchase Payments received at the Annuity Service Center in Good Order before Market Close will be priced within two NYSE business days after it is received. Initial Purchase Payments received at the Annuity Service Center in Good Order after Market Close will be priced within two NYSE business days after the next NYSE business day.
If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds.
Any subsequent Purchase Payment will be priced as of the day it is received by the Annuity Service Center in Good Order before Market Close. If the subsequent Purchase Payment is received at the Annuity Service Center in Good Order after Market Close, it will be priced as of the next NYSE business day.
We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file.
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments , if you have not elected a Living Benefit feature.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
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Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the next NYSE business day. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in a money market or similar portfolio during the free look period. If we place your money in a money market portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and Fixed Accounts, as may be available under your contract:
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Variable Portfolios
•
Fixed Accounts
•
Dollar Cost Averaging Fixed Account
•
Secure Value Account (optional Living Benefit only)
If you elect an optional Living Benefit, not all investment options may be available and you must allocate your Purchase Payments in accordance with the applicable investment requirements. Please see Investment Requirements For Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the specific investment requirements applicable to your Living Benefit.
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.
Information regarding each Underlying Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling (855) 421-2692 or visiting our website at www.corebridgefinancial.com/ProductProspectuses.
You may also obtain information about the Underlying Funds by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
All Variable Portfolios may not be available through the broker-dealer with which your financial representative is affiliated. Such portfolios are identified in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT. Please check with your financial representative for availability.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable
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to the investment results of any other Underlying Fund managed by the same advisor or subadvisor.
You can gain or lose money if you invest in these Variable
Portfolios. You are responsible for allocating Purchase
Payments to the Variable Portfolios as appropriate for your
own individual circumstances, investment goals, financial
situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit
your needs. You bear the risk of any decline in contract
value resulting from the performance of the Variable
Portfolio you have selected. In making your investment
selections, you should investigate all information available to you including the Underlying Fund’s prospectus,
statement of additional information and annual and
semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds or Master-Feeder Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the
Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Master-Feeder Funds
Under the Master-Feeder Funds structure, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund, which invests directly in individual securities.
Under the Master-Feeder structure, you will pay higher fees and expenses than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.
Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors (“Board”) of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so.
Volatility Control Funds
Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.
These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
•
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series II Shares
•
Columbia Funds Variable Insurance Trust I – Class 1 shares
•
Columbia Funds Variable Series Trust II – Class 1 shares
•
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
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•
Goldman Sachs Variable Insurance Trust – Class Service Shares
•
Lord Abbett Series Fund, Inc. – Class VC Shares
•
Principal Variable Contracts Funds, Inc. — Class 2 Shares
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
•
Seasons Series Trust – Class 3 Shares
•
SunAmerica Series Trust – Class 3 Shares
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your Fixed Account interest crediting rates are guaranteed for amounts allocated to each Fixed Account for up to 1 year. Thereafter, for Fixed Accounts other than Dollar Cost Averaging Fixed Account options (as described below), we will declare annual Fixed Account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared Fixed Account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•
Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•
Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•
Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.
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Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
Secure Value Account
If you elect SunAmerica Income Plus or SunAmerica Income Builder, 10% of your investment is automatically allocated to a Fixed Account known as the Secure Value Account. The Secure Value Account is only available with election of these living benefits. Please see “Are there investment requirements if I elect SunAmerica Income Plus and SunAmerica Income Builder?” under OPTIONAL LIVING BENEFITS.
Dollar Cost Averaging Fixed Accounts
Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
2-Year	$2,400
•
The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•
You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
•
Transfers occur on a monthly periodic schedule.
•
The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent
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Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•
You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•
At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•
Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes, we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFITS below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Return Plus Program
The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.
Example of Return Plus Program:
Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.
We reserve the right to modify, suspend or terminate the Return Plus program at any time.
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Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•
Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•
You must transfer at least $100 per transfer.
•
If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities
United States Postal Service (first-class mail): Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570
Facsimile: (818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on the investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Effective August 6, 2012, the Short-Term Trading policy applicable to your prospectus changed as follows:
Trading Policy Before Change	Trading Policy After Change
5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of Transfer	15th transfer in 12-Month Rolling Period triggers the U.S. Mail method of Transfer.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•
While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
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•
Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•
All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•
Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•
We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 21, 2023 and within the previous twelve months (from August 22, 2022 forward) you made 15 transfers including the August 21st transfer, then all transfers made for twelve months after August 21, 2023 must be submitted by U.S. Mail (from August 22, 2023 through August 21, 2024).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.
impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.
impose minimum holding periods;
3.
reject any Purchase Payment or transfer request;
4.
terminate your transfer privileges; and/or
5.
request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•
the number of transfers made in a defined period;
•
the dollar amount of the transfer;
•
the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•
the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•
whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•
the history of transfer activity in the contract or in other contracts we may offer; and/or
•
other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent
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with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•
We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•
We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•
Partial Withdrawal;
•
Systematic Withdrawal;
•
Total Withdrawal (also known as surrender); or
•
Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)
The total contract value must be at least $2,500 after a withdrawal.
Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
To determine your penalty-free withdrawal amount and your withdrawal charge, we refer to two special terms: “penalty-free earnings” and “total invested amount.”
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Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:
•
Penalty-free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and
•
Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.
If you elected an optional Living Benefit that offers Maximum Annual Withdrawal Amounts, below describes your annual penalty-free withdrawal amount:
During the first contract year, your maximum annual penalty-free withdrawal amount is the greatest of:
(1)Your penalty-free earnings; or
(2)If you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or
(3)the Maximum Annual Withdrawal Amount allowed under the Living Benefit you elected.
After the first contract year, your maximum annual penalty-free withdrawal amount is the greatest of:
(1)your penalty-free earnings; or
(2)10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or
(3)the Maximum Annual Withdrawal amount allowed under the Living Benefit you elected.
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
If you do not elect an optional Living Benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your annual penalty-free withdrawal amount.
During the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount
After the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Penalty-Free Withdrawal Amount and the Living Benefit
If you elect a Living Benefit and if you withdraw an amount that is under the 10% penalty-free withdrawal amount as described above, but exceed the Maximum Annual Withdrawal Amount, it will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base, if applicable, and future income payments under the Living Benefit even though you are not assessed a withdrawal charge. Please see OPTIONAL LIVING BENEFITS below.
For example, if you elected a Living Benefit and your Maximum Annual Withdrawal Amount (MAWA) is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty-free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty-free withdrawal amount. You may also take up to an additional $4,000 that contract year as a penalty-free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the Living Benefit which reduces the Income Base, the Income Credit Base if applicable, and future Maximum Annual Withdrawal Amounts.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free
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withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charges or higher withdrawal charges.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 3, you take out your maximum penalty free withdrawal of $10,000. After that penalty free withdrawal your contract value is $90,000. In the 4th contract year, you request a total withdrawal of your contract. We will apply the following calculation:
A–(B × C)=D, where:
A=
Your contract value at the time of your request for withdrawal ($90,000)
B=
The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=
The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 5% is the applicable percentage) [B × C = $5,000]
D=
Your full contract value ($85,000) available for total withdrawal
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
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Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
If you elect a Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program, you must request withdrawals on the appropriate Living Benefit enrollment form. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the same contract year and may permanently reduce future guaranteed withdrawal amounts. The systematic withdrawal program will be re-established in the following contract year after such withdrawals, and the annualized systematic withdrawals will be adjusted to account for the new Maximum Annual Withdrawal Amount. If you must take Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center. You may establish a systematic withdrawal program to take your RMD, which will ensure the amount taken does not exceed either the Maximum Annual Withdrawal Amount under the Living Benefit or RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•
You cannot use this waiver during the first 90 days after your contract is issued.
•
The confinement period for which you seek the waiver must begin after you purchase your contract.
•
We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)
a doctor’s note recommending admittance to a nursing home;
2)
an admittance form which shows the type of facility you entered; and
3)
the bill from the nursing home which shows that you met the 60 day confinement requirement.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFITs below.
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Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit that is generally the greater of contract value or Net Purchase Payments	•Withdrawals may significantly reduce the benefit •Calculation of the benefit may vary depending on the contract issue date and whether a Living Benefit has been elected
Dollar Cost Averaging (DCA) Fixed Accounts
Interest is credited to
amounts allocated to a DCA
Fixed Account and your
money is systematically
transferred from the DCA
Fixed Account to one or
more investment options
over a specified period of
time

•Must be funded with an initial and/or subsequent Purchase Payment, not transferred contract value
•Minimum funding requirements apply
•Only 6-month, 12-month, and 2-year periods may be available
•Transfers may only occur on a monthly basis
•Availability may be restricted based on date of contract issuance and election of optional benefits
•Fixed Account options are not eligible to receive DCA transfers
•The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract.

Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options
•Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
•Minimum per transfer is $100 regardless of source account
•Fixed Account options are not eligible to receive DCA transfers
•You may terminate the DCA Program at any time. If you terminate the
DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
•Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file

Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages
•Rebalancing may occur on a quarterly, semi-annual, or annual basis
•Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
•Upon notification of your death, we will terminate the Automatic Asset
Rebalancing Program unless your Beneficiary instructs us otherwise
•If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing

Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	•Minimum withdrawal amount is $100 •Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis •Participation in program may be restricted if optional Living Benefit elected
Automatic Payment Plan	Allows you to make automatic Purchase Payments	•Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply •May not be available with election of certain Living Benefit features
Return Plus Program	Allows you to allocate your investment strategically between the Fixed Accounts and Variable Portfolios	•Only available if multi-year Fixed Accounts are offered
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Optional Benefits No Longer Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
SunAmerica Income Plus	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.20% One Covered Person / 2.70% Two Covered Persons (calculated as a percentage of the Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Income Credits unavailable after the 12th benefit anniversary
•Investment requirements limit available investment options
•Minimum Income Base not available on 12th benefit
anniversary if withdrawal has been taken
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

SunAmerica Income Builder	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.20% One Covered Person / 2.70% Two Covered Persons (calculated as a percentage of the Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Income Credits not available in any benefit year withdrawals are taken and not available after 12th benefit anniversary
•Investment requirements limit available investment options
•Minimum Income Base not available if withdrawal taken
before the 12th benefit anniversary
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

MarketLock For Life Living Benefit	A guaranteed minimum withdrawal benefit with step-up opportunities	0.70% One Covered Person / 0.95% Two Covered Persons (calculated as a percentage of the Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•The fee and investment requirements may change if you elect a step-up period extension
•Ineligible for step-up period extension if any previous
extension opportunity was not elected or age requirements
are not satisfied
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May be cancelled by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

27

Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MarketLock Income Plus Living Benefit	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities
For contracts issued
on or after May 1,
2009
1.10% for One
Covered Person /
1.35% for Two
Covered Persons
For contracts issued
between May 1, 2008
and April 30, 2009
0.95% for One
Covered Person /
1.20% for Two
Covered Persons
(calculated as a
percentage of the
Income Base)

•Excess withdrawals may significantly reduce or terminate the benefit
•Ineligible for step-up period extension if any previous
extension opportunity was not elected or age requirements
are not satisfied
•The fee and investment requirements may change if you elect a step-up period extension
•Income Credit period may only be extended once
•Investment requirements limit available investment options
•Minimum Income Base not available on 12th benefit
anniversary if withdrawal has been taken
•Purchase Payments subject to additional restrictions
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

MarketLock For Life Plus Living Benefit	A guaranteed minimum withdrawal with Income Credits and step-up opportunities
0.95% for One
Covered Person /
1.25% for Two
Covered Persons
If 7% Option selected
0.75% for One
Covered Person /
1.00% for Two
Covered Persons
If 6% Option selected
0.65% for One
Covered Person /
0.90% for Two
Covered Persons
(calculated as a
percentage of the
Income Base)

•Excess withdrawals may significantly reduce or terminate the benefit
•Ineligible for step-up period extension if any previous
extension opportunity was not elected or age requirements
are not satisfied
•Income Credit period may only be extended once
•The fee and investment requirements may change if you elect a step-up period extension
•Investment requirements limit available investment options
•Minimum Income Base not available on 12th (or 10th
depending on the option elected) benefit anniversary if
withdrawal has been taken
•Purchase Payments subject to additional restrictions
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

MarketLock For Two Living Benefit	A guaranteed minimum withdrawal benefit for two covered persons with step-up opportunities	0.80% (as a percentage of the MAV Benefit Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•The benefit is based Purchase Payments received during the
first 2 contract years
•Ineligible for step-up period extension if age requirements are not satisfied
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

28

Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MarketLock Living Benefit	A guaranteed minimum withdrawal benefit with step-up opportunities	0.65% (as a percentage of the MAV Benefit Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•The benefit is based Purchase Payments received during the
first 2 contract years
•Ineligible for step-up period extension if age requirements are not satisfied
•May be terminated by you on the 5th or 10th benefit
anniversary or any benefit anniversary thereafter
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX C – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

Polaris Income Rewards Living Benefit	A guaranteed minimum withdrawal benefit with a step-up opportunity	0.65% (calculated as a percentage of the Withdrawal Benefit Base)
•Excess withdrawals may significantly reduce the benefit
•May not be canceled once elected
•The benefit is based on the Purchase Payments received
within 90 days of the contract issue
•For contracts issued in Washington, the entire fee will be
deducted from the portion of your contract value allocated to the Variable Portfolios.

Capital Protector	A guaranteed minimum accumulation benefit	0.65% For contracts issued in Oregon and Washington 0.65% (calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)
•Will not guarantee Purchase Payments made after the first
90 days from contract issue
•Purchase Payments subject to additional restrictions
•Withdrawals may significantly reduce or terminate the
benefit
•Certain events will automatically terminate the benefit
•For contracts issued in Washington, the entire fee will be
calculated and deducted from the portion of your contract
value allocated to the Variable Portfolios each quarter
through the first 10 full contract years

Combination HV & Roll- Up Death Benefit	Provides a death benefit based on the greatest of contract value, highest contract value on an eligible contract anniversary, or Net Purchase Payments with 5% accumulation	0.65% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•Fixed Account not available for investment
•May not be elected with the Maximum Anniversary Value
and EstatePlus death benefits and/or a Living Benefit
•Death benefit election cannot be changed
•Withdrawals may significantly reduce the benefit
•Accumulation applies only to Purchase Payments made before
the earliest of the 15th contract anniversary, your 80th
birthday, or the date of death
•Not available in Washington

Maximum Anniversary Value Death Benefit (for contracts issued on or after May 1, 2009)	Provides a death benefit based on the greatest of contract value, Net Purchase Payments, or highest contract value on an eligible contract anniversary	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)	•Death benefit calculated differently depending on whether an optional Living Benefit has been elected •Death benefit election cannot be changed •Withdrawals may significantly reduce the benefit
EstatePlus Death Benefit	May increase the death benefit amount if you have earnings in your contract at the time of death	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•Withdrawals may significantly reduce the benefit
•Not available if the Combination HV & Roll-Up death benefit elected
•May only be elected with the Maximum Anniversary Value
death benefit
•Not available for election in Washington
•Not payable after the Latest Annuity Date

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Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Purchase Payment Accumulation Death Benefit	Provides a death benefit based on the greatest of contract value, Net Purchase Payments compounded at an annual growth rate, or contract value on the 7th contract anniversary	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)	•Withdrawals may significantly reduce the benefit •Death benefit election cannot be changed •Not available for election in Washington
Maximum Anniversary Value Death Benefit (For contracts issued prior to May 1, 2009)	Provides a death benefit based on the greatest of contract value or Net Purchase Payments or the maximum anniversary value on any contract Anniversary prior to your 83rd birthday.	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•Death benefit calculated differently depending on whether an optional Living Benefit has been elected
•Death benefit election cannot be changed
•Withdrawals may significantly reduce the benefit
•For contracts issued prior to May 1, 2007, if you die on or after your 90th birthday, the death benefit is equal to your contract value and no additional benefits available.

Optional Living Benefits

Overview of Living Benefits
The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below.
You may elect one of the optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.
Certain living benefits are no longer offered or have changed since first being offered. If your contract was issued prior to January 19, 2010, please see APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010 for details regarding those benefits.
Below is a summary of the key features of the three optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.
•
If you are interested in securing greater income and flexible guaranteed lifetime income now or in the near future, you may want to consider SunAmerica Income Plus.
•
If you are interested in securing guaranteed lifetime income later and would prefer to build assets and maximize future income potential, you may want to consider SunAmerica Income Builder.
•
If you are interested in securing guaranteed lifetime income at a lower cost, you may want to consider MarketLock For Life.
Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should analyze each Living Benefit thoroughly and understand it completely before electing.
SunAmerica Income Plus® offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s highest Anniversary Value, or an Income Base with an annual Income Credit. The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years.
The 6% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year’s Eligible Purchase Payments.
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SunAmerica Income Builder® offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract’s highest Anniversary Value, or an Income Base with an annual Income Credit. The annual 8% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years.
The 8% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year’s Eligible Purchase Payments.
MarketLock For Life offers guaranteed lifetime income based on the greater of Eligible Purchase Payments, or the contract’s highest Anniversary Value during the contract’s first 5 years. After the first 5 years, you have the opportunity to extend the period in which Anniversary Values are evaluated to lock in the highest Anniversary Value.
General Information Applicable to All Living Benefits
You must invest in accordance with investment requirements outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA’s or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the contract’s first 5 years are included in the Income Base.
These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Effective January 15, 2016, if you have elected a Living Benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date. You may not establish an automatic subsequent purchase payment plan with election of the living benefit, and any current payment plan has been terminated.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL CONTINUATION below.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Eligible Purchase Payments
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if applicable. However, the Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL
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CONTINUATION below. Total Purchase Payments are limited to $1,500,000 without prior Company approval.
Optional Living Benefit	First Contract Year	Subsequent Contract Years
SunAmerica Income Plus and SunAmerica Income Builder	100% of Purchase Payments received	Purchase Payments received in contract years 2-5, capped at 200% of Purchase Payments received in the first contract year
MarketLock For Life	100% of Purchase Payments Received	Purchase Payments received in contract years 2-5, capped at 100% of Purchase Payments received in the first contract year
SunAmerica Income Plus and SunAmerica Income Builder Example: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.
MarketLock For Life Example: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 for years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year and exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Base Evaluation Period (for MarketLock For Life only)
The period of time over which we will consider Anniversary Values in evaluating the Income Base.
Income Credit (for SunAmerica Income Plus and SunAmerica Income Builder only)
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability
SunAmerica Income Plus	6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
SunAmerica Income Builder	8%	Available during the first 12 Benefit Years — the Income Credit is eliminated in years any withdrawal is taken
MarketLock For Life	Not applicable	Not applicable
Income Credit Base (for SunAmerica Income Plus and SunAmerica Income Builder only)
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period (for SunAmerica Income Plus and SunAmerica Income Builder only)
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Ineligible Purchase Payments
Purchase Payments, or portions thereof, received after the 5th contract year, or that are in excess of the caps discussed in the table under “Eligible Purchase Payments” above.
Investment Requirements (for SunAmerica Income Plus and SunAmerica Income Builder only)
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, (the “Flexible Allocation”), must be allocated by you in accordance with the investment options outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Investment Requirements (for MarketLock For Life only)
Every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
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Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base (for SunAmerica Income Plus and SunAmerica Income Builder only)
The guaranteed minimum amount equal to 200% of the first Benefit Year’s Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit Year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.
Protected Income Payment (for SunAmerica Income Plus and SunAmerica Income Builder only)
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage (for SunAmerica Income Plus and SunAmerica Income Builder only)
The percentage used to determine the Protected Income Payment.
SunAmerica Income Plus and SunAmerica Income Builder
How do SunAmerica Income Plus and SunAmerica Income Builder work?
Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.
There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be at least 200% of your first Benefit Year’s Eligible Purchase Payments (“Minimum Income Base”). Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on which Living Benefit you have elected, the income option you have elected, the age of the Covered Person(s) at the time of first withdrawal and whether your contract value is greater than or equal to zero. You must choose between two income options at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and, for those taking withdrawals before age 65, whether a highest Anniversary Value is attained after the Covered Person(s)’ 65th birthday and the income option elected. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my Living Benefit upon the Latest Annuity Date?” below.
SunAmerica Income Plus
Number of Covered Persons and Age of younger Covered Person at First Withdrawal*	Income Option 1		Income Option 2
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	6.0%	3.0%**	6.0%	3.0%**
One Covered Person (Age 65 and Older)	6.0%	4.0%	7.0%	3.0%
Two Covered Persons (Age 64 and Younger)	5.5%	3.0%***	5.5%	3.0%***
Two Covered Persons (Age 65 and Older)	5.5%	4.0%	6.5%	3.0%
SunAmerica Income Builder
Number of Covered Persons and Age of younger Covered Person at First Withdrawal*	Income Option 1		Income Option 2
	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	5.5%	3.0%**	5.5%	3.0%**
One Covered Person (Age 65 and Older)	5.5%	4.0%	6.5%	3.0%
Two Covered Persons (Age 64 and Younger)	5.0%	3.0%***	5.0%	3.0%***
Two Covered Persons (Age 65 and Older)	5.0%	4.0%	6.0%	3.0%
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*
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons, if applicable.
**
If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person’s 65th birthday.
***
If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
Are there investment requirements if I elect SunAmerica Income Plus or SunAmerica Income Builder?
Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if applicable, to a Fixed Account (“Secure Value Account”). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus or SunAmerica Income Builder. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable (the “Flexible Allocation”), must be allocated by you in accordance with one of the options under Investment Requirement for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options.
Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, in order for your application or subsequent
Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s Flexible Allocations going outside these requirements. Quarterly rebalancing will ensure that your Flexible Allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted
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Variable Portfolio(s) to a money market option available under the contract. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
You may not transfer any amounts between the Secure Value Account and the Flexible Allocation Variable Portfolios or Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the Dollar Cost Averaging program to comply with investment requirements. In addition, we will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value. Please see “What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel SunAmerica Income Plus or SunAmerica Income Builder?” below.
If compliant rebalancing instructions are not provided with every Purchase Payment, we will rebalance your Flexible Allocation as described in the example below:
Assume that you want your Purchase Payment split between Group A and Group B under the Flexible Allocation Build-Your-Own option. 10% of your Purchase Payment is allocated to the Secure Value Account and 90% of your Purchase Payment is allocated to the Flexible Allocation. You want to invest 40% of the Purchase Payment in a bond Variable Portfolio and 50% of the Purchase Payment in a stock Variable Portfolio.
We will set your rebalancing instructions as follows unless you instruct otherwise: 44.4% in the bond Variable Portfolio (40%/90% = 44.4%) and 55.6% in the stock Variable Portfolio (50%/90% = 55.6%). We may need to allocate slightly more or less to each fund in order for the rebalancing instructions to total 100% and for each Investment Group to meet the applicable investment requirement.
Over the next Benefit Quarter, the bond market does very well while the stock market performs poorly. At the end of the Benefit Quarter, the bond Variable Portfolio now represents 50% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. Upon quarterly rebalancing on the last day of the Benefit Quarter, we will proportionately rebalance your Flexible Allocation based on the Flexible Allocation percentages provided for your Purchase Payment. We would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 44% of the Flexible Allocation value and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 56% of the Flexible Allocation value.
What are the factors used to calculate SunAmerica Income Plus and SunAmerica Income Builder?
The benefit offered by SunAmerica Income Plus and SunAmerica Income Builder is calculated by considering the factors described below.
First, we determine the Eligible Purchase Payments. It is important to note that only Purchase Payments made during the first 5 contract years are taken into consideration in determining the Eligible Purchase Payments. We will not accept subsequent Purchase Payments on or after the 5th contract anniversary if you have elected a Living Benefit feature.
Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Third, we determine the Anniversary Value which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.
Fourth, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year’s Eligible Purchase Payments.
Fifth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.
Sixth, we determine the Income Credit.
If you elect SunAmerica Income Plus, the Income Credit is equal to 6% (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.
For example, if you elected one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from
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6% to 2%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. If you elected two Covered Persons and take cumulative withdrawals that are equal to 5.1% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons of 5%.
If you elect SunAmerica Income Builder, the Income Credit is equal to 8% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter.
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected
Income Payment is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, please see “What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?” below.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments received prior to the first contract anniversary increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. Please see “What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base and Income Credit Base be increased?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income
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Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?” below.
What are the effects of withdrawals on SunAmerica Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect the Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base.
Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?
The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee. After the first
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Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*
The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SA VCP Dynamic Allocation Portfolio or SA VCP Dynamic Strategy Portfolio. The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio utilize an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio may increase its exposure to equity markets.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX B — FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE.
Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an adjustment to an Income Credit, attaining a new highest Anniversary Value or subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. We will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, for SunAmerica Income Builder, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
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MarketLock For Life
How does MarketLock For Life work?
MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)’ guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.
You may elect to extend the Income Base Evaluation Period for additional periods. Please see “Can I extend the Income Base Evaluation Period beyond 5 years?” below.
What determines the amount I can receive each year?
The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.
One Covered Person
If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
At least age 45 but prior to 65th birthday	4% of Income Base
At least age 65 but prior to 76th birthday	5% of Income Base
On or after 76th birthday	6% of Income Base
Two Covered Persons
If the feature is elected to cover two lives, the following is applicable:
Age of the Younger Covered Person or Surviving Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
At least age 45 but prior to 65th birthday	4% of Income Base
At least age 65 but prior to 76th birthday	4.75% of Income Base
On or after 76th birthday	5.75% of Income Base
Are there investment requirements if I elect MarketLock For Life?
As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.
Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.
We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer (“Default Rebalancing Instructions”). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
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What are the factors used to calculate MarketLock For Life?
The benefit offered by MarketLock For Life is calculated by considering the factors described below:
First, we determine the Eligible Purchase Payments. It is important to note that only Purchase Payments made during the first 5 contract years are taken into consideration in determining the Eligible Purchase Payments. We will not accept subsequent Purchase Payments after the 5th contract year.
Second, we consider the Income Base Evaluation Period. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. Please see “Can I extend the Income Base Evaluation Period beyond 5 years?” below.
Third, we determine the Anniversary Value which equals your contract value on any Benefit Anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.
Fourth, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage.
Finally, we determine the Excess Withdrawals.
How can the Income Base be increased?
On each Benefit Year Anniversary during the Income Base Evaluation Period, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base.
Increases to your Income Base occur on Benefit Year Anniversaries as described above. However, Eligible Purchase Payments can increase your Income Base at the time they are received. Since highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
What is the fee for MarketLock For Life?
The fee for MarketLock For Life is assessed against the Income Base and deducted quarterly from your contract value at the end of each Benefit Quarter beginning on the first Benefit Quarter Anniversary following the Benefit
Effective Date. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee. The fee depends on whether you elect to cover one life or two lives. The fee is as follows:
Number of Covered Persons	Annual Fee Rate
For One Covered Person	0.70% of Income Base
For Two Covered Persons	0.95% of Income Base
An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.
If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata charge is calculated by multiplying the fee by the number of days between the date the prior fee was last assessed and the date of surrender divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What are the effects of withdrawals on MarketLock For Life?
The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.
Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the feature.
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The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.
For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under “What are the factors used to calculate MarketLock For Life?”).
If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
Can I extend the Income Base Evaluation Period beyond 5 years?
After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension (“First Extension”).
After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods (“Subsequent Extensions”).
If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years (“Reduced Evaluation Period”).
Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 30 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.
The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.
If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.
When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
SunAmerica Income Plus or MarketLock For Life —
If you elect one Covered Person:
	Covered Person
	Minimum Age	Maximum Age
One Owner	45	80
Joint Owners(1)	45	80
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SunAmerica Income Plus or MarketLock For Life —
If you elect two Covered Persons:
	Covered Person #1		Covered Person #2
	Minimum Age	Maximum Age	Minimum Age	Maximum Age
Non-Qualified: Joint Owners(2)	45	80	45	85
Non-Qualified: One Owner with Spousal Beneficiary	45	80	45	N/A(3)
Qualified: One Owner with Spousal Beneficiary	45	80	45	N/A(3)
SunAmerica Income Builder —
If you elect one Covered Person:
	Covered Person
	Minimum Age	Maximum Age
One Owner	65	80
Joint Owners(1)	65	80
SunAmerica Income Builder —
If you elect two Covered Persons:
	Covered Person #1		Covered Person #2
	Minimum Age	Maximum Age	Minimum Age	Maximum Age
Non-Qualified: Joint Owners(2)	65	80	65	85
Non-Qualified: One Owner with Spousal Beneficiary	65	80	65	N/A(3)
Qualified: One Owner with Spousal Beneficiary	65	80	65	N/A(3)
(1) Based on the age of the older Owner.
(2) Based on the age of the younger Joint Owner.
(3) The age requirement is based solely on the single Owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take
RMD from this contract and want to ensure that these withdrawals will not permanently reduce future withdrawal amounts, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected SunAmerica Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit equal to the difference between the RMD and 6% of the Income Base will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than 6% of the Income Base, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
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The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and, if you have elected SunAmerica Income Plus or SunAmerica Income Builder, the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How do SunAmerica Income Plus and SunAmerica Income Builder work?” above.
If you have elected SunAmerica Income Plus or SunAmerica Income Builder and spousal continuation occurs during the Income Credit Period, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values or if applicable, any Income Credit while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
If you have elected MarketLock For Life and spousal continuation occurs during the Income Base Evaluation Period, the Continuing Spouse will continue to receive any increases to the Income Base for the duration of the Income Base Evaluation Period, while the contract value is greater than zero. The Continuing Spouse will also be eligible to elect to extend the Income Base Evaluation Period, upon expiration of the applicable period. Please see “Can I extend the Income Base Evaluation Period beyond 5 Years?” above.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my living benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my living benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.
Annuitize the contract value under the contract’s annuity provisions (please see ANNUITY INCOME OPTIONS below); or
2.
If you have elected MarketLock For Life, annuitize the contract and elect to receive the current
Maximum Annual Withdrawal Amount as of the Latest Annuity Date divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you; or,
3.
If you have elected SunAmerica Income Plus or SunAmerica Income Builder, annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
4.
Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or
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after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Optional Living Benefit	Cancellation Request Received	Cancellation Effective Date
SunAmerica Income Plus and SunAmerica Income Builder	Years 1-5	5th Benefit Year Anniversary
	Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
MarketLock For Life	Years 1-5	5th Benefit Year Anniversary
	Years 6-10	10th Benefit Year Anniversary
	Years 10+	Benefit Year Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation. If you elected MarketLock For Life and cancelled the feature, you may not extend the Income Base Evaluation Period.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter (Benefit Year for MarketLock For Life) in which the cancellation occurs, on the same Benefit Quarter Anniversary (Benefit Year Anniversary for MarketLock For Life). Thereafter, the fee will no longer be charged.
If you elected MarketLock For Life and cancelled the feature, the surviving Covered Person may not extend the Income Base Evaluation Period. The surviving Covered Person may no longer re-elect or reinstate the Living Benefit after cancellation.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
An Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(v)
Death of the Covered Person, if only one is elected; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vi)
A change that removes all Covered Persons from the contract except as noted below under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”; or
(vii)
A Change of the Owner or Assignment; or
(viii)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
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Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the living benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.
One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.
The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the living benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the living benefit as described under “Can I elect to cancel my living benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between May 1, 2006 and May 1, 2009 and you elected the MarketLock living benefit or if you purchased a contract between July 10, 2006 and April 30, 2008 and you elected MarketLock For Two living benefit. As described in the prospectus, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the “Extension”) for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.
If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial representative.
For information on the MarketLock or MarketLock For Two living benefit you elected at the time of purchase, please see the MarketLock or MarketLock For Two section under OPTIONAL LIVING BENEFITS in the prospectus.
How do I elect the Extension?
To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.
What is the fee if I elect the Extension?
If you elect the MarketLock Extension, the fee for the living benefit will be increased by 0.25% as follows:
Current Annualized Fee	Annualized Fee After Extension
0.65%	0.90%
If you elect the MarketLock For Two Extension, the fee for the living benefit will be increased by 0.25% as follows:
Current Annualized Fee	Annualized Fee After Extension
0.40% prior to your 1st withdrawal	0.65% prior to your 1st withdrawal
0.80% after your 1st withdrawal	1.05% after your 1st withdrawal
As a reminder, you also have the option to cancel your MarketLock or MarketLock For Two living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock or MarketLock For Two benefit and you will no longer be charged the fee.

Marketlock Income Plus, Marketlock for Life Plus and Marketlock for life second Extension Parameters

The information below is important to you if you purchased a contract between May 4, 2009 and January 18, 2010 and you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit or if you purchased a contract between May 4, 2009 and January 20, 2012 and you elected the MarketLock For Life living benefit. As described in the prospectus you received when you purchased the contract, the first Income Base Evaluation Period and first Income Credit Period (not applicable to MarketLock For Life) ends after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period, if applicable, (the “Extension”) for an additional five years. If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary. In choosing the second Extension, only the Income Base Evaluation Period will extend for an additional five years, the Income Credit Period will no longer continue, and your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension. If you elect the second Extension, we will send you a new contract endorsement.
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If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you did not elect the first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you are eligible for but do not elect this second Extension, you will not be eligible for any subsequent Extensions in the future.
As with all important financial decisions, we recommend that you discuss this with your financial representative.
As a reminder, you also have the option to cancel your MarketLock Income Plus, MarketLock For Life Plus or MarketLock For Life living benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your feature, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.
For information on the MarketLock Income Plus, MarketLock For Life Plus or MarketLock For Life living benefit you elected at the time you purchased your contract, please see APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010. Please see APPENDIX J – MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE EXTENSION PARAMETERS for first extension parameters.
How do I elect the second Extension?
If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension are detailed below. The Income Base Evaluation Period may be extended for an additional 5 year period, however the Income Credit Period will no longer continue.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.
What is the fee if I elect the Extension?
If you elect MarketLock Income Plus second Extension, the fee for the living benefit will be increased by 0.05% as follows:
Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	1.20%	1.25%
Two	1.50%	1.50%
If you elect MarketLock For Life Plus second Extension, the fee for the living benefit will be increased by 0.05% as follows:
Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	1.20%	1.25%
Two	1.45%	1.50%
If you elect MarketLock For Life second Extension, the fee for the living benefit will be increased by 0.05% as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.95%	1.00%
Two	1.20%	1.25%
What are the investment requirements if I elect the second Extension?
If you elect the second Extension for MarketLock Income Plus, MarketLock For Life Plus or MarketLock For Life, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the options under Investment Requirement for Optional Living Benefits  in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.

MARKETLOCK FOR LIFE PLUS +6% EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between March 12, 2007 and May 1, 2009 and you elected the MarketLock For Life Plus +6% Option living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the “Extension”). In
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choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.
If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.
As a reminder, you also have the option to cancel your living benefit on your tenth anniversary or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus +6% Option after cancellation.
As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you elect the Extension, we will send you a new contract endorsement.
For information on the MarketLock For Life Plus +6% Option living benefit you elected at purchase, please see the MarketLock For Life Plus section under APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010.
How do I elect the Extension?
To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus +6% Option living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.
What are the fee and investment requirements if I elect the Extension?
If you elect Extension, the fee for the feature will be increased by 0.25% as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.65%	0.90%
Two	0.90%	1.15%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus +6% Option living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the options under Investment Requirement for Optional Living Benefits  in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.

MARKETLOCK FOR LIFE PLUS +7% EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between February 4, 2008 and May 3, 2009 and you elected the MarketLock For Life Plus +7% Option living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the “Extension”). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.
If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.
As a reminder, you also have the option to cancel your living benefit on your tenth anniversary or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus +7% Option after cancellation.
As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 or visit www.corebridgefinancial.com/annuities and we will provide one to you. If you elect the Extension, we will send you a new contract endorsement.
For information on the MarketLock For Life Plus +7% Option living benefit you elected at purchase, please see the MarketLock For Life Plus section in APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010.
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How do I elect the Extension?
To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus +7% Option living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.
What are the fee and investment requirements if I elect the Extension?
If you elect Extension, the fee for the feature will be increased by 0.25% as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.75%	1.00%
Two	1.00%	1.25%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus +7% Option living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the options under Investment Requirement for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.

MARKETLOCK FOR LIFE PLUS +6% AND +7% SECOND EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between March 12, 2007 and May 1, 2009 and you elected the MarketLock For Life Plus +6% Option Living Benefit or if you purchased a contract between February 4, 2008 and May 1, 2009 and you elected the MarketLock For Life Plus +7% Option Living Benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you had an opportunity to extend the Income Base Evaluation Period for an additional 5-year period (the “Extension”). If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your fifteenth contract anniversary for an additional 5 year period, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension.
In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current Living Benefit will change as a result of the second Extension.
If you do not wish to elect the second Extension, no further action is required by you. Your Living Benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you did not elect the first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extensions in the future.
As with all important financial decisions, we recommend that you discuss this with your financial representative. For information on the MarketLock For Life Plus +6% Option Living Benefit you elected at the time of purchase, please see the MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus.
You also have the option to cancel your Living Benefit on any Benefit Year Anniversary after the tenth Benefit Year Anniversary. If you elect to cancel your Living Benefit, you will no longer receive the guarantees of the Living Benefit and you will no longer be charged the fee.
How do I elect the second Extension?
If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts issued between March 12, 2007 and May 1, 2009 are detailed below. The Income Base Evaluation Period may be extended for an additional 5-year period provided you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension. If you elect the second Extension and the Covered Person or younger of two Covered Persons is at least age 86, but younger than 90, at the time of the second Extension, the Income Base Evaluation Period will be for a period of less than 5 years and the final Income Base evaluation will occur on the last Benefit Year prior to the Covered Person’s or younger of two Covered Persons’ 91st birthday.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount
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What are the fee and investment requirements if I elect the second Extension?
If you elect the MarketLock For Life Plus +6% second Extension, the fee for the Living Benefit will be increased by 0.05% as follows:
Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	0.90%	0.95%
Two	1.15%	1.20%
If you elect the MarketLock For Life Plus +7% second Extension, the fee for the feature will be increased by 0.05% as follows:
Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	1.00%	1.05%
Two	1.25%	1.30%
If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for investment requirements associated with the MarketLock For Life Plus +6% and +7% Extensions.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
Certain death benefit options are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2010, please see APPENDIX H – DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO May 1, 2010 for details regarding those death benefit options.
We do not pay a death benefit if:
•
your contract value is reduced to zero; or
•
you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•
If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)A certified copy of the death certificate; or
(2)A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•
All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the
49

transfer; otherwise the contract value will be invested in accordance with the Owner’s instructions prior to death.
If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Effective January 15, 2016, if you have elected a Living Benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.
•
Lump sum payment; or
•
Annuity Income Option; or
•
Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•
Payment option that is mutually agreeable between you and us
After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2010, please see Appendix H for details regarding those features.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•
The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•
The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•
The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner of the contract.
Note:  If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•
Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•
Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of death for IRAs.
Note: for IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary or a Non-Spousal Beneficiary who is less than 10 years younger than the IRA Owner. Other Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.
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We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•Death Claim form electing Extended Legacy Program; and
•Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010.
Restrictions on Extended Legacy Program
•
The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•
No Purchase Payments are permitted.
•
Living Benefits and optional Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•
In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
•
Any Fixed Accounts and/or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Base Contract Expense of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Base Contract Expense as described below under BASE CONTRACT EXPENSES.
Investment Options
•
The Beneficiary may transfer funds among the available Variable Portfolios;
•
Variable Portfolios may differ from those available to the original Owner;
•
Variable Portfolios may be of a different share class subject to higher 12b-1 fees; and
•
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be offered the same Variable Portfolios as the original Owner.
Death Benefit Defined Terms
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday , the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. We will not accept subsequent Purchase Payments on or after the 5th contract anniversary if you have elected a Living Benefit feature.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.
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Standard Death Benefit
The following describes the standard death benefit without election of a Living Benefit:
The standard death benefit is the greater of:
1.
Contract value; or
2.
Net Purchase Payments.
The following describes the standard death benefit with election of a Living Benefit:
The standard death benefit is the greater of:
1.
Contract value; or
2.
Purchase Payments reduced by:
a.
any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Please see APPENDIX I — DEATH BENEFITS EXAMPLES for examples of how your death benefit is calculated.
Optional Combination HV & Roll-Up Death Benefit
If you elect the Combination HV & Roll-Up death benefit, you may not elect the Maximum Anniversary Value and EstatePlus death benefits and/or a Living Benefit or any available Fixed Account(s). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue. It is not available for election in Washington.
The death benefit is the greatest of:
1.
Contract value; or
2.
The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
3.
Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:
(a)
15 years after the contract date; or
(b)
The day before your 80th birthday; or
(c)
The date of death,
adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.
Please see APPENDIX I — DEATH BENEFITS EXAMPLES for examples of how your death benefit is calculated.
Optional Maximum Anniversary Value Death Benefit
The following is a description of the Maximum Anniversary Value death benefit option for contracts issued on or after May 1, 2009.
For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.
If your contract was issued prior to May 1, 2009, please see APPENDIX H-DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2010.
The following describes the optional Maximum Anniversary Value death benefit without election of a Living Benefit:
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
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The following describes the optional Maximum Anniversary Value death benefit with election of a Living Benefit:
The death benefit is the greatest of:
1.
Contract value; or
2.
Purchase Payments reduced by:
a.
any Withdrawal Adjustments, if the Living Benefit has not been terminated: or
b.
any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:
a.
any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
Please see APPENDIX I — DEATH BENEFITS EXAMPLES for examples of how your death benefit is calculated.
Optional EstatePlus Benefit
EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issued your contract. EstatePlus was not available if you elected the Combination HV & Roll-Up death benefit. This benefit is not available for election in Washington.
In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value death benefit described above.
You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.
We will add a percentage of your contract earnings (the “EstatePlus Percentage”), subject to a maximum dollar amount (the “Maximum EstatePlus Benefit”), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.
The table below applies to contracts issued prior to your 70th birthday:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
Years 0 – 4	25% of Earnings	40% of Net Purchase Payments
Years 5 – 9	40% of Earnings	65% of Net Purchase Payments*
Years 10+	50% of Earnings	75% of Net Purchase Payments*
The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
All Contract Years	25% of Earnings	40% of Net Purchase Payments*
*
Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.
What is the Contract Year of Death?
Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.
What is the EstatePlus Percentage?
We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.
What is the Maximum EstatePlus Benefit?
The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.
A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest
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Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse’s Beneficiary. Please see SPOUSAL CONTINUATION below.
We reserve the right to modify, suspend or terminate EstatePlus (in its entirety or any component) at any time for prospectively issued contracts.
Please see APPENDIX I — DEATH BENEFITS EXAMPLES for examples of how your death benefit is calculated.
For a description of the death benefits for contracts issued prior to May 1, 2010, please see APPENDIX H — DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2010.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•
Generally, the contract, its benefits and elected features, if any, remain the same.
•
Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•
Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue.
•
If the Continuing Spouse terminates any optional Combination HV & Roll-Up death benefit on the Continuation Date (described below), no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse’s Beneficiary.
•
Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•Death Claim form; and
•Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. Please see APPENDIX G - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see OPTIONAL LIVING BENEFITS above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•
Base Contract Expenses
•
Withdrawal Charges
•
Underlying Fund Expenses
•
Contract Maintenance Fee
•
Transfer Fee
•
Optional Living Benefit Fee
•
Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Base Contract Expense or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
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Base Contract Expenses	1.52%
(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Base Contract Expense (also referred to as Separate Account Charge) compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for four complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:
Year Since Purchase Payment Receipt	1	2	3	4	5
Withdrawal Charge	7%	6%	6%	5%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit or when you annuitize your contract.
Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, the Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.
12b-1 Fees
Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
There is an annualized 0.25% fee applicable to Class 3 shares of Seasons Series Trust and SunAmerica Series Trust, Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Class 2 shares of Franklin Templeton Variable Insurance Products Trust, Class Service Shares of Goldman Sachs Variable Insurance Trust and Class 2 shares of Principal Variable Contracts
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Funds. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25
We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Optional Living Benefit Fees
The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
If your contract was issued prior to January 19, 2010, please see APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010 for specific fee information.
Optional SunAmerica Income Plus and SunAmerica Income Builder Living Benefit Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*
The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each “Benefit Quarter Anniversary,” we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. If the value of the VIX decreases or increases from the previous Benefit Quarter Anniversary, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. Please see APPENDIX B — FORMULA AND EXAMPLES OF CALCULATIONS OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE.
Optional MarketLock For Life Fee
Number of Covered Persons	Annual Fee Rate
One Covered Person	0.70%
Two Covered Persons	0.95%
The fee for MarketLock For Life will be calculated as a percentage of the Income Base and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon cancellation of this feature. You will be notified of any change in fee prior to the First and Subsequent Extensions. We guarantee that the current fee reflected above will not increase by more than 0.25% at the time of First Extension.
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Optional Combination HV & Roll-Up Death Benefit Fee
The annualized fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).
Maximum Anniversary Value Death Benefit Fee
If you elect the Maximum Anniversary Value death benefit, the fee is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Optional EstatePlus Fee
The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Premium Tax
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your contract value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company’s and its affiliates’ variable contracts, and the agents’ and registered representatives’ immediate family members; (3) trustees of mutual funds offered in the Company’s and its affiliates’ variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be 5% of the initial Purchase Payment.
Certain broker-dealers may limit crediting this additional amount to employees only.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based
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on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. Please see REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED above.
We provide a list of firms to whom we paid annual amounts greater than $15,000 under these revenue sharing arrangements in 2022 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your Separate Account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying Fund’s investment return. The dollar amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds’ net asset value and the amount of assets invested.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.
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Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFITs and DEATH BENEFITS above.
Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
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Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Base Contract Expense which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Please see OPTIONAL LIVING BENEFITS above for annuity income options available under the Living Benefits.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
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If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•
for life income options, your age when annuity income payments begin; and
•
the contract value attributable to the Variable Portfolios on the Annuity Date; and
•
the 3.5% assumed investment rate used in the annuity table for the contract; and
•
the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury
Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•
Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•
Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•
Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.
Employer-sponsored plans/arrangements include:
•
Tax-Sheltered Annuities (also referred to as 403(b) annuities)
•
Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•
Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided
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under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act was signed into law as part of larger appropriations legislation. Additionally, The SECURE 2.0 Act OF 2022 (“SECURE 2.0”) was passed on December 29, 2022. SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 73 if you were born January 1, 1951, or later.
○
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
○
Age 70 ½ if you were born before July 1, 1949.
○
the RMD eligible age is due to increase to age 75 after December 31, 2032.
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020;
•
elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event for terminal illnesses, and for eligible distributions for domestic abuse victims;
•
expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs; and
•
reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts. Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023, including, that effective for taxable years beginning after December 31, 2023, the minimum distribution requirements no longer apply to Roth Accounts for participants in qualified plans during their lifetime.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and IRA and may not be available with your annuity. You should consult with your financial professional or personal tax advisor if you are impacted by these changes.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.
Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•
after attaining age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than
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annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
under an immediate annuity contract;
•
when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI based on type of filer. Further information may be found on www.irs.gov. An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•
after attainment of age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
after you become terminally ill;
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•
payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
•
for payment of health insurance if you are unemployed and meet certain requirements;
•
distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
•
payments to certain individuals called up for active duty after September 11, 2001;
•
payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
•
amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•
distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
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Non-IRA contracts:
•
payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•
payments from a tax-qualified plan or section 403(b) plan made after you separate from service if you provided firefighting services and you (1) will be at least age 50 in the year of the separation or (2) have at least 25 years of service under the Plan (does not apply to IRAs); and
•
transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
a required minimum distribution,
(b)
a hardship withdrawal, or
(c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•
reaches age 59½;
•
severs employment with the employer;
•
dies;
•
birth or adoption of child (subject to limitations);
•
becomes disabled (as defined in the IRC); or
•
experiences a financial hardship (as defined in the IRC).*
*
In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply.Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
If you choose to delay your first distribution until the year after the year in which you reach the applicable RMD age or sever employment, as applicable, then you will be
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required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
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Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if you directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, you may be able to avoid withholding on a transfer into the Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•
a citizen or resident of the United States
•
a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•
any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY), is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.
Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•
the plan is not an unfunded deferred compensation plan; and
•
the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.
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Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas. Its home office is 2727-A Allen Parkway, Houston, Texas 77019-2191.
Contracts are issued by AGL in all states, except New York.
AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk
67

mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Variable Separate Account is a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Contracts issued on or prior to December 29, 2006 were issued with a guarantee (the “Guarantee”) by American Home Assurance Company (the “Guarantor”). Please see APPENDIX D for more information.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and Separate Account
The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see APPENDIX D for more information.
Instructions to Obtain Financial Statements
The financial statements of the Company, Separate Account and Guarantor, if applicable, are included in the Statement of Additional Information and available on the Company’s website at www.corebridgefinancial.com/ProductProspectuses and on SEC’s website at www.sec.gov. You may also request a free copy of the Statement of Additional Information by following the instructions on the back page or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
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We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of April 24, 2023, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, if your contract is covered by the
Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.
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Appendix A – Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds. See “Investment Requirements For Optional Living Benefits” in this Appendix.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Allocation VIP Fund – Class 2 Franklin Advisers, Inc.	0.82%*	-16.00%	2.57%	5.56%
	Franklin Income VIP Fund – Class 2 Franklin Advisers, Inc.	0.71%	-5.47%	4.30%	5.51%
	SA Allocation Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC	1.00%*	-15.50%	2.47%	4.29%
	SA Allocation Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.05%*	-17.51%	4.90%	7.29%
	SA Allocation Moderate Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.02%*	-16.74%	4.03%	6.03%
	SA Allocation Moderate Portfolio – Class 3 SunAmerica Asset Management, LLC	1.01%*	-16.28%	3.47%	5.33%
	SA American Funds Asset Allocation Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.82%*	-13.58%	5.06%	7.80%
	SA JPMorgan Diversified Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.96%	-16.14%	3.11%	6.53%
	SA MFS Total Return Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.96%	-9.90%	4.80%	6.98%
	SAM (“Strategic Asset Management”) Balanced Portfolio[2] – Class 2 Principal Global Investors, LLC	1.01%	-16.29%	3.62%	6.11%
	SAM (“Strategic Asset Management”) Conservative Balanced Portfolio[2] – Class 2 Principal Global Investors, LLC	1.00%	-14.69%	2.58%	4.57%
	SAM (“Strategic Asset Management”) Conservative Growth Portfolio[2] – Class 2 Principal Global Investors, LLC	1.03%	-17.97%	4.58%	7.55%
	SAM (“Strategic Asset Management”) Flexible Income Portfolio[2] – Class 2 Principal Global Investors, LLC	0.95%	-13.37%	1.78%	3.50%
Bond	Columbia VP - Income Opportunities Fund – Class 1 Columbia Management Investment Advisers, LLC	0.64%*	-10.01%	2.22%	3.63%
	SA American Century Inflation Protection Portfolio – Class 3 SunAmerica Asset Management, LLC American Century Investment Management, Inc.	0.89%	-11.14%	0.82%	0.45%
	SA DFA Ultra Short Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Dimensional Fund Advisors LP	0.76%	-1.86%	0.14%	-0.07%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Bond (continued)	SA Federated Hermes Corporate Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Federated Investment Management Company	0.80%	-14.50%	0.71%	2.32%
	SA Goldman Sachs Global Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Goldman Sachs Asset Management International	1.14%	-19.18%	-2.86%	-1.46%
	SA JPMorgan MFS Core Bond Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.78%*	-13.46%	0.05%	0.71%
	SA PineBridge High-Yield Bond Portfolio – Class 3 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.96%	-9.77%	2.44%	4.18%
	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.81%	-13.67%	-0.72%	0.31%
Cash	Goldman Sachs VIT Government Money Market Fund – Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	1.37%	0.99%	0.55%
Stock	Columbia VP - Large Cap Growth Fund – Class 1 Columbia Management Investment Advisers, LLC	0.70%*	-31.38%	9.21%	12.60%
	Equity Income Account[2] – Class 2 Principal Global Investors, LLC	0.73%	-10.72%	7.15%	10.43%
	Invesco V.I. American Franchise Fund – Series II Invesco Advisers, Inc.	1.11%	-31.30%	7.39%	11.35%
	Invesco V.I. Comstock Fund – Series II Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
	Invesco V.I. Growth and Income Fund – Series II Invesco Advisers, Inc.	1.00%	-6.00%	5.77%	9.88%
	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.94%	-9.43%	6.19%	9.80%
	SA AB Growth Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.88%	-28.78%	11.19%	14.80%
	SA AB Small & Mid Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.17%*	-15.97%	3.81%	9.06%
	SA American Funds Global Growth Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.94%*	-24.97%	6.77%	9.85%
	SA American Funds Growth Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.87%*	-30.09%	10.85%	13.34%
	SA American Funds Growth-Income Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.81%*	-16.74%	7.51%	11.22%
	SA Fidelity Institutional AM® Real Estate Portfolio – Class 3 SunAmerica Asset Management, LLC FIAM LLC	1.08%	-27.16%	3.23%	5.54%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.95%*	-1.60%	7.48%	10.96%
	SA Franklin Small Company Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.23%*	-10.68%	5.16%	8.63%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Stock (continued)	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.90%	-7.90%	8.63%	12.45%
	SA Invesco Growth Opportunities Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	1.05%	-35.61%	5.54%	9.08%
	SA Invesco Main Street Large Cap Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.98%*	-20.39%	6.78%	10.32%
	SA Janus Focused Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Janus Capital Management, LLC	1.04%*	-33.70%	9.20%	11.44%
	SA JPMorgan Emerging Markets Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.42%*	-25.66%	-3.29%	0.26%
	SA JPMorgan Equity-Income Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.82%	-2.07%	8.87%	11.74%
	SA JPMorgan Global Equities Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.07%	-16.02%	3.71%	7.29%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.04%*	-27.25%	9.51%	12.67%
	SA MFS Blue Chip Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.95%	-30.04%	7.90%	11.80%
	SA MFS Massachusetts Investors Trust Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.92%*	-16.52%	8.38%	11.24%
	SA Morgan Stanley International Equities Portfolio – Class 3 SunAmerica Asset Management, LLC Morgan Stanley Investment Management Inc.	1.11%*	-14.18%	0.52%	3.24%
	SA PIMCO RAE International Value Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.08%*	-8.41%	-2.14%	1.84%
	SA Putnam International Growth and Income Portfolio – Class 3 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.26%	-6.97%	1.72%	3.98%
	SA Wellington Capital Appreciation Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.99%	-36.48%	7.31%	12.47%
	SAM (“Strategic Asset Management”) Strategic Growth Portfolio[2] – Class 2 Principal Global Investors, LLC	1.04%	-18.98%	5.26%	8.47%
Volatility Control	SA VCP Dynamic Allocation Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.00%	-17.15%	2.82%	5.25%
	SA VCP Dynamic Strategy Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.03%	-14.53%	2.83%	5.19%

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

1
Capital Research and Management Company is the investment adviser of the master fund in which this Underlying Fund (Master-Feeder Fund) invests. Under a master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
2
Available for investment if you purchased your contract through Chase Investment Services Corporation (formerly known as WaMu Investments, Inc.).

INVESTMENT REQUIREMENTS FOR OPTIONAL LIVING BENEFITS
If you elected an optional Living Benefit, your contract is subject to investment requirements, as reflected below. Depending on the optional Living Benefit you elected, you may not be able to invest in certain investment options. If you did not elect any optional benefits, or if the only optional benefit you elected is a death benefit, your contract is not subject to investment requirements.
This section contains the investment requirements for the following optional Living Benefits that we are no longer offering to investors:
•
SunAmerica Income Plus, or SunAmerica Income Builder
•
MarketLock for Life
•
MarketLock Income Plus, MarketLock For Life Plus, or MarketLock For Life Plus +6% Option
•
MarketLock Income Plus, or MarketLock for Life Plus 7% Option
•
MarketLock For Life Plus +6% (Extensions), or MarketLock for Life Plus 7% (Extensions)
•
MarketLock Income Plus (First and Second Extensions for contracts issued between May 1, 2008 – May 3, 2009)
•
MarketLock Income Plus, MarketLock For Life Plus, or MarketLock for Life (First and Second Extensions)
Sunamerica INCOME PLUS
SunAmerica Income Builder
If you elected either the optional SunAmerica Income Plus Living Benefit with Flexible Allocation or the optional SunAmerica Income Builder Living Benefit with Flexible Allocation, the following investment requirements are applicable:
Flexible Allocation – Options 1-3
Option 1	10% Secure Value Account
90% in Allocation* 1, 2 or 3;
*Please see POLARIS PORTFOLIO
ALLOCATOR PROGRAM and 50%-50%
COMBINATION MODEL PROGRAM FOR
CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix
for the allocations for the formerly available
Polaris Portfolio Allocator Models.

Option 2	10% Secure Value Account
90% in one or more of the following
Variable Portfolios:
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy

Option 3	10% Secure Value Account	90% SA DFA Ultra Short Bond

Flexible Allocation – Build-Your-Own Option 4:
After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:
Investment Group	Flexible Allocation	Variable Portfolios and/or DCA Fixed Accounts
A. Bond, and DCA Fixed Accounts	Minimum 20% Maximum 90%
SA American Century Inflation
Protection
SA DFA Ultra Short Bond
SA Federated Hermes Corporate
Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and
Quality Bond
DCA Fixed Accounts*
DCA 6-Month
1-Year DCA
2-Year DCA
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Flexible Allocation	Variable Portfolios and/or DCA Fixed Accounts
B. Equity	Minimum 0% Maximum 70%
Columbia VP-Income
Opportunities Fund
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income
Fund
Lord Abbett Growth and Income
SA AB Growth
SA AB Small & Mid Cap Value
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset
Allocation
SA American Funds Global
Growth
SA American Funds Growth
SA American Funds
Growth-Income
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Invesco Main Street Large
Cap
SA Janus Focused Growth
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA Wellington Capital
Appreciation

C. Limited Equity	Minimum 0% Maximum 10%	Columbia VP-Large Cap Growth Fund SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
*
You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

MarketLock For Life
If you elected the optional MarketLock For Life Living Benefit, the following investment requirements are applicable:
1
Invest 100% in one of the three available Allocations*:
Allocation 1, Allocation 2 or Allocation 3
* Please see POLARIS PORTFOLIO ALLOCATOR
PROGRAM and 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix for the
allocations for the formerly available Polaris Portfolio
Allocator Models.

2
Invest 100% in one or combination of the following Variable
Portfolios:
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy

3	Invest 100% in the SA DFA Ultra Short Bond
4	In accordance with the requirements outlined in the table below:

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 30% Maximum 100%
SA American Century Inflation
Protection
SA DFA Ultra Short Bond
SA Federated Hermes Corporate
Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and
Quality Bond
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
2-Year DCA
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
B. Equity	Minimum 0% Maximum 70%
Columbia VP-Income
Opportunities Fund
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income
Fund
Lord Abbett Growth and Income
SA AB Growth
SA AB Small & Mid Cap Value
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset
Allocation
SA American Funds Global
Growth
SA American Funds Growth
SA American Funds
Growth-Income
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Invesco Main Street Large
Cap
SA Janus Focused Growth
SA JPMorgan Balanced
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA Wellington Capital
Appreciation

C. Limited Equity	Minimum 0% Maximum 10%	Columbia VP-Large Cap Growth Fund SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
*
You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

MarketLock Income Plus
MARKETLOCK for life PLUS
marketlock for life plus +6% option
If you elected either the optional MarketLock Income Plus (contracts issued on or after May 1, 2009) Living Benefit, the optional MarketLock For Life Plus (contracts issued on or after May 1, 2009) Living Benefit or the optional MarketLock For Life Plus +6% Option (contracts issued prior to May 1, 2009) Living Benefit, you must allocate your investment in one of four ways:
1	Invest 100% in the SA DFA Ultra Short Bond
2
Invest 100% in Allocation* 1, 2 or 3
*Please see POLARIS PORTFOLIO ALLOCATOR PROGRAM and
50%-50% COMBINATION MODEL PROGRAM FOR CONTRACTS
ISSUED PRIOR TO FEBRUARY 6, 2017 later in this Appendix
for the allocations for the formerly available Polaris Portfolio
Allocator Models.

3
Invest 100% in one or combination of the following Variable
Portfolios:
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SAM Balance

4	In accordance with the requirements outlined in the table below:

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 20%* Maximum 100% *(30%, for MarketLock Income Plus and MarketLock For Life Plus issued on or after 5/1/09)
SA American Century Inflation
Protection
SA DFA Ultra Short Bond
SA Federated Hermes Corporate
Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and
Quality Bond
DCA Fixed Accounts[1]
6-Month DCA
1-Year DCA
2-Year DCA (if available)
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
B. Equity	Minimum 0% Maximum 80%** **(70%, for MarketLock Income Plus and MarketLock For Life Plus issued on or after 5/1/09)
Columbia VP-Income
Opportunities Fund
Equity Income Account[2]
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income
Fund
Lord Abbett Growth and Income
SA AB Growth
SA AB Small & Mid Cap Value
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset
Allocation
SA American Funds Global
Growth
SA American Funds Growth
SA American Funds
Growth-Income
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Invesco Main Street Large
Cap
SA Janus Focused Growth
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA Wellington Capital
Appreciation
SAM Balanced[2]
SAM Conservative Balanced[2]
SAM Conservative Growth[2]
SAM Flexible Income[2]
SAM Strategic Growth[2]

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
C. Limited Equity	Minimum 0% Maximum 20%*** ***(10%, for MarketLock Income Plus and MarketLock For Life Plus issued on or after 5/1/09)	Columbia VP-Large Cap Growth Fund SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
1
You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.
2
Only available if you purchased your contract through Chase Investment Services Corporation (formerly WaMu Investments, Inc.).
MarketLock Income Plus
MARKETLOCK for life plus +7% Option
If you elected either the optional MarketLock Income Plus (contracts issued between May 1, 2008 and May 1, 2009) Living Benefit or the optional MarketLock For Life Plus +7% Option Living Benefit, you must allocate your investment in one of three ways:
1	Invest 100% in the SA DFA Ultra Short Bond
2
Invest 100% in one of the three available Allocations*:
Allocation 1, Allocation 2 or Allocation 3
*Please see POLARIS PORTFOLIO ALLOCATOR PROGRAM and
50%-50% COMBINATION MODEL PROGRAM FOR CONTRACTS
ISSUED PRIOR TO FEBRUARY 6, 2017 later in this Appendix
for the allocations for the formerly available Polaris Portfolio
Allocator Models.

3
Invest 100% in one or combination of the following Variable
Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy

MarketLock for life plus +6% and +7% extensionS
If your contract was issued between March 12, 2007 and May 1, 2009 and if you elected the optional MarketLock For Life Plus +6% Option Living Benefit, and have elected the first and second Extensions, you must allocate your assets in accordance with one of the following options:
Option 1
At least 50% in one or more of the following:
SA DFA Ultra Short Bond
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
Up to 50% in one or more of the following
Variable Portfolios:
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SAM Balanced[1]
[1] Only available for Polaris Choice III variable annuity and if you purchased your contract through Chase Investment
Services Corporation (formerly WaMu Investments, Inc.)

Option 2
25% in SA VCP Dynamic Allocation
25% in SA VCP Dynamic Strategy
50% in one of the following Allocations*:
Allocation 1, Allocation 2 or Allocation 3
* Please see POLARIS PORTFOLIO ALLOCATOR
PROGRAM and 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix for the
allocations for the formerly available Polaris Portfolio
Allocator Models.

Option 3	At least 50% in one or more of the following: SA DFA Ultra Short Bond SA VCP Dynamic Allocation SA VCP Dynamic Strategy Up to 50% in accordance with the requirements outlined in the table below:

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 10% Maximum 50%
SA American Century Inflation
Protection
SA Federated Hermes Corporate
Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and
Quality Bond
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
B. Equity Maximum	Minimum 0% Maximum 40%
Columbia VP-Income
Opportunities Fund
Equity Income Account[1]
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income
Fund
Lord Abbett Growth and Income
SA AB Growth
SA AB Small & Mid Cap Value
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset
Allocation
SA American Funds Global
Growth
SA American Funds Growth
SA American Funds
Growth-Income
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Invesco Main Street Large
Cap
SA Janus Focused Growth
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA Wellington Capital
Appreciation
SAM Balanced[1]
SAM Conservative Balanced[1]
SAM Conservative Growth[1]
SAM Flexible Income[1]
SAM Strategic Growth[1]

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
C. Limited Equity	Minimum 0% Maximum 10%	Columbia VP-Large Cap Growth Fund SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
1
Only available for Polaris Choice III variable annuity and if you purchased your contract through Chase Investment Services Corporation (formerly WaMu Investments, Inc.)

If your contract was issued between February 4, 2008 and May 3, 2009 and if you elected the optional MarketLock For Life Plus +7% Option Living Benefit, and have you elected the first and second Extensions, you must allocate your assets in accordance with one of the following options:
Option 1
At least 50% in one or more of the following:
SA DFA Ultra Short Bond
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
Up to 50% in one or more of the following
Variable Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SAM Balanced[1]
[1] Only available for Polaris Choice III variable annuity and if you purchased your contract through Chase Investment
Services Corporation (formerly WaMu Investments, Inc.)

Option 2
25% in SA VCP Dynamic Allocation
25% in SA VCP Dynamic Strategy
50% in one of the following Allocations*:
Allocation 1, Allocation 2 or Allocation 3
* Please see POLARIS PORTFOLIO ALLOCATOR
PROGRAM and 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix for the
allocations for the formerly available Polaris Portfolio
Allocator Models.

MarketLock income plus FIRST and second extensions
If your contract was issued between May 1, 2008 and May 3, 2009 and you elected the optional MarketLock Income Plus Living Benefit and if you elected first and second Extensions, your assets must remain allocated in accordance with one of the following options:
Option 1
At least 50% in one or more of the following:
SA DFA Ultra Short Bond
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
Up to 50% in one or more of the following:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return
SAM Balanced[1]
[1]Only available for Polaris Choice III variable annuity and if you purchased your contract through Chase Investment
Services Corporation (formerly WaMu Investments, Inc.)

Option 2
25% in SA VCP Dynamic Allocation
25% in SA VCP Dynamic Strategy
50% in one of the following Allocations*:
Allocation 1, Allocation 2 or Allocation 3
* Please see POLARIS PORTFOLIO ALLOCATOR
PROGRAM and 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix for the
allocations for the formerly available Polaris Portfolio
Allocator Models.

MarketLock income plus, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE extensionS
If you purchased a contract between May 4, 2009 and January 18, 2010 and you elected the optional MarketLock Income Plus or MarketLock For Life Plus Living Benefit or if you purchased a contract between May 4, 2009 and January 20, 2012 and you elected the optional MarketLock For Life Living Benefit and have elected the first and second Extensions, you must comply with investment requirements by allocating your investments in accordance with one of the four ways:
Option 1	Up to 100% in one or more of the following: SA VCP Dynamic Allocation SA VCP Dynamic Strategy SA DFA Ultra Short Bond
Option 2
At least 50% and up to 100% in one or more of the
following:
SA DFA Ultra Short Bond
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
Up to 50% in one or more of the following Variable
Portfolios:
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
SA JPMorgan Diversified Balanced
SA MFS Total Return

Option 3
25% SA VCP Dynamic Allocation and
25% SA VCP Dynamic Strategy and
50% in one of the following Allocations*:
Allocation 1, Allocation 2 or Allocation 3
*Please see POLARIS PORTFOLIO ALLOCATOR
PROGRAM and 50%-50% COMBINATION MODEL
PROGRAM FOR CONTRACTS ISSUED PRIOR TO
FEBRUARY 6, 2017 later in this Appendix for the
allocations for the formerly available Polaris Portfolio
Allocator Models.

Option 4
At least 50% and up to 100% in one or more of the
following:
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA DFA Ultra Short Bond
Up to 50% in accordance with the requirements outlined in
the table below:

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 15% Maximum 50%
SA American Century Inflation
Protection
SA Federated Hermes Corporate
Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and
Quality Bond
Fixed Accounts
1-Year Fixed (if available)

B. Equity Maximum	Minimum 0% Maximum 35%
Columbia VP-Income
Opportunities Fund
Columbia VP-Large Cap Growth
Fund
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund, Series II Shares
Invesco V.I. Comstock Fund,
Series II Shares
Invesco V.I. Growth and Income
Fund, Series II Shares
Lord Abbett Growth and Income
SA AB Growth
SA AB Small & Mid Cap Value
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset
Allocation
SA American Funds Global
Growth
SA American Funds Growth
SA American Funds
Growth-Income
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Invesco Main Street Large
Cap
SA Janus Focused Growth
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA Wellington Capital
Appreciation

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
C. Limited Equity	Minimum 0% Maximum 5%	SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
POLARIS PORTFOLIO ALLOCATOR PROGRAM AND 50%-50% COMBINATION MODEL PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017
Effective on February 6, 2017, the Polaris Allocator Program is no longer offered.
If you invested in a Polaris Portfolio Allocator Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.
Additionally, if you elected a living benefit which allowed Polaris Portfolio Allocator Models as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your living benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the table below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for living benefits which previously allowed Polaris Portfolio Allocator Models.

Allocations (effective February 6, 2017)
Variable Portfolios	Allocation 1	Allocation 2	Allocation 3	Allocation 4
Invesco V.I. Comstock Fund	5.00%	5.00%	6.00%	8.00%
Invesco V.I. Growth and Income Fund	6.00%	7.00%	8.00%	8.00%
SA AB Growth	3.00%	4.00%	4.00%	6.00%
SA AB Small & Mid Cap Value	1.00%	1.00%	1.00%	2.00%
SA American Century Inflation Protection	5.00%	3.00%	2.00%	0.00%
SA American Funds Global Growth	2.00%	3.00%	4.00%	6.00%
SA American Funds Growth-Income	0.00%	0.00%	1.00%	4.00%
SA DFA Ultra Short Bond	2.00%	1.00%	0.00%	0.00%
SA Federated Hermes Corporate Bond	10.00%	8.00%	7.00%	1.00%
SA Fidelity Institutional AM® Real Estate	0.00%	0.00%	0.00%	1.00%
SA Franklin BW U.S. Large Cap Value	4.00%	4.00%	4.00%	5.00%
SA Franklin Small Company Value	0.00%	2.00%	2.00%	1.00%
SA Franklin Systematic U.S. Large Cap Value	3.00%	3.00%	3.00%	5.00%
SA Goldman Sachs Global Bond	4.00%	4.00%	2.00%	2.00%
SA Invesco Main Street Large Cap	3.00%	4.00%	4.00%	6.00%
SA Janus Focused Growth	0.00%	1.00%	1.00%	2.00%
SA JPMorgan Emerging Markets	0.00%	1.00%	2.00%	2.00%
SA JPMorgan Equity-Income	6.00%	7.00%	8.00%	8.00%
SA JPMorgan MFS Core Bond	17.00%	13.00%	10.00%	5.00%
SA MFS Blue Chip Growth	2.00%	3.00%	4.00%	4.00%
SA MFS Massachusetts Investors Trust	6.00%	6.00%	7.00%	8.00%
SA Morgan Stanley International Equities	3.00%	3.00%	4.00%	5.00%
SA PIMCO RAE International Value	3.00%	3.00%	3.00%	4.00%
SA PineBridge High-Yield Bond	4.00%	3.00%	2.00%	0.00%
SA Wellington Capital Appreciation	3.00%	3.00%	4.00%	5.00%
SA Wellington Government and Quality Bond	8.00%	8.00%	7.00%	2.00%
Total	100%	100%	100%	100%
Effective on February 6, 2017, the Combination Model Program will no longer be offered.
If you invested in a Combination Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a 50%-50% Combination Model and you may no longer trade into any other Combination Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.

Appendix B – Formula and ExampleS of calculations of the
Sunamerica Income Plus and Sunamerica Income Builder Fee

The fee for SunAmerica Income Plus and SunAmerica Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*
The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated – 20)]
The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the value of the VIX increases or decreases, your fee rate will increase or decrease accordingly, subject to the maximums and minimums identified in the table above.
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Example
Assumptions:
•
SunAmerica Income Plus for one Covered Person was elected
•
The Value of the VIX are as displayed from the table below:
Benefit Quarter	Value of VIX	Calculated Formula Value*	Annual Fee Rate	Quarterly Fee Rate**
1st	24.82	N/A	1.10%	0.2750%
2nd	21.49	N/A	1.10%	0.2750%
3rd	24.16	N/A	1.10%	0.2750%
4th	19.44	N/A	1.10%	0.2750%
5th	16.88	0.94%	0.94%	0.2350%
*
The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase or decrease to determine the annual fee rate each quarter.
**
The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarter Fee Rates are calculated as follows:
In the 5th Benefit Quarter, the Value of the VIX decreases to 16.88. We calculate the Annual Fee Rate in the 5th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + [0.05% x (Value of VIX – 20)]
1.10% + [0.05% x (16.88 – 20)]
1.10% +[0.05% x (–3.12)]
1.10% + (–0.0016) = 0.94% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.10% – 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).
0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.
The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).
After the 5th Benefit Quarter, the assumed Average Value of the VIX are as displayed from the table below:
Benefit Quarter	Value of VIX	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate
6th	20.00	1.10%	1.10%	0.2750%
7th	25.57	1.38%	1.35%	0.3375%
8th	30.22	1.61%	1.60%	0.4000%
9th	26.02	1.40%	1.40%	0.3500%
10th	22.83	1.24%	1.24%	0.3100%
11th	19.88	1.09%	1.09%	0.2725%
12th	20.60	1.13%	1.13%	0.2825%
13th	14.44	0.82%	0.88%	0.2200%
14th	13.41	0.77%	0.77%	0.1925%
15th	9.11	0.56%	0.60%	0.1500%
16th	16.30	0.92%	0.85%	0.2125%
B-1

The Annual Fee Rates and Quarter Fee Rates are calculated as follows:
In the 7th Benefit Quarter, the Value of the VIX increases to 25.57. We calculate the Annual Fee Rate in the 7th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + [0.05% x (Value of VIX – 20)]
1.10% + [0.05% x (25.57 – 20)]
1.10% + [0.05% x (5.57)]
1.10% + (0.00278) = 1.38% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.38% – 1.10% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.
The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).
In the 13th Benefit Quarter, the Value of the VIX decreases to 14.44. We calculate the Annual Fee Rate in the 13th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Fee Rate + [0.05% x (Value of VIX – 20)]
1.10% + [0.05% x (14.44 – 20)]
1.10% + [0.05% x (–5.56)]
1.10% + (–0.00278) = 0.82% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.13% – 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.
Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% – 0.25%).
In the 15th Benefit Quarter, the Value of the VIX decreases to 9.11. We calculate the Annual Fee Rate in the 15th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Fee Rate + [0.05% x (Value of VIX – 20)]
1.10% + [0.05% x (9.11 – 20)]
1.10% + [0.05% x (–10.89)]
1.10% + (–0.005445) = 0.56% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).
Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.
After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Value of the VIX. If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.
B-2

Appendix C – State Contract Availability and/or Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico North Dakota
Administration Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Cancellation of Living Benefit	Amounts allocated to the Secure Value Account will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund or similar money market portfolio.	Washington
Death Benefits	The Combination HV & Roll-Up death benefit and the EstatePlus death benefit are not available.	Washington
Income Phase	You may switch to the Income Phase any time after your first contract anniversary.	Florida
MarketLock For Life	You may elect the current Maximum Annual Withdrawal Amount to be received monthly.	Oregon
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas
Penalty Free Withdrawal
Penalty Free Withdrawal amounts are calculated as of the greatest of:
(a)penalty-free earnings;
(b)interest earnings on amounts allocated to the Fixed Account Option that have not been previously withdrawn; or
(c)10% of the Total Invested Amount. You will receive the benefit of a penalty free withdrawal upon full surrender.
Washington
SunAmerica Income Plus, SunAmerica Income Builder, MarketLock For Life	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Systematic Withdrawal	Minimum withdrawal amount is $250 per withdrawal.	Oregon
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
Withdrawals	You receive the benefit of a penalty free withdrawal upon a full surrender.	Washington
C-1

Appendix D – The Guarantee for Contracts Issued Prior to December 29, 2006

GUARANTEE OF INSURANCE OBLIGATIONS
The Company’s insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the “Guarantee”) by American Home Assurance Company (“American Home” or “Guarantor”).
As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, Living Benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.
American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas, FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly-owned subsidiary of American International Group, Inc.
D-1

Appendix E – LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010

Table of Contents
MarketLock Income Plus and MarketLock For Life Plus	E-1
MarketLock Income Plus and MarketLock For Life Plus Fee	E-6
MarketLock and MarketLock For Two	E-10
MarketLock and MarketLock For Two Fee	E-11
Polaris Income Rewards	E-16
Polaris Income Rewards Fee	E-17
Capital Protector	E-19
Capital Protector Fee	E-19

We will not accept subsequent Purchase Payments on or after the 5th contract anniversary if you elected a Living Benefit.
MarketLock Income Plus and MarketLock for Life Plus
The MarketLock Income Plus and MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.
MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract’s performance, your withdrawal activity and your longevity.
MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as “Bonus”).
These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA’s or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract’s first five years are included in the Income Base (previously referred to as “Benefit Base”).
Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the penalty free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.
In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.
You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.
If you elected one Covered Person(1):
	Covered Person
	Minimum Age	Maximum Age(2)
One Owner	45	80
Joint Owners (based on the age of the older Owner)	45	80

If you elected two Covered Persons(1):
	Covered Person #1		Covered Person #2
	Minimum Age	Maximum Age(2)	Minimum Age	Maximum Age(2)
Non-Qualified: Joint Owners	45	80	45	85
Non-Qualified: One Owner with Spousal Beneficiary	45	80	45	N/A(3)
Qualified: One Owner with Spousal Beneficiary	45	80	45	N/A(3)
(1) If you elected MarketLock For Life Plus +6% Option and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.
(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.
(3) The age requirement is based solely on the single Owner for purposes of issuing the contract with the feature. The spousal beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
How do MarketLock Income Plus and MarketLock For Life Plus work?
MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)’ guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.
You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see “Can I extend the Income Base Evaluation Period and Income Credit Period?” below.
Is there an additional guarantee if I delay taking withdrawals?
Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.
If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year’s Eligible Purchase Payments (“Minimum Income Base”).
You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.
If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year’s Eligible Purchase Payments (Minimum Income Base”). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.
What determines the maximum amount of withdrawals I can withdraw each year?
The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.
One Covered Person — MarketLock Income Plus (contracts issued on or after 5/1/09)
If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
Prior to 65th birthday	4% of Income Base
On or after 65th birthday	5% of Income Base
Two Covered Persons — MarketLock Income Plus (contracts issued on or after 5/1/09)
If the feature is elected to cover two lives, the following is applicable:
Age of the Younger Covered Person or Surviving Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
Prior to 65th birthday	4% of Income Base
On or after 65th birthday	4.75% of Income Base
One or Two Covered Persons — MarketLock Income Plus (contracts issued between 5/1/08 and 4/30/09)
If there is One Covered person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age of the first withdrawal is based on the age of the younger of the Two Covered Persons.
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
Prior to 62nd birthday	4% of Income Base
On or after 62nd birthday	5% of Income Base

One Covered Person — MarketLock For Life Plus (contracts issued on or after 5/1/09)
If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
At least age 45 but prior to 65th birthday	4% of Income Base
At least age 65 but prior to 76th birthday	5% of Income Base
On or after 76th birthday	6% of Income Base
Two Covered Persons — MarketLock For Life Plus (contracts issued on or after 5/1/09)
If the feature is elected to cover two lives, the following is applicable:
Age of the Younger Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
At least age 45 but prior to 65th birthday	4% of Income Base
At least age 65 but prior to 76th birthday	4.75% of Income Base
On or after 76th birthday	5.75% of Income Base
One or Two Covered Persons — MarketLock For Life Plus (contracts issued between 7/30/07 and 4/30/09)
If there is One Covered person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age of the first withdrawal is based on the age of the younger of the Two Covered Persons.
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
Prior to the 60th birthday	4% of Income Base
At least age 60 but prior to the 76th birthday	5% of Income Base
On or after the 76th birthday	6% of Income Base
One or Two Covered Persons — MarketLock For Life Plus (contracts issued prior to 7/30/07)
If there is One Covered person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age of the first withdrawal is based on the age of the younger of the Two Covered Persons.
Age of the Covered Person at Time of First Withdrawal	Maximum Annual Withdrawal Percentage
Prior to the 65th birthday	4% of Income Base
At least age 65 but prior to the 76th birthday	5% of Income Base
On or after the 76th birthday	6% of Income Base
As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see “What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?” below.
Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?
Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined under Investment Requirement for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.
Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:
•
any transfer or reallocation you initiate; or
•
any withdrawal you initiate.
Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-Year Fixed Account, if available, resulting from your transfer (“Default Rebalancing Instructions”). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.
How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?
First, we determine the Eligible Purchase Payments, which include:
1.
100% of Purchase Payments received during the first contract year; and
2.
Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.
Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered Ineligible Purchase Payments. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.
Second, we consider the Income Credit Period and the Income Base Evaluation Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see “Can I extend the Income Base Evaluation Period and Income Credit Period?”below.
Third, we determine the Anniversary Value which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.
Fourth, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see “How can the Income Base and Income Credit Base be in increased?” and “What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?” below.
Fifth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see “How can the Income Base and Income Credit Base be increased?” below.
Sixth, we determine the Income Credit which varies by feature as outlined in the table below and is an amount equal to a percentage (“Income Credit Percentage”) of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.
Feature	Income Credit Percentage
MarketLock Income Plus (contracts issued on or after 5/1/09)	6% (reduced for withdrawals up to the Maximum Annual Withdrawal Amount)
MarketLock Income Plus (contracts issued between 5/1/08 and 4/30/09)	7% (reduced for withdrawals up to the Maximum Annual Withdrawal Amount)
MarketLock For Life Plus (contracts issued on or after 5/1/09)	6% (0% in years withdrawals are taken)
MarketLock For Life Plus +7% Option	7% (0% in years withdrawals are taken)
MarketLock For Life +6% Option	6% (0% in years withdrawals are taken)
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.
Finally, we determine the Excess Withdrawals which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.
Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:
(a)
is the cumulative Eligible Purchase Payments; and
(b)
is the current Income Base, increased by the Income Credit, if any; and
(c)
is all previous Anniversary Values during any Income Base Evaluation Period.
On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income
Credit Base and/or the Income Base could increase. The components used to determine this amount are:
(a)
the Income Base calculated based on the maximum Anniversary Value; and
(b)
the current Income Base plus the Income Credit.
If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.
Increases to your Income Base and Income Credit Base occur on Benefit Year anniversaries as described above. However, Eligible Purchase Payments can increase your Income Base and Income Credit Base at the time they are received. Your Income Base and Income Credit Base will not increase even if your contract value on days other than the days in which we consider the highest Anniversary Value was higher.
The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.
The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.
If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary provided no withdrawals are taken prior to that anniversary. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:
(a)
is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and
(b)
is the Minimum Income Base.
If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th

Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:
(a)
is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and
(b)
is the current Income Base plus the Income Credit, if applicable; and
(c)
is the Minimum Income Base.
On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:
(a)
is the Income Base calculated based on the maximum Anniversary Value; and
(b)
is the current Income Credit Base; and
(c)
is the Minimum Income Base.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.
Decreases in the Income Base
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?” below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.
What are the fees for MarketLock Income Plus and MarketLock For Life Plus?
The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:
Feature	Number of Covered Persons	Annualized Fee (calculated as a percentage of the Income Base)
MarketLock Income Plus (contracts issued on or after 5/1/09)	One Two	1.10% 1.35%
MarketLock Income Plus (contracts issued between 5/1/08 and 4/30/09)	One Two	0.95% 1.20%
MarketLock For Life Plus (contracts issued on or after 5/1/09)	One Two	0.95% 1.25%
MarketLock For Life Plus 7% Option	One Two	0.75% 1.00%
MarketLock For Life Plus 6% Option	One Two	0.65% 0.90%
The fee will be calculated as a percentage of the Income Base and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.
For contracts issued in Oregon, Texas and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.
An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.
If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.
Can I extend the Income Base Evaluation Period and Income Credit Period?
MarketLock Income Plus
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional

5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension (“First Extension and Second Extension”).
After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods (“Subsequent Extensions”).
If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years (“Reduced Evaluation Period”).
Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.
The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.
If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.
MarketLock For Life Plus
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.
If your contract was issued between May 1, 2008 and April 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.
Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.
The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.
If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.
If your contract was issued on or after May 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension (“First Extension”).
After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods (“Subsequent Extensions”).

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years (“Reduced Evaluation Period”).
Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.
The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.
If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.
What happens if the contract value is reduced to zero while my Living Benefit is still in effect?
All withdrawals from the contract, including withdrawals under these features, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.
However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under the feature and your contract along with the feature will terminate. An Income Credit is no longer available and the Living Benefit is terminated.
If the contract value is reduced to zero, the contract’s other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the feature may reduce the contract value to zero and eliminate any other benefits of the contract.
When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following:
1.
The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
What happens to MarketLock Income Plus and MarketLock For Life Plus upon a spousal continuation?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:
1.
Make a death claim if the contract value is greater than zero which terminates the feature and the contract; or
2.
Continue the contract if the contract value is greater than zero, without the feature and its corresponding fee.
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the feature and the contract; or
2.
Continue the contract with the feature and its corresponding fee.
The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.
If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period.
If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see “Is there an additional guarantee if I delay taking withdrawals?” above.
If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see “Is there an additional guarantee if I delay taking withdrawals?” above.
For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see “Can I extend the Income Base Evaluation Period and Income Credit Period?” above.
Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock Income Plus or MarketLock For Life Plus upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the feature.
What happens to MarketLock Income Plus and MarketLock For Life Plus upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:
1.
Annuitize the contract value under the contract’s annuity provisions; or
2.
Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
3.
Any option mutually agreeable between you and us.
If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS in the prospectus. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.
Can I elect to cancel the MarketLock Income Plus or MarketLock For Life Plus feature?
You may cancel your Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the feature after cancellation.
Are there circumstances under which MarketLock Income Plus and MarketLock For Life Plus will automatically terminate?
The feature automatically terminates upon the occurrence of one of the following:
1.
Annuitization of the contract; or
2.
Termination or full surrender of the contract; or
3.
A death benefit is paid and the contract is terminated; or
4.
Excess Withdrawals reduce the contract value to zero; or
5.
Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.
A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the feature. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the feature. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, MarketLock Income Plus and MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.
One of the two Covered Persons is removed from the contract, due to reasons other than death; or

2.
The original spousal joint Owners or spousal beneficiary, who is the Covered Person, is no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the feature based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under “Can I elect to cancel the MarketLock Income Plus or MarketLock For Life Plus feature?”
MarketLock and MarketLock for Two
MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA’s or tax-qualified plans.
Withdrawals under the features are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
MarketLock Summary Table:
Time of First Withdrawal	Maximum Annual Withdrawal Percentage* prior to any Extension	Initial Minimum Withdrawal Period prior to any Extension	Maximum Annual Withdrawal Percentage if Extension is Elected
Before 5th Benefit Year anniversary	5%	20 years	5%
On or after 5th Benefit Year anniversary	7%	14.28 years	7%
On or after 10th Benefit Year anniversary	10%	10 years	7%
On or after 20th Benefit Year anniversary	10%	10 years	10%
On or after the older contract Owner’s 65th birthday**	5%	Life of the older contract Owner	5%
*
For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions (“RMD”) from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, Maximum Anniversary Value (“MAV”) Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see “How are the components for MarketLock and MarketLock For Two Calculated?” below.
**
Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.
MarketLock For Two Summary Table:
Age of the Younger Spouse at Time of First Withdrawal	Maximum Annual Withdrawal Percentage*
At least age 55 but prior to 63rd birthday	4%
At least age 63 but prior to 76th birthday	5%
On or after 76th birthday	6%
*
If you are taking required minimum distributions (“RMD”) from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will not be considered RMD from this contract. Please see “What are the effects of withdrawals on MarketLock and MarketLock For Two?” below.
How are the components for MarketLock and MarketLock For Two calculated?
First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered Ineligible Purchase Payments. We will not accept subsequent Purchase Payments after the 2nd contract year. The calculation of Eligible Purchase Payments does not include any spousal Continuation Contributions, if applicable; however, spousal

Continuation Contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.
Second, we consider the MAV Evaluation Period, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.
Third, we determine the Anniversary Value which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.
Fourth, we determine the MAV Benefit Base. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year’s Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:
MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals.
MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse’s age when you take your first withdrawal.
If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.
Finally, for MarketLock only, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.
Can I extend the MAV Evaluation Period beyond 10 years?
Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older Owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. In order to extend the MAV Evaluation Period, you must contact us prior to the end of the current MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See “How are the Components of MarketLock and MarketLock For Two calculated?” above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.
If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.
What are the fees for MarketLock and MarketLock For Two?
MarketLock
The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.
For contracts issued in Washington, the entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.
An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.
If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume.
MarketLock For Two
The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.
An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.
For contracts issued in Washington, the fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.
What are the effects of withdrawals on MarketLock and MarketLock For Two?
MarketLock
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.
If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older
Owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older Owner’s 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under “How are the components for MarketLock and MarketLock For Two calculated?” above, based on when you took your first withdrawal and adjusted for withdrawals already taken.
Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:
MAV Benefit Base: Withdrawals reduce the MAV Benefit Base as follows:
(1)
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

(2)
Excess Withdrawals as described above reduce the MAV Benefit Base as follows:
If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:
(a)
is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;
(b)
is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.
Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.
Minimum Withdrawal Period: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.
The Amount Withdrawn in a Benefit Year	Effect on Minimum Withdrawal Period
Amounts up to the Maximum Annual Withdrawal Amount	New Minimum Withdrawal Period = the MAV Benefit Base (which includes a deduction for any previous withdrawals), divided by the current Maximum Annual Withdrawal Amount
Amounts in excess of the Maximum Annual Withdrawal Amount	New Minimum Withdrawal Period = the Minimum Withdrawal Period as of the prior contract anniversary minus one year
MarketLock For Two
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse’s lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:
MAV Benefit Base: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:
For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under “How are the components for MarketLock For Two Calculated?”). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.
What happens if my contract value is reduced to zero?
MarketLock
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract’s other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.
When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract Owner; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any option mutually agreeable between you and us.
MarketLock For Two
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if your contract value is reduced to zero due to an Excess Withdrawal, no Benefit remains.
The contract’s other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.
Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any option mutually agreeable between you and us.
If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.
What happens to MarketLock and MarketLock For Two upon a spousal continuation?
MarketLock
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older Owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older Owner’s life.
If the contract Owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (1) the original Owner did not previously extend the MAV Evaluation Period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered Eligible Purchase Payments. However, spousal continuation contributions are included in the calculation of Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.
MarketLock For Two
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.
If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see “Can I extend the MAV Evaluation Period beyond 10 years?” above.
Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?
Upon the death of the older contract Owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?
No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.
What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?
Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.
MarketLock
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:
1.
Annuitize the contract value under the contract’s annuity provisions; or
2.
If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or
3.
Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or
4.
Any option mutually agreeable between you and us.
MarketLock For Two
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:
1.
Annuitize the contract value under the contract’s annuity provisions; or
2.
Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or
3.
Any option mutually agreeable between you and us.
Can MarketLock and MarketLock For Two be cancelled?
MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.
Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?
MarketLock
MarketLock automatically terminates upon the occurrence of one of the following:
1.
The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or
2.
Annuitization of the contract; or
3.
Full surrender of the contract; or
4.
Death benefit is paid.
Lifetime withdrawals will not be available in the event of:
1.
An ownership change which results in a change of the older Owner;* or
2.
Withdrawals prior to the 65th birthday of the older Owner; or
3.
Death of the older Owner; or
4.
A Spousal Continuation (upon the death of the older Owner); or
5.
A withdrawal in excess of 5% of MAV Benefit Base.**
*
If a change of ownership occurs from a natural person to a non-natural entity, the original natural older Owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
**
If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.
MarketLock For Two
MarketLock For Two automatically terminates upon the occurrence of one of the following:
1.
Annuitization of the contract; or
2.
Full surrender of the contract; or
3.
A death benefit is paid and the contract is not continued by the spouse; or
4.
Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or
5.
Death of surviving original spouse; or

6.
A change in ownership that involves the original Owner(s) except as noted below and under “Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?”*
*
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?
Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:
1.
One of the two original Owners is removed from the contract; or
2.
The original spousal beneficiary is removed or replaced; or
3.
The original spousal joint Owner or spousal beneficiary is removed or replaced upon divorce; or
4.
The original spousal joint Owners or spousal beneficiary are no longer married at the time of death of the first spouse.
Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under “Can MarketLock and MarketLock For Two be cancelled?”
Polaris Income Rewards
Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the “Benefit”). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.
In order to determine the Benefit, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you chose. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.
Polaris Income Rewards Summary:
Option	Maximum Election Age	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Percentage***	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)
1	Age 80 or younger on the contract issue date	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years
2	Age 80 or younger on the contract issue date	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years
3	Age 70 or younger on the contract issue date	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years
*
If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.
**
If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.
***
For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.
How are the components for Polaris Income Rewards calculated?
First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.
Second, we determine the Withdrawal Benefit Base. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.
Third, we determine the Step-Up Amount, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.
Fourth, we determine the Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris

Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.
Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.
Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.
What is the fee for Polaris Income Rewards?
The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.
For contracts issued in Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.
The fee is as follows:
Contract Year	Annualized Fee
0-7 years	0.65%
8-10 years	0.45%
11+	None
What are the effects of withdrawals on Polaris Income Rewards?
Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:
Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
(1)
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or
(2)
If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:
(a)
is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;
(b)
is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.
Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.
After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:
(a)
is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

(b)
is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.
Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.
Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.
During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.
What happens if my contract value is reduced to zero with Polaris Income Rewards?
If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.
To receive your remaining Benefit, you may select one of the following options:
1.
The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or
2.
Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or
3.
Any option mutually agreeable between you and us.
If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.
What happens to Polaris Income Rewards upon a spousal continuation?
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.
Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?
If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.
Can Polaris Income Rewards be cancelled?
Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.
Additionally, the feature automatically terminates upon the occurrence of one of the following:
1.
The Stepped-Up Benefit Base is equal to zero; or
2.
Annuitization of the contract; or
3.
Full surrender of the contract; or
4.
Death benefit is paid; or
5.
Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.
What happens to Polaris Income Rewards upon the Latest Annuity Date?
If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.
Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, penalty free withdrawal amounts and all other benefits, features and conditions of your contract.
If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.
Capital Protector
Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment (“Benefit”) to your contract in the event that your contract value on the 10th contract anniversary (“Benefit Date”) is less than the Purchase Payments made in the contract’s first 90 days.
Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.
The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.
Your Benefit Base is equal to (a) minus (b) where:
(a)
is the Purchase Payments received on or after the contract issue date in the contract’s first 90 days, and;
(b)
is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.
Spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.
The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The entire fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.
For contracts issued in Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter through the first 10 full contract years.
The fee is as follows:
Contract Year	Annualized Fee
0-5	0.65%
6-10	0.45%
11+	none
For contracts issued in Oregon and Washington, the fee is as follows:
Contract Year	Annualized Fee
0-7	0.65%
8-10	0.30%
11+	none
If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.
Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.
Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.
We will allocate the Benefit, if any, on the Benefit Date to the SA DFA Ultra Short Bond Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

Appendix F – MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS PURCHASED PRIOR TO MAY 3, 2009

The information below is important to you if you purchased a contract between May 1, 2008 and May 3, 2009 and you elected the MarketLock Income Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the “Extension”) for an additional five years. If you elected the initial first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary, provided the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of Extension. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension.
If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you did not elect the initial first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extension in the future.
As with all important financial decisions, we recommend that you discuss this with your financial representative.
For information on the MarketLock Income Plus living benefit you elected at the time of purchase, please see the APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010.
How do I elect the second Extension?
If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts purchased between May 1, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.
What is the fee if I elect the second Extension?
If you elect the second Extension, the fee for the living benefit which is calculated as a percentage of the Income Base and deducted quarterly will be increased by 0.15% as follows:
Number of Covered Persons	Current Annualized Fee After First Extension	Annualized Fee After Second Extension
One	1.20%	1.35%
Two	1.45%	1.60%
What are the investment requirements if I elect the second Extension?
If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the options under Investment Requirement for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.
F-1

Appendix G – Death Benefits following Spousal Continuation

Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2010, please see Appendix H for a description of the death benefit calculations and death benefit calculations following a Spousal Continuation for your contract.
We will not accept subsequent Purchase Payments on or after the 5th contract anniversary if you have elected a Living Benefit.
The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a Living Benefit had been elected, in describing the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse’s 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing
Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.
A.
Standard and Maximum Anniversary Value Death Benefit Payable Upon Continuing Spouse’s Death:
The following describes the standard death benefit and the optional Maximum Anniversary Value death benefit without election of a Living Benefit:
Death Benefit Payable upon Continuing Spouse’s Death:
1.
Standard Death Benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
2.
Optional Maximum Anniversary Value Death Benefit
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Net Purchase Payments; or
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the

Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
The following describes the standard death benefit and the optional Maximum Anniversary Value death benefit with election of a Living Benefit:
1.
Standard Death Benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.
Contract value; or
b.
Continuation Purchase Payments reduced by:
(i)
any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.
2.
Optional Maximum Anniversary Value Death Benefit
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value; or
b.
Continuation Purchase Payments reduced by:
(i)
any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
c.
Maximum anniversary value on any contract anniversary that occurred after the Continuation
Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:
(i)
any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
(ii)
any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.
Combination HV & Roll-Up Death Benefit Payable Upon Continuing Spouse’s Death:
If the original Owner elected the optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:
1.
Contract value; or
2.
Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.
3.
Continuation Net Purchase Payments received prior to the Continuing Spouse’s 80th birthday accumulated at 5% through the earliest of:
(a)
15 years after the contract date; or
(b)
The day before the Continuing Spouse’s 80th birthday; or

(c)
The Continuing Spouse’s date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.
If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.
If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.
C. The EstatePlus Benefit Payable upon Continuing Spouse’s Death:
The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.
If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the “EstatePlus Percentage”), subject to a maximum dollar amount (the “Maximum EstatePlus Percentage”), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value option.
On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
Years 0-4	25% of Earnings	40% of Continuation Net Purchase Payments*
Years 5-9	40% of Earnings	65% of Continuation Net Purchase Payments*
Years 10+	50% of Earnings	75% of Continuation Net Purchase Payments*
On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:
Contract Year of Death	EstatePlus Percentage	Maximum EstatePlus Benefit
All Contract Years	25% of Earnings	40% of Continuation Net Purchase Payments*
*
Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.
What is the Contract Year of Death?
Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse’s date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.
What is the EstatePlus benefit?
We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse’s death. For the purpose of this calculation, earnings equals (1) minus (2) where
(1)
equals the contract value on the Continuing Spouse’s date of death;
(2)
equals the Continuation Net Purchase Payment(s).
What is the Maximum EstatePlus amount?
The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.
We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

Appendix H – Death Benefits and Spousal Continuation Death Benefits for
Contracts Issued Prior to May 1, 2010

If you elected the optional Combination HV & Roll-Up death benefit or the optional Maximum Anniversary Value death benefit after May 1, 2009, please see Optional Combination HV & Roll-Up Death Benefit or Optional Maximum Anniversary Death Value Benefit in the prospectus for details. If original Owner of the contract elected the optional Combination HV & Roll-Up death benefit or the optional Maximum Anniversary Value death benefit after May 1, 2009, please see Optional Combination HV & Roll-Up Death Benefit or Optional Maximum Anniversary Value Death Benefit in APPENDIX G — DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION in the prospectus for details.
If you elected the optional EstatePlus death benefit prior to May 1, 2009, please see Optional EstatePlus Benefit in the prospectus for details. If original Owner of the contract elected the optional EstatePlus death benefit prior to May 1, 2009, please see Optional EstatePlus Death Benefit in APPENDIX G — DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION in the prospectus for details.
For contracts issued in Washington prior to May 1, 2010, the standard death benefit is only available to contract Owners or Continuing Spouses who are age 82 and younger.
Death Benefit Defined Terms
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
The following is the description of the Standard Death Benefit for contracts issued between May 1, 2009 and April 30, 2010.
Standard death benefit without election of a Living Benefit:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
Net Purchase Payments
If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Net Purchase Payments; or
b.
125% of contract value.
Standard death benefit with election of a Living Benefit:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
Purchase Payments reduced by any Withdrawal Adjustment.
If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Net Purchase Payments; or
b.
125% of contract value.
The following is a description of the Standard Death Benefit Following Spousal Continuation for contracts issued between May 1, 2009 and April 30, 2010.
Standard death benefit payable upon a Continuing Spouse’s death without election of a Living Benefit:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:
1.
Contract value; or
2.
Continuation Net Purchase Payments
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Continuation Net Purchase Payments; or
b.
125% of contract value.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
Standard death benefit payable upon a Continuing Spouse’s death with election of a Living Benefit:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:
1.
Contract value; or
2.
Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Continuation Net Purchase Payments; or
b.
125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
The following is a description of the Death Benefits for contracts issued prior to May 1, 2009.
Standard Death Benefit
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
Net Purchase Payments.
If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Net Purchase Payments; or
b.
125% of Contract value.
Optional Enhanced Death Benefits
If you elected the Purchase Payment Accumulation or the Maximum Anniversary Value death benefit option, the fee is 0.25% of the average daily net asset value allocated to the Variable Portfolios.
Purchase Payment Accumulation Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or
3.
Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary.
Purchase Payment Accumulation was not available in Washington.
Maximum Anniversary Value Option
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.
If you purchased your contract prior to May 1, 2007, under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.
The following is a description of the Death Benefits Following Spousal Continuation for contracts issued prior to May 1, 2009.
Standard Death Benefit Payable Upon Continuing Spouse’s Death:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
Continuation Net Purchase Payments.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
The lesser of:
a.
Continuation Net Purchase Payments; or
b.
125% of the contract value.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.
Purchase Payment Accumulation Option Payable Upon Continuing Spouse’s Death
If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:
1.
Contract value; or
2.
Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse’s 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received after the Continuing Spouse’s 75th birthday; or
3.
Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:
1.
Contract value; or
2.
Continuation Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse’s 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received since that anniversary date.
If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Purchase Payment Accumulation will no longer be deducted as of the Continuation Date.
Purchase Payment Accumulation was not available in Washington.
Maximum Anniversary Value Option Payable Upon Continuing Spouse’s Death
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
1.
Contract value; or
2.
Continuation Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse’s 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.
If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.
If the contract was issued prior to May 1, 2007, and the Continuing Spouse is age 86 and older on the Continuation Date or age 90 and older at death, the death benefit is equal to the contract value.

Appendix I – Death benefits Examples

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the death benefit.
The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 3 below assume election of Standard Death Benefit without a living benefit.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Standard Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Net Purchase Payments	Standard Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
Year 1	$60,000	$165,000	$160,000	$165,000
1st Anniversary	–	$155,000	$160,000	$160,000
Year 2	$90,000	$245,000	$250,000	$250,000
2nd Anniversary	–	$260,000	$250,000	$260,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is being calculated.
•
The Net Purchase Payments is recalculated at the time each subsequent Purchase Payment is received.
Example 3: Impact of withdrawals on Net Purchase Payments
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
•
A withdrawal of $23,000 was taken in the fourth Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Contract Value After Withdrawal	Net Purchase Payments	Standard Death Benefit
Year 3	$300,000	$15,000	$285,000	$237,500	$285,000
3rd Anniversary	$265,000	–	$265,000	$237,500	$265,000
Year 4	$230,000	$23,000	$207,000	$213,750	$213,750
4th Anniversary	$220,000	–	$220,000	$213,750	$220,000
•
The Net Purchase Payments reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced NPP was $237,500 [$250,000 × (1 – 5.0%)]. The standard death benefit was $285,000.

○
In year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced NPP was $213,750 [$237,500 × (1 – 10.0%)]. The standard death benefit was $213,750.
Note:  In year 3 the reduction proportion of 5.0% has less impact to the Net Purchase Payments because Contract Value was greater than NPP: The $15,000 withdrawal reduced NPP by $12,500. Compared to year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the NPP: The $23,000 withdrawal reduced NPP by $23,750.
Examples 4 through 6 below assume election of Maximum Anniversary Value Death Benefit and optional Estate Plus without a living benefit on or after May 1, 2009.
Example 4: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Maximum Anniversary Value Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 5: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 4 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit	Estate Plus
Issue Date	$100,000	$100,000	–	$100,000	–	$100,000	$0
Year 1	$60,000	$165,000	–	$160,000	–	$165,000	$1,250
1st Anniversary	–	$155,000	$155,000	$160,000	$155,000	$160,000	$0
Year 2	$90,000	$245,000	–	$250,000	$245,000	$250,000	$0
2nd Anniversary	–	$260,000	$260,000	$250,000	$260,000	$260,000	$2,500
The values of the death benefit are impacted by adding subsequent Purchase Payments and locking in the higher Anniversary Values as follows:
•
The Net Purchase Payments and Maximum Anniversary Value (“MAV”) Death Benefit are recalculated at the time each subsequent Purchase Payment is received.
○
In year 1, the $60,000 subsequent Purchase Payment increased NPP, however the Contract Value was greater; the MAV death benefit was $165,000.
○
At 1st anniversary, the MAV is set to the Anniversary Value of $155,000; the NPP was $160,000; the MAV death benefit was $160,000.
•
The Maximum Anniversary Value is increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Maximum Anniversary Value.
○
In year 2, the $90,000 subsequent Purchase Payment increased NPP to $250,000 and MAV to $245,000; the MAV death benefit was $250,000.
○
At 2nd anniversary, the MAV is set to the Anniversary Value of $260,000; the NPP was $250,000; the MAV death benefit was $260,000.
•
Estate Plus would provide an Earnings Enhancement when Contact Value is greater than the Net Purchase Payments. If death were to occur at any of the following the Earnings Enhancement would be:
○
Year 1: $1,250 [($165,000 – $160,000) × 25%]

○
1st Anniversary: $0 [Contract Value ($155,000) is less than NPP ($160,000)]
○
Year 2: $0 [Contract Value ($245,000) is less than NPP ($250,000)]
○
2nd Anniversary: $2,500 [($260,000 – $250,000) × 25%]
Example 6: Impact of withdrawals on Net Purchase Payments and Maximum Anniversary Value
The values shown below are based on the assumptions stated in Examples 4 and 5 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
•
A withdrawal of $23,000 was taken in the fourth Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit	Estate Plus
2nd Anniversary	$260,000	–	$260,000	$250,000	$260,000	$260,000	$2,500
Year 3	$300,000	$15,000	–	$237,500	$247,000	$285,000	$11,875
3rd Anniversary	$265,000	–	$265,000	$237,500	$265,000	$265,000	$6,875
Year 4	$230,000	$23,000	–	$213,750	$238,500	$238,500	$0
4th Anniversary	$220,000	–	$220,000	$213,750	$238,500	$238,500	$1,563
•
The Net Purchase Payments and Maximum Anniversary Value are reduced in the same proportion by which the Contract Value is reduced by the withdrawal amount.
○
In year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced NPP was $237,500 [$250,000 × (1 – 5.0%)]; the reduced Maximum Anniversary Value was $247,000 [$260,000 × (1 – 5.0%)]; the MAV death benefit was $285,000 ($300,000 – $15,000).
○
In year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced NPP was $213,750 [$237,500 × (1 – 10.0%)]; the reduced Maximum Anniversary Value was $238,500 [$265,000 × (1 – 10.0%)]; the MAV death benefit was $238,500.
Note:  In year 3 the reduction proportion of 5.0% has less impact to the Maximum Anniversary Value because Contract Value was greater than MAV: The $15,000 withdrawal reduced Maximum Anniversary Value by $13,000. Compared to year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the MAV: The $23,000 withdrawal reduced MAV by $26,500.
•
Estate Plus would provide an Earnings Enhancement when Contact Value is greater than the Net Purchase Payments. If death were to occur at any of the following points the Earnings Enhancement would be:
○
Year 3: $11,875 [($285,000 – $237,500) × 25%]
○
3rd Anniversary: $6,875 [($265,000 – $237,500) × 25%]
○
Year 4: $0 [Contract Value ($207,000) is less than NPP ($213,750)]
○
4th Anniversary: $1,563 [($220,000 – $213,750) × 25%]
Examples 7 through 9 below assume election of Combination HV and Roll-Up Death Benefit
Example 7: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 8: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 7 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.

•
Subsequent Purchase Payment invested in the second Contract Year = $90,000.
•
No withdrawals taken in the first 2 Contract Years.
Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Net Purchase Payments @5%	Maximum Anniversary Value	Death Benefit
Issue Date	$100,000	$100,000	–	$100,000	–	$100,000
Year 1 - Day 100	$60,000	$165,000	–	$161,346	–	$165,000
1st Anniversary	–	$155,000	$155,000	$167,163	$155,000	$167,163
Year 2 - Day 200	$90,000	$245,000	–	$261,693	$245,000	$261,693
2nd Anniversary	–	$260,000	$260,000	$267,529	$260,000	$267,529
The values of the death benefit are impacted by adding subsequent Purchase Payments and locking in the higher Anniversary Values as follows:
•
In year 1 – day 100, Net Purchase Payments increased by 5% for 100 days before adding the Subsequent Purchase Payment to $161,346 {$100,000 × [(1 + 5%)^(100/365)] + $60,000}, however Contract Value was greater; therefore, the death benefit was $165,000.
•
At 1st anniversary, Maximum Anniversary Value locked in at the Anniversary Value at $155,000; the Net Purchase Payments increased by 5% for another 265 days to $167,163 {$161,346 × [(1+5%)^(265/365)]}; the death benefit was $167,163.
•
In year 2 – day 200, Maximum Anniversary Value increased to $245,000 ($155,000 + $90,000); the Net Purchase Payments increased by 5% for 200 days before adding the Subsequent Purchase Payment to $261,693 {$167,163 × [(1+5%)^(200/365)] + $90,000}; the death benefit was $261,693
•
At 2nd anniversary, Maximum Anniversary Value locked in at the Anniversary Value at $260,000; the Net Purchase Payments increased by 5% for another 165 days to $267,529 {$261,693 × [(1+5%)^(165/365)]}; the death benefit was $267,529.
Example 9: Impact of withdrawals on Combination HV and Roll-Up Death Benefit
The values shown below are based on the assumptions stated in Examples 7 and 8 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.
•
A withdrawal of $23,000 was taken in the fourth Contract Year.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments @5%	Maximum Anniversary Value	Death Benefit
Year 3 – Day 130	$300,000	$15,000	–	$258,607	$247,000	$285,000
3rd Anniversary	$265,000	–	$265,000	$266,860	$265,000	$266,860
Year 4 – Day 50	$230,000	$23,000	–	$241,785	$238,500	$241,785
4th Anniversary	$220,000	–	$220,000	$252,183	$238,500	$252,183
•
The death benefit values reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 3 – day 130, the reduction proportion was 5.0% ($15,000/$300,000); the Maximum Anniversary Value reduced to $247,000 [$260,000 × (1 – 5.0%)]; the reduced Net Purchase Payments increased by 5% for 130 days before the withdrawal to $258,607 {$267,529 × {(1 + 5%)^(130/365)} × (1 – 5.0%)}, however the Contract Value was greater; therefore, the death benefit was $285,000 ($300,000-$15,000).
○
At 3rd anniversary, Maximum Anniversary Value locked in at $265,000; the Net Purchase Payments increased by 5% for another 235 days to $266,860 {$258,607 × [(1 + 5%)^(235/365)]; the death benefit was $266,860.
○
In year 4 – day 50, the reduction proportion was 10.0% ($23,000/$230,000); the Maximum Anniversary Value reduced to $238,500 [$265,000 × (1 – 10.0%)]; the Net Purchase Payments increased by 5% for 50 days before the withdrawal to $241,785 {$266,860 × [(1+5%)^(50/365)] × (1 – 10.0%)}; the death benefit was $241,785.
○
At 4th anniversary, Maximum Anniversary Value remained at $238,500; the Net Purchase Payments increased by 5% for another 315 days to $252,183 {$241,785 × [(1 + 5%)^(315/365)]}; the death benefit was $252,183.

Appendix J – MarketLock income plus, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE extension Parameters

The information below is important to you if you purchased a contract between May 4, 2009 and January 18, 2010 and you elected the MarketLock Income Plus or MarketLock For Life Plus Living Benefit or if you purchased a contract between May 4, 2009 and January 20, 2012 and you elected the MarketLock For Life Living Benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the “Extension”) depending on which MarketLock feature you elected at the time of purchase:
MarketLock Feature	Contract Purchase Dates
MarketLock Income Plus	May 4, 2009 – January 18, 2010
MarketLock For Life Plus	May 4, 2009 – January 18, 2010
MarketLock For Life	May 4, 2009 – January 20, 2012
In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.
If you do not wish to elect the Extension, no further action is required by you. Your Living Benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.
As a reminder, you also have the option to cancel your Living Benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your Living Benefit, you will no longer receive the guarantees of the Living Benefit and you will no longer be charged the fee.
As with all important financial decisions, we recommend that you discuss this with your financial representative.
For information on the MarketLock Feature you elected at purchase, please see APPENDIX E — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010.
How do I elect the Extension?
To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus Living Benefit, both the Income Base Evaluation Period and the Income Credit
Period may be extended for an additional 5 year period. If you elected the MarketLock For Life Living Benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.
What is the fee if I elect the Extension?
If you elect MarketLock Income Plus Extension, the fee for the Living Benefit will be increased by 0.10% as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	1.10%	1.20%
Two	1.35%	1.45%
If you elect MarketLock For Life Plus Extension, the fee for the Living Benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.95%	1.20%
Two	1.25%	1.45%
If you elect MarketLock For Life Extension, the fee for the Living Benefit will be increased by 0.25% as follows:
Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.70%	0.95%
Two	0.95%	1.20%
What are the investment requirements if I elect the Extension?
The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock Income Plus, MarketLock For Life Plus or MarketLock For Life living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the options under Investment Requirement for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE
UNDER THE CONTRACT.
J-1

Appendix K – OPTIONAL LIVING benefits examples

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the Capital Protector Living Benefit, and how the final benefit is determined. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Contract Value	Purchase Payment Invested	Contract Value	Benefit Base
Issue Date	$0	$100,000	$100,000	$10,000
Benefit Base is the initial Purchase Payment = $100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first 90 days = $50,000.
•
No withdrawals taken in the first Contract Year.
Values as of	Assumed Contract Value	Purchase Payment Invested	Contract Value	Benefit Base
Contract Date	$0	$100,000	$100,000	$100,000
Year 1 – Day 80	$105,000	$50,000	$155,000	$150,000
1st Anniversary	$160,000	–	$160,000	$150,000
The subsequent Purchase Payments made in the 1st 90 days increase the Benefit Base.
Example 3: Impact of withdrawals on Benefit Base
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $17,000 was taken in the third Contract Year
Value as of	Assumed Contract Value	Withdrawal Taken	Contract Value	Benefit Base
2nd Anniversary	$168,000	—	$168,000	$150,000
Year 3 – Day 100	$170,000	$17,000	$153,000	$135,000
3rd Anniversary	$144,000	—	$144,000	$135,000
•
Benefit Base reduced in the same proportion by which the contract value is reduced by withdrawal amount.
○
In year 3 – day 100, the reduction proportion was 10% ($17,000/$170,000); the reduced Benefit Base was $135,000 ($150,000 x (1-10%)).
K-1

Example 4: Benefit Date evaluation
The values shown below are based on the assumptions stated in Example 3 above, in addition to the following:
•
No withdrawals or subsequent Purchase Payments are made
Values as of	Assumed Contract Value	Benefit Base	Contract Value
4th Anniversary	$178,000	$135,000	—
5th Anniversary	$190,000	$135,000	—
6th Anniversary	$150,000	$135,000	—
7th Anniversary	$146,000	$135,000	—
8th Anniversary	$130,000	$135,000	—
9th Anniversary	$120,000	$135,000	—
10th Anniversary	$110,000	$135,000	$135,000
•
At the Benefit Date of the 10th contract anniversary, a comparison is performed between the Contract Value and the Benefit Base. The Benefit Base of $135,000 is greater than the Contract Value of $110,000. So, the difference of $25,000 is added to the Contract Value as earnings. The Contract Value through the Capital Protector feature evaluation increases to $135,000.
•
This ends the Capital Protector Living Benefit feature.
K-2

The Statement of Additional Information (SAI) contains additional information about the contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570
•
Calling: (855) 421-2692
•
Visiting: www.corebridgefinancial.com/ProductProspectuses
You may also obtain other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000124746, C000124754

STATEMENT OF ADDITIONAL INFORMATION
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE SEPARATE ACCOUNT
POLARIS CHOICE II AND POLARIS CHOICE III VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2023, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (855) 421-2692, visiting www.corebridgefinancial.com/ProductProspectuses, or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
May 1, 2023

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. The Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. AIG is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company’s alone. AIG has announced its intention to sell all of its interest in Corebridge over time. On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock. Upon completion of the separation of Corebridge from AIG, AGL will continue to be an indirect, wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG.
On December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”), American General Assurance Company (“AGAC”), American General Life and Accident Insurance Company (“AGLA”), American General Life Insurance Company of Delaware (“AGLD”), SunAmerica Life Insurance Company (“SALIC”) and Western National Life Insurance Company, (“WNL”), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company (“Merger”). Prior to this date, the Polaris Choice II and Polaris Choice III contracts were issued by SunAmerica Annuity in all states except New York.
Variable Separate Account (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).
American Home Assurance Company
All references in this SAI to American Home Assurance Company (“American Home”) apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas, FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect majority owned subsidiary of American International Group, Inc. (“American International Group”).
Custodian
The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Master-Feeder Structure
The following underlying funds currently do not buy individual securities directly: SA American Funds Global Growth Portfolio, SA American Funds Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio, and SA American Funds VCP Managed Allocation Portfolio (the “Feeder Funds”). Instead, each Feeder Fund invests all of its investment assets in a corresponding “Master Fund” of American Funds Insurance Series®, managed by Capital Research and Management Company (“Capital Research”).
Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC (“SAAMCo”) does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds’ other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a “feeder fund” investing in a Master Fund.
SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a “feeder fund,” SAAMCo will serve as investment manager for the Feeder Fund.
The terms “Feeder Fund” and “Master Fund” as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:
•
Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo’s advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and
•
Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.
Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.
The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51
The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Taxes
General
Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution (or deemed distribution) or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase

Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer-sponsored retirement plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should consult a tax advisor for advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation.  Additionally, The SECURE 2.0 Act of 2022 “SECURE 2.0” was passed on December 29, 2022, SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 73 if you were born January 1, 1951 or later.
○
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
○
Age 70 ½ if you were born before July 1, 1949.
○
The RMD eligible age is due to increase to age 75 after December 31, 2032.
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•
elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event, for terminal illnesses, and for eligible distributions for domestic abuse victims;
•
expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs;
and,
•
reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.

The foregoing is not an exhaustive list.  The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts. Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023, including, that effective for taxable years beginning after December 31, 2023, the minimum distribution requirements no longer apply to ROTH Accounts for participants in qualified plans during their lifetime.
Some provisions in the SECURE Act and SECURE 2.0 are subject to the terms of an employer’s retirement plan or the IRA. You should consult with your financial professional or personal tax advisor if you are impacted by these changes.
Tax Treatment of Distributions – Non-Qualified Contracts
If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•
after attaining age 59½;
•
when paid to your beneficiary after you die;
•
after you become disabled (as defined in the Code);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
under an immediate annuity contract;
•
which are attributable to Purchase Payments made prior to August 14, 1982.
On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income (“MAGI”) ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
Tax Treatment of Distributions – Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59½, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:
•
after attainment of age 59½;
•
when paid to your beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
after you become terminally ill;
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•
payments from a tax-qualified plan or section 403(b) plan made after you separate from service if you provided firefighting services and you (1) will be at least age 50 in the year of the separation or (2) have at least 25 years of service under the Plan;
•
dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•
payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
•
payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);
•
for payment of health insurance if you are unemployed and meet certain requirements;
•
distributions from IRAs for certain higher education expenses;
•
distributions from IRAs for first home purchases;
•
amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;
•
payments to certain reservists called up for active duty after September 11, 2001; or
•
payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers;
•
distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or “transferred to another eligible plan in a direct trustee-to-trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant’s death, the participant’s surviving spouse, or (3) in the case of a domestic relations order, the participant’s spouse or ex-spouse may roll over a distribution into a plan of the participant’s own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct “trustee-to-trustee” transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a single individual with no adjustments.
The Small Business Jobs Act of 2010 subsequently added the ability for “in-Plan” rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 (“ATRA”) expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.
Diversification – Separate Account Investments
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
Non-Natural Owners
Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
Multiple Contracts
The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.
Tax Treatment of Assignments of Qualified Contracts
Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
Tax Treatment of Gifting, Assigning or Transferring Ownership of a Non-Qualified Contract
Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payments not previously withdrawn.
The new Contract owner’s Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.
Foreign Account Tax Compliance (“FATCA”)
A Contract Owner who is not a “United States person” which is defined under the Internal Revenue Code section to mean:
•
a citizen or resident of the United States
•
a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•
any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY) is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
Other Withholding Tax
A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Federal Withdrawal Restrictions from Qualified Contracts
The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); (5) experiences a financial hardship (as defined in the IRC); or (6) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.
Partial 1035 Exchanges of Non-Qualified Annuities
Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.
Qualified Plans
The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.
(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(b) Tax-Sheltered Annuities
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2023 is the lesser of 100% of includible compensation or $22,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $7,500 in 2023 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2023 may not exceed the lesser of $66,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.
The final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.
(c) Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2023 is the lesser of $6,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2023. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. If you and your spouse are filing jointly and have a modified AGI in 2023 of less than $116,000, your contribution may be fully deductible; if your income is between $116,000 and $136,000, your contribution may be partially deductible and if your income is $136,000 or more, your contribution may not be deductible. If you are single and your income in 2023 is less than $73,000, your contribution may be fully deductible; if your income is between $73,000 and $83,000, your contribution may be partially deductible and if your income is $83,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2023 is between $218,000 and $228,000, your contribution may be partially deductible.
(d) Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2023 is the lesser of $6,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2023. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2023 is less than: $218,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $138,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
(e) Pension and Profit-Sharing Plans
Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(f) Deferred Compensation Plans — Section 457(b)
Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.
Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2022, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise Financial Services, Inc.	Primerica Financial Services
Avantax Investment Services, Inc	PRUCO Securities LLC
Cadaret, Grant & Co, Inc	Raymond James & Associates
Centaurus Financial, Inc.	Raymond James Financial
Cetera Advisor Networks LLC	RBC Capital Markets Corporation
Cetera Financial Institutions	Royal Alliance Associates, Inc
Edward D. Jones & Co., L.P	SagePoint Financial, Inc.
Kestra Investment Services	Securian Financial Services, Inc.
Lincoln Financial Advisor	Securities America, Inc.
Lincoln Financial Securities	US Bancorp Investments Inc.
MML Investors Services, LLC	Wells Fargo Clearing Services PCG
NEXT Financial Group, Inc.	Wells Fargo Clearing Services WBS
PNC Investments, LLC	Woodbury Financial Services, Inc.
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. (“ACS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ACS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Separate Account, American General Life Insurance Company (“AGL”), and American Home Assurance Company.
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or by calling (855) 421-2692. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited statement of assets and liabilities of Variable Separate Account of American General Life Insurance as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2022.
•
The Audited Statutory Financial Statements of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and December 31, 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022.
•
The Audited Statutory Financial Statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and December 31, 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts. You should only consider the statutory financial statements of American Home Assurance Company (“American Home”) that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time (“Point of Termination”). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Resolution Establishing Separate Account	Incorporated by reference to Initial Registration Statement, File Nos. 333-25473 and 811-03859, filed on April 18, 1997, Accession No. 0000950148-97-000989.
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(c)(2)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(1)	Polaris Choice II Group Annuity Certificate	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(d)(2)	Polaris Choice II Individual Annuity Contract	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(d)(3)	Maximum Anniversary Value Optional Death Benefit Endorsement	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 12, File Nos. 333-65118 and 811-03859, filed on April 14, 2004, Accession No. 0000950129-04-002082.
(d)(4)	Purchase Payment Accumulation Optional Death Benefit Endorsement	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 12, File Nos. 333-65118 and 811-03859, filed on April 14, 2004, Accession No. 0000950129-04-002082.
(d)(5)	Optional Death Benefit Enhancement Endorsement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(d)(6)	Optional Income Protector Endorsement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(d)(7)	Guaranteed Minimum Account Value Endorsement	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 10, File Nos. 333-65118 and 811-03859, filed on September 25, 2003, Accession No. 0000950148-03-002354.
(d)(8)	Guaranteed Minimum Withdrawal Benefit Endorsement — Step-Up Options	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 12, File Nos. 333-65118 and 811-03859, filed on April 14, 2004, Accession No. 0000950129-04-002082.
(d)(9)	Standard Death Benefit Endorsement	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 12, File Nos. 333-65118 and 811-03859, filed on April 14, 2004, Accession No. 0000950129-04-002082.
(d)(10)	Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value Endorsement	Incorporated by reference to Post-Effective Amendment No. 21 and Amendment No. 22, File Nos. 333-65118 and 811-03859, filed on May 1, 2006, Accession No. 0000950129-06-004660.
(d)(11)	Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two Lives Endorsement	Incorporated by reference to Post-Effective Amendment No. 21 and Amendment No. 22, File Nos. 333-65118 and 811-03859, filed on May 1, 2006, Accession No. 0000950129-06-004660.
(d)(12)	Polaris Choice III Individual Variable Annuity Contract	Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-65118 and 811-03859, filed on September 21, 2006, Accession No. 0000950124-06-005435.

Exhibit Number	Description	Location
(d)(13)	Nursing Home Rider	Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-65118 and 811-03859, filed on September 21, 2006, Accession No. 0000950124-06-005435.
(d)(14)	Extended Legacy Program Guide	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011, Accession No. 0000950123-11-040070.
(d)(15)	AGL Optional Guaranteed Living Benefit Extension Data Page Endorsement (ASE-6231E (10/10))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185778 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002940.
(d)(16)	Merger Endorsement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(17)	AGL Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value Extension Endorsement (ASE-6217E (8/13))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 6, File Nos. 333-185778 and 811-03859, filed on April 29, 2016, Accession No. 0001193125-16-568418.
(d)(18)	AGL Optional Guaranteed Minimum Withdrawal Benefit For Two Live Extension Endorsement (AGE-6218E (9/15))	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 6, File Nos. 333-185778 and 811-03859, filed on April 29, 2016, Accession No. 0001193125-16-568418.
(d)(19)	AGL Extended Legacy Program Guide (EXTLEGGEN.8 Rev. 7.15)	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016, Accession No. 0001193125-16-568243.
(e)	Application for Contract
(e)(1)	Participant Enrollment Form	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(e)(2)	Annuity Application	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.
(f)	Corporate Documents of Depositor
(f)(1)	Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991 (P)	Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.
(f)(2)	Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995
Incorporated by reference to Pre-Effective Amendment No. 3 to
Form S-6 Registration Statement, File No. 333-53909, of
American General Life Insurance Company Separate Account
VL-R, filed on August 19, 1998, Accession
No. 0000899243-98-001661.

(f)(3)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005
Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561,
of American General Life Insurance Company Separate
Account VL-R, filed on August 12, 2005, Accession
No. 0001193125-05-165474.

(g)	Reinsurance Contract	Not Applicable
(h)	Participation Agreements
(h)(1)	Anchor Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(h)(2)	SunAmerica Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.

Exhibit Number	Description	Location
(h)(3)	American Funds Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03589, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(h)(4)	Lord Abbett Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03589, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(h)(5)	Van Kampen Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-66114 and 811-03859, filed on October 25, 2001, Accession No. 0000950148-01-502065.
(h)(6)	Columbia Funds Variable Insurance Trust I Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185775 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014433.
(h)(7)	Sterling Capital Variable Insurance Funds (formerly BB&T Variable Insurance) Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22 to File Nos. 333-58234 and 811-03859, filed on September 20, 2005, Accession No. 0000950129-05-009343.
(h)(8)	American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 27 and Amendment No. 28, File Nos. 333-65118 and 811-03859, filed on April 30, 2007, Accession No. 0000950124-07-002508.
(h)(9)	Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment 28 and Amendment 29, File Nos. 333-65118 and 811-03859, filed on April 30, 2008, Accession No. 0000950134-08-007943.
(h)(10)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.
(h)(11)	Seasons Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(h)(12)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(h)(13)	Columbia Funds Variable Series Trust II Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 34 and Amendment No. 36, File Nos. 333-58234 and 811-03859, filed on May 1, 2011, Accession No. 0000950123-11-042326.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts
(j)(1)	General Guarantee Agreement by American Home Assurance Company	Incorporated by reference to Post-Effective Amendment No. 19 and Amendment No. 20 to File Nos. 333-65118 and 811-03859, filed on August 12, 2005, Accession No. 0000950129-05-008177.
(j)(2)	Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006	Incorporated by reference to Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-65118 and 811-03859, filed on December 12, 2006, Accession No. 0000950124-06-007493.
(j)(3)	Notice of Termination of Support Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011, Accession No. 0000950123-11-040070.
(j)(4)	Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014, Accession No. 0000950123-14-004617.
(j)(5)	Agreement and Plan of Merger	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

Exhibit Number	Description	Location
(j)(6)	CMA Termination Agreement	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185837 and 811-03859, filed on May 1, 2015, Accession No. 0001193125-15-161268.
(k)(1)	Opinion and Consent of Counsel	Incorporated by reference to Initial Registration Statement, File Nos. 333-185837 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014519.
(k)(2)	Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company	Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.
(l)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capitalization Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable
(p)	Power of Attorney
(p)(1)	Power of Attorney — American General Life Insurance Company Directors	Filed Herewith
(p)(2)	Power of Attorney — American Home Assurance Company Directors	Filed Herewith
Item 28.  Directors and Officers of the Depositor
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Todd P. Solash (3)	Director, Chairman of the Board and President
Jonathan J. Novak (2)	Director, Executive Vice President and President, Institutional Markets
Lisa M. Longino (9)	Director, Executive Vice President and Chief Investment Officer
Alan L. Smith (11)	Director, Executive Vice President and Chief Human Resources Officer
Christopher V. Muchmore (3)	Director, Senior Vice President and Chief Financial Officer
Sabyasachi Ray (11)	Director, Senior Vice President and Chief Operating Officer
Emily W. Gingrich (1)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Timothy M. Heslin (5)	President, Life US
Bryan A. Pinsky (3)	President, Individual Retirement
Katherine A. Anderson (4)	Executive Vice President and Chief Risk Officer
David Ditillo (6)	Executive Vice President and Chief Information Officer
Christopher P. Filiaggi (9)	Senior Vice President and Life Controller
Christina M. Haley (3)	Senior Vice President, Product Filing
Frank A. Kophamel (5)	Senior Vice President, Deputy Chief Actuary and Appointed Actuary
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Eric G. Tarnow (5)	Senior Vice President, Life Products
Mallary L. Reznik (3)	Senior Vice President, General Counsel and Assistant Secretary
Michael P. Harwood (5)	Senior Vice President
Jennifer A. Roth (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Justin J.W. Caulfield (1)	Vice President and Treasurer
Julie Cotton Hearne	Vice President and Corporate Secretary
Lloyd J. Bellow (5)	Vice President and Tax Officer
Margaret Chih (8)	Vice President and Tax Officer
Daniel R. Cricks (5)	Vice President and Tax Officer

Names, Positions and Offices Held with Depositor
Stephen G. Lunanuova (9)	Vice President and Tax Officer
Valerie J. Vetters (8)	Vice President and Tax Officer
Leo W. Grace (5)	Vice President, Product Filing
Preston L. Schnoor (3)	Vice President, Product Filing
Aimy T. Tran (3)	Vice President, Product Filing
Mark A. Peterson (5)	Vice President, Distribution
Nicolas Berg (5)	Vice President
Michelle D. Campion (5)	Vice President
Jeffrey S. Flinn (4)	Vice President
Christopher J. Hobson (3)	Vice President
Jennifer N. Miller (12)	Vice President
Rosemary Foster	Assistant Secretary
Virginia N. Puzon (3)	Assistant Secretary
Marjorie D. Washington	Assistant Secretary
Angela G. Bates (10)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Grace D. Harvey (5)	Illustration Actuary
Laszlo Kulin (5)	Investment Tax Officer
Michael F. Mulligan (3)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (1)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy (2)	Assistant Manager, State Filings
Melissa H. Cozart	Privacy Officer

(1)
28 Liberty Street, Floor 45th, New York, NY 10005-1400
(2)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(3)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(4)
2929 Allen Parkway, America Tower, Houston, TX 77019
(5)
2727-A Allen Parkway, 3-D1, Houston, TX 77019
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
777 S. Figueroa Street, Los Angeles CA 90017
(9)
30 Hudson Street, Jersey City, NJ 07302
(10)
1271 Avenue Of The Americas, New York, NY 10020
(11)
185 Hudson Street, 5 Harborside Plaza, Jersey City, NJ 07302
(12)
400 Continental Boulevard, El Segundo, CA 90245
Item 29.  Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”). AIG has announced its intention to sell all of its interest in Corebridge over time. On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock. Upon completion of the separation of Corebridge from AIG, the Depositor will continue to be an indirect, wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG. An organizational chart for AIG can be found as Exhibit 21 in AIG’s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-23-000007, filed on February 17, 2023. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  AIG Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Variable Annuity Account Ten
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Michael J. Brodeur(2)	Director
Terri N. Fiedler(2)	Director
Christina Nasta(1)	Director, Chairman and President
Frank Curran(1)	Vice President, Chief Financial Officer, Chief Operating Officer, Controller and Treasurer
Daniel R. Cricks(2)	Vice President, Tax Officer
Julie A. Cotton Hearne(2)	Vice President and Secretary
Michael Fortey(2)	Chief Compliance Officer
John T. Genoy(1)	Vice President
Mallary L. Reznik	Vice President
Margaret Chih(3)	Tax Officer
Valerie Vetters(3)	Tax Officer
Rosemary Foster(2)	Assistant Secretary
Virginia N. Puzon	Assistant Secretary
Marjorie Washington(2)	Assistant Secretary

*
Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1)
Principal business address 160 Greene Street, Jersey City, NJ 07311
(2)
Principal business address 2919 Allen Parkway, Houston, TX 77019
(3)
Principal business address 777 South Figueroa Street, Los Angeles, CA 90017

(c)  AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 33.  Management Services
Not Applicable.
Item 34.  Fee Representation and Other Representations
Fee Representation
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on this 24th day of April, 2023.
Variable Separate Account
(Registrant)
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
  (On behalf of the Registrant and itself)
BY: /s/  CHRISTOPHER P. FILIAGGI

  CHRISTOPHER P. FILIAGGI
  SENIOR VICE PRESIDENT AND LIFE CONTROLLER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*TODD P. SOLASH TODD P. SOLASH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 24, 2023

*CHRISTOPHER V. MUCHMORE CHRISTOPHER V. MUCHMORE	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer)	April 24, 2023

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Senior Vice President and Life Controller (Principal Accounting Officer)	April 24, 2023

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 24, 2023

*LISA M. LONGINO LISA M. LONGINO	Director	April 24, 2023

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 24, 2023

*SABYASACHI RAY SABYASACHI RAY	Director	April 24, 2023

*ALAN L. SMITH ALAN L. SMITH	Director	April 24, 2023

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		April 24, 2023

SIGNATURES
American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilton, and State of Connecticut on the 25th day of April, 2023.
AMERICAN HOME ASSURANCE COMPANY
BY: /s/  BRIAN RUCKER

  BRIAN RUCKER
  SENIOR VICE PRESIDENT AND STATUTORY CONTROLLER
This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*DAVID H. MCELROY DAVID H. MCELROY	Director, President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	April 25, 2023

*THOMAS CONNOLLY THOMAS CONNOLLY	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 25, 2023

*JOHN F. KLAUS JOHN F. KLAUS	Director	April 25, 2023

*BARBARA LUCK BARBARA LUCK	Director	April 25, 2023

*MELISSA MCDERMOTT MELISSA MCDERMOTT	Director	April 25, 2023

*KENNETH RIEGLER KENNETH RIEGLER	Director	April 25, 2023

*ANTHONY VIDOVICH ANTHONY VIDOVICH	Director	April 25, 2023

*BY: /s/ BRIAN RUCKER BRIAN RUCKER Attorney-in-Fact (Exhibit to the Registration Statement)		April 25, 2023